UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2015 Semi-annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

An eventful first half of the year at home and abroad ended with U.S. equity and bond markets at a relative standstill. U.S. equities (as represented by the S&P 500 Index1) returned 1.23% through June 30, 2015 while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) fell 0.10%. International equity markets generally had a strong first-half, with most markets outperforming the U.S. With the exception of emerging markets, international bond markets performed poorly, with most generating negative returns and underperforming the U.S.

The S&P 500 Index began the year on a strong note and reached an all-time high in late May. However, U.S. economic growth remained tepid, in part due to harsh late-winter weather and a major strike at West Coast ports. U.S. corporate earnings disappointed as the year progressed. The U.S. consumer remained a source of strength in the economy as the unemployment rate fell to 5.3%. However, job growth in June of 223,000 was below the prior 12 month average of nearly 250,000. There has also been an increasing focus on the timing, pace and impact of U.S. Federal Reserve (the “Fed”) actions to increase interest rates – with many market participants anticipating some action later in 2015.

Global events have also exerted an impact on U.S. markets as Greece defaulted on its debt, and further concerns emerged regarding China’s fundamental growth prospects (with China’s stock market falling significantly as the second quarter ended). Fears emerged that Greece would exit the Eurozone (“Grexit”) with very negative consequences for European and global growth. A slowing of China’s economic growth rate is concerning, in our view, principally due to its potential negative impact on global energy and other commodity prices, and commodity-producing economies and businesses throughout the world.

International equity markets began the year strong as accommodative monetary policies were implemented in Europe and Asia and corporate earnings and economic indicators showed renewed signs of growth. However, as in the U.S., international equity markets retreated somewhat in the second quarter, we believe principally on concerns over Greece and China.

The U.S. bond market is similarly impacted by these forces; however, bond prices continued to benefit from current, historically low interest rates. This could change if rates were to rise (bond prices typically move in the opposite direction of interest rates). However, outside the U.S., governments continue to cut rates and add stimulus in an attempt to jump-start underperforming economies. The combination of lower interest rates abroad, along with lower growth rates could cause more foreign investors to turn to the perceived quality, safety and potential for higher returns in U.S. markets. This could present a challenge to the Fed’s plan to increase rates, resulting in U.S. interest rates remaining lower for longer.

Looking ahead to the second half of 2015, our focus will continue to be on Europe and China as well as the Fed, and other central bank, interest rate actions.

Preparation for whatever markets may deliver is no easy task and that is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

/s/ Matthew J. Poznar

Matthew J. Poznar,

President, HVIT

1 The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held companies.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Index Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	4
Financial Statements
Schedule of Investments at June 30, 2015 (Unaudited)	5
Statement of Assets and Liabilities at June 30, 2015 (Unaudited)	12
Statement of Operations for the Six-Month Period Ended June 30, 2015 (Unaudited)	13
Statement of Changes in Net Assets for the Six-Month Period Ended June 30, 2015 (Unaudited), and the Year Ended December 31, 2014	14
Notes to Financial Statements (Unaudited)	15
Financial Highlights (Unaudited)	25
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	26
Quarterly Portfolio Holdings Information (Unaudited)	26
Expense Example (Unaudited)	27

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Index Fund inception 05/01/1987

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment objective – The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance information for periods prior to October 20, 2014 is that of the Hartford Index HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/15)

	6 Month*	1 Year	5 Years	10 Years
HIMCO VIT Index Class IA	1.05%	7.04%	16.97%	7.58%
HIMCO VIT Index
Class IB	0.95%	6.79%	16.68%	7.31%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%

*        Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.*

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of

Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Index Class IA	0.33%	0.38%
HIMCO VIT Index Class IB	0.58%	0.63%

*             As shown in the Fund’s current prospectus dated April 30, 2015. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2016, and shall renew automatically for one-year terms unless the Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

2

HIMCO VIT Index Fund

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index Strategy Risk – The Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – The Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the Fund’s performance to be less than expected.

3

HIMCO VIT Index Fund

Manager Discussion

June 30, 2015 (Unaudited)

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities

Edward Caputo, CFA

Senior Vice President

How did the Fund perform?

The Class IA shares of the HIMCO VIT Index Fund (the “Fund”) returned 1.05% for the six-month period ending June 30, 2015. The Fund performed under its benchmark, the S&P 500 Index,1 which returned 1.23%.2

Why did the Fund perform this way?

By design, the Fund seeks to mimic the performance of the S&P 500 Index and is expected to perform in line with the index. However, we did not purchase the stock of our parent, The Hartford Financial Services Group, Inc. (HIG), until April 30, 2015. The exposure to HIG was previously allocated across the life/health, property/casualty and multi-line insurance industries. The performance of the Fund during the period marginally differed from the benchmark, primarily due to trading in futures contracts, index events, minimal cash exposure, and lack of exposure to HIG for the first four months of the year.

The S&P 500 Index posted a modest 1.2% total return (including dividends) for the first half of 2015, with five of the 10 sectors (as defined by GICS) within the index posting positive returns. Health care led the way, gaining 9.6%, as merger and acquisition activity drove performance. Consumer discretionary was next, gaining 6.8%. Utilities, which are historically sensitive to interest rate movements, fell 10.7% for the first half of the year as investors continued to anticipate a rate hike by the U.S. Federal Reserve later in the year. Energy was also down 4.7%.

On a stock level, the leading constituents in the S&P 500 Index for the first half of 2015 were Netflix Inc., which rallied 92.3%, followed by Cigna Corp., which gained 57.5%. Hospira Co. rounded out the top three, finishing up 44.8%. Laggards for the period included the tech sector’s Micron Technology, Inc., which fell 46.2%, and Michael Kors Holdings, which dropped 43.9%.

What is the outlook?

The Fund will continue to invest in a manner that seeks to mimic the S&P 500 Index, with a focus on risk control and efficient trading. The Fund’s target performance is expected to be similar to that of the S&P 500 Index.

For the remainder of 2015, our analysis indicates that fundamentals are neutral. We believe corporate balance sheets hold ample cash positions but earnings growth expectations have plummeted recently on the back of the strong dollar, weak energy and wage inflation. Valuations also appear to be neutral with levels above long-term averages but consistent with the current rate and business/growth cycle environment, aided by support from increased merger and acquisition activity. We expect volatility to trend higher as pending interest rate hikes, the conclusion of U.S. quantitative easing policies last fall, weak economic growth in Europe, and the Greek debt crisis increase market uncertainty. Our 2015 year-end price target for the S&P 500 Index is 2140, which represents a low single-digit price return for the year, largely driven by earnings and revenue growth.

Possible risks to our outlook include commodity volatility, heightened geopolitical tensions, potential for surprises in rate guidance, global monetary policy, strong wage growth and unexpected weakness in economic indicators.

Diversification by Sector

as of June 30, 2015

Percentage of
Sector	Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	9.4
Energy	7.8
Financials	16.6
Health Care	15.3
Industrials	10.1
Information Technology	19.6
Materials	3.2
Telecommunication Services	2.3
Utilities	2.8
Total	99.9%
Short-Term Investments	0.2%
Other assets and liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

1.       The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held companies.

2.       Source: Bloomberg L.P.

4

HIMCO VIT Index Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.1%
14,350	BorgWarner, Inc.	$815,654
18,355	Delphi Automotive plc	1,561,827
252,773	Ford Motor Co.	3,794,123
85,725	General Motors Co.	2,857,214
17,083	Goodyear Tire & Rubber Co. (The)	515,052
13,405	Harley-Davidson, Inc.	755,372
41,654	Johnson Controls, Inc.	2,063,123
		12,362,365
	Banks - 6.2%
667,653	Bank of America Corp.	11,363,454
46,465	BB&T Corp.	1,873,004
192,900	Citigroup, Inc.	10,655,796
11,303	Comerica, Inc.	580,070
51,634	Fifth Third Bancorp	1,075,020
30,503	Hudson City Bancorp, Inc.	301,370
51,334	Huntington Bancshares, Inc.	580,588
235,920	JPMorgan Chase & Co.	15,985,939
54,204	KeyCorp	814,144
8,423	M&T Bank Corp.	1,052,285
19,532	People’s United Financial, Inc.	316,614
32,877	PNC Financial Services Group, Inc. (The)	3,144,685
85,103	Regions Financial Corp.	881,667
32,820	SunTrust Banks, Inc.	1,411,916
112,615	US Bancorp	4,887,491
297,867	Wells Fargo & Co.	16,752,040
12,860	Zions Bancorp	408,112
		72,084,195
	Capital Goods - 7.4%
40,330	3M Co.	6,222,919
6,037	Allegion plc	363,065
15,277	AMETEK, Inc.	836,874
40,885	Boeing Co. (The)	5,671,567
38,414	Caterpillar, Inc.	3,258,275
10,673	Cummins, Inc.	1,400,191
39,155	Danaher Corp.	3,351,276
21,231	Deere & Co.	2,060,469
10,171	Dover Corp.	713,801
29,711	Eaton Corp. plc	2,005,195
42,506	Emerson Electric Co.	2,356,108
17,228	Fastenal Co.	726,677
8,537	Flowserve Corp.	449,558
9,366	Fluor Corp.	496,492
19,856	General Dynamics Corp.	2,813,397
640,556	General Electric Co.	17,019,573
49,712	Honeywell International, Inc.	5,069,133
21,512	Illinois Tool Works, Inc.	1,974,586
16,858	Ingersoll-Rand plc	1,136,566
8,131	Jacobs Engineering Group, Inc.(2)	330,281
6,171	Joy Global, Inc.	223,390
5,230	L-3 Communications Holdings, Inc.	592,977
16,999	Lockheed Martin Corp.	3,160,114
22,152	Masco Corp.	590,794
12,321	Northrop Grumman Corp.	1,954,480
22,652	PACCAR, Inc.	1,445,424
6,758	Pall Corp.	841,033
8,827	Parker-Hannifin Corp.	1,026,845
11,370	Pentair plc	781,688
8,791	Precision Castparts Corp.	1,757,057
13,401	Quanta Services, Inc.(2)	386,217

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Capital Goods - 7.4% - (continued)
19,359	Raytheon Co.	$1,852,269
8,587	Rockwell Automation, Inc.	1,070,284
8,425	Rockwell Collins, Inc.	778,049
6,428	Roper Technologies, Inc.	1,108,573
3,683	Snap-on, Inc.	586,518
9,777	Stanley Black & Decker, Inc.	1,028,931
17,544	Textron, Inc.	782,989
6,117	United Rentals, Inc.(2)	535,972
52,637	United Technologies Corp.	5,839,022
3,804	WW Grainger, Inc.	900,217
11,553	Xylem, Inc.	428,270
		85,927,116
	Commercial & Professional Services - 0.6%
10,846	ADT Corp. (The)	364,100
6,022	Cintas Corp.	509,401
2,279	Dun & Bradstreet Corp. (The)	278,038
7,572	Equifax, Inc.	735,165
23,528	Nielsen N.V.	1,053,349
12,777	Pitney Bowes, Inc.	265,889
15,886	Republic Services, Inc.	622,255
8,564	Robert Half International, Inc.	475,302
5,383	Stericycle, Inc.(2)	720,837
26,912	Tyco International plc	1,035,574
27,059	Waste Management, Inc.	1,254,185
		7,314,095
	Consumer Durables & Apparel - 1.4%
17,480	Coach, Inc.	604,983
21,073	DR Horton, Inc.	576,557
2,810	Fossil Group, Inc.(2)	194,902
7,622	Garmin Ltd.	334,834
25,400	Hanesbrands, Inc.	846,328
4,524	Harman International Industries, Inc.	538,085
7,090	Hasbro, Inc.	530,261
8,767	Leggett & Platt, Inc.	426,778
11,314	Lennar Corp., Class A	577,466
21,436	Mattel, Inc.	550,691
12,732	Michael Kors Holdings Ltd.(2)	535,890
3,933	Mohawk Industries, Inc.(2)	750,810
17,180	Newell Rubbermaid, Inc.	706,270
44,235	NIKE, Inc., Class B	4,778,265
21,000	PulteGroup, Inc.	423,150
5,225	PVH Corp.	601,920
3,818	Ralph Lauren Corp.	505,350
10,717	Under Armour, Inc., Class A(2)	894,226
21,696	VF Corp.	1,513,079
5,014	Whirlpool Corp.	867,673
		16,757,518
	Consumer Services - 1.8%
28,794	Carnival Corp.	1,422,136
1,966	Chipotle Mexican Grill, Inc.(2)	1,189,410
8,034	Darden Restaurants, Inc.	571,057
17,443	H&R Block, Inc.	517,185
13,144	Marriott International, Inc., Class A	977,782
60,909	McDonald’s Corp.	5,790,619
10,438	Royal Caribbean Cruises Ltd.	821,366
95,367	Starbucks Corp.	5,113,102
10,881	Starwood Hotels & Resorts Worldwide, Inc.	882,340
7,640	Wyndham Worldwide Corp.	625,792

The accompanying notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Consumer Services - 1.8% - (continued)
5,247	Wynn Resorts Ltd.	$517,721
27,448	Yum! Brands, Inc.	2,472,516
		20,901,026
	Diversified Financials - 5.1%
3,460	Affiliated Managers Group, Inc.(2)	756,356
55,546	American Express Co.	4,317,035
11,566	Ameriprise Financial, Inc.	1,444,940
71,275	Bank of New York Mellon Corp. (The)	2,991,412
115,931	Berkshire Hathaway, Inc., Class B(2)	15,779,369
8,073	BlackRock, Inc.	2,793,097
34,737	Capital One Financial Corp.	3,055,814
73,474	Charles Schwab Corp. (The)	2,398,926
20,218	CME Group, Inc.	1,881,487
28,134	Discover Financial Services	1,621,081
18,303	E*TRADE Financial Corp.(2)	548,175
24,826	Franklin Resources, Inc.	1,217,219
25,542	Goldman Sachs Group, Inc. (The)	5,332,914
7,098	Intercontinental Exchange, Inc.	1,587,184
27,502	Invesco Ltd.	1,031,050
6,283	Legg Mason, Inc.	323,763
19,982	Leucadia National Corp.	485,163
17,445	McGraw Hill Financial, Inc.	1,752,350
11,268	Moody’s Corp.	1,216,493
97,705	Morgan Stanley	3,789,977
7,489	NASDAQ OMX Group, Inc. (The)	365,538
24,743	Navient Corp.	450,570
13,909	Northern Trust Corp.	1,063,482
26,127	State Street Corp.	2,011,779
16,703	T Rowe Price Group, Inc.	1,298,324
		59,513,498
	Energy - 7.8%
32,252	Anadarko Petroleum Corp.	2,517,591
24,084	Apache Corp.	1,387,961
27,722	Baker Hughes, Inc.	1,710,447
26,184	Cabot Oil & Gas Corp.	825,843
12,277	Cameron International Corp.(2)	642,947
32,789	Chesapeake Energy Corp.	366,253
119,538	Chevron Corp.	11,531,831
5,931	Cimarex Energy Co.	654,249
78,296	ConocoPhillips	4,808,157
14,593	CONSOL Energy, Inc.	317,252
24,680	Devon Energy Corp.	1,468,213
4,259	Diamond Offshore Drilling, Inc.	109,925
14,879	Ensco plc, Class A	331,355
34,888	EOG Resources, Inc.	3,054,444
9,765	EQT Corp.	794,285
265,829	Exxon Mobil Corp.	22,116,973
14,667	FMC Technologies, Inc.(2)	608,534
54,104	Halliburton Co.	2,330,259
6,821	Helmerich & Payne, Inc.	480,335
15,567	Hess Corp.	1,041,121
110,241	Kinder Morgan, Inc.	4,232,152
42,773	Marathon Oil Corp.	1,135,196
34,610	Marathon Petroleum Corp.	1,810,449
10,574	Murphy Oil Corp.	439,561
24,580	National Oilwell Varco, Inc.	1,186,722
10,509	Newfield Exploration Co.(2)	379,585
15,368	Noble Corp. plc	236,514
24,510	Noble Energy, Inc.	1,046,087

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Energy - 7.8% - (continued)
48,832	Occidental Petroleum Corp.	$3,797,665
13,207	ONEOK, Inc.	521,412
34,443	Phillips 66	2,774,728
9,521	Pioneer Natural Resources Co.	1,320,468
10,509	Range Resources Corp.	518,935
80,678	Schlumberger Ltd.	6,953,637
24,869	Southwestern Energy Co.(2)	565,272
42,529	Spectra Energy Corp.	1,386,445
8,056	Tesoro Corp.	680,007
21,582	Transocean Ltd.	347,902
32,332	Valero Energy Corp.	2,023,983
42,900	Williams Cos., Inc. (The)	2,462,031
		90,916,726
	Food & Staples Retailing - 2.4%
27,967	Costco Wholesale Corp.	3,777,223
71,698	CVS Health Corp.	7,519,686
31,137	Kroger Co. (The)	2,257,744
37,854	Sysco Corp.	1,366,529
100,287	Wal-Mart Stores, Inc.	7,113,357
55,459	Walgreens Boots Allliance, Inc.	4,682,958
22,863	Whole Foods Market, Inc.	901,717
		27,619,214
	Food, Beverage & Tobacco - 5.1%
125,044	Altria Group, Inc.	6,115,902
39,423	Archer-Daniels-Midland Co.	1,900,977
9,875	Brown-Forman Corp., Class B	989,278
11,263	Campbell Soup Co.	536,682
249,339	Coca-Cola Co. (The)	9,781,569
13,751	Coca-Cola Enterprises, Inc.	597,343
27,296	ConAgra Foods, Inc.	1,193,381
10,766	Constellation Brands, Inc., Class A	1,249,071
12,229	Dr Pepper Snapple Group, Inc.	891,494
37,860	General Mills, Inc.	2,109,559
9,376	Hershey Co. (The)	832,870
8,535	Hormel Foods Corp.	481,118
6,185	JM Smucker Co. (The)	670,516
15,856	Kellogg Co.	994,171
7,341	Keurig Green Mountain, Inc.	562,541
37,650	Kraft Foods Group, Inc.	3,205,521
8,129	McCormick & Co., Inc.	658,043
12,949	Mead Johnson Nutrition Co.	1,168,259
10,131	Molson Coors Brewing Co., Class B	707,245
103,384	Mondelez International, Inc., Class A	4,253,218
9,266	Monster Beverage Corp.(2)	1,241,829
93,812	PepsiCo, Inc.	8,756,412
98,472	Philip Morris International, Inc.	7,894,500
26,406	Reynolds American, Inc.	1,971,472
18,516	Tyson Foods, Inc., Class A	789,337
		59,552,308
	Health Care Equipment & Services - 5.2%
94,631	Abbott Laboratories	4,644,489
22,192	Aetna, Inc.	2,828,592
13,327	AmerisourceBergen Corp.	1,417,193
16,811	Anthem, Inc.	2,759,358
34,596	Baxter International, Inc.	2,419,298
13,315	Becton Dickinson and Co.	1,886,070
85,203	Boston Scientific Corp.(2)	1,508,093
21,052	Cardinal Health, Inc.	1,761,000
19,497	Cerner Corp.(2)	1,346,463

The accompanying notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 5.2% - (continued)
16,378	Cigna Corp.	$2,653,236
4,706	CR Bard, Inc.	803,314
10,941	DaVita HealthCare Partners, Inc.(2)	869,481
8,894	DENTSPLY International, Inc.	458,486
6,834	Edwards Lifesciences Corp.(2)	973,367
46,356	Express Scripts Holding Co.(2)	4,122,903
18,433	HCA Holdings, Inc.(2)	1,672,242
5,311	Henry Schein, Inc.(2)	754,799
9,540	Humana, Inc.	1,824,811
2,343	Intuitive Surgical, Inc.(2)	1,135,183
6,356	Laboratory Corp. of America Holdings(2)	770,474
14,706	McKesson Corp.	3,306,056
90,584	Medtronic plc	6,712,274
5,430	Patterson Cos., Inc.	264,170
9,145	Quest Diagnostics, Inc.	663,195
17,826	St Jude Medical, Inc.	1,302,546
18,962	Stryker Corp.	1,812,198
6,242	Tenet Healthcare Corp.(2)	361,287
60,536	UnitedHealth Group, Inc.	7,385,392
5,769	Universal Health Services, Inc., Class B	819,775
6,342	Varian Medical Systems, Inc.(2)	534,821
10,872	Zimmer Biomet Holdings, Inc.	1,187,549
		60,958,115
	Household & Personal Products - 1.9%
8,313	Clorox Co. (The)	864,718
54,035	Colgate-Palmolive Co.	3,534,430
14,136	Estee Lauder Cos., Inc. (The), Class A	1,225,026
23,161	Kimberly-Clark Corp.	2,454,371
172,454	Procter & Gamble Co. (The)	13,492,801
		21,571,346
	Insurance - 2.7%
20,724	ACE Ltd.	2,107,216
27,604	Aflac, Inc.	1,716,969
26,013	Allstate Corp. (The)	1,687,463
84,792	American International Group, Inc.	5,241,842
17,915	Aon plc	1,785,767
4,364	Assurant, Inc.	292,388
14,630	Chubb Corp. (The)	1,391,898
9,363	Cincinnati Financial Corp.	469,835
31,477	Genworth Financial, Inc., Class A(2)	238,281
26,677	Hartford Financial Services Group, Inc. (The)(3)	1,108,963
16,052	Lincoln National Corp.	950,599
18,919	Loews Corp.	728,571
34,144	Marsh & McLennan Cos., Inc.	1,935,965
71,026	MetLife, Inc.	3,976,746
17,334	Principal Financial Group, Inc.	889,061
33,963	Progressive Corp. (The)	945,190
28,771	Prudential Financial, Inc.	2,518,038
8,055	Torchmark Corp.	468,962
20,248	Travelers Cos., Inc. (The)	1,957,172
15,933	Unum Group	569,605
19,521	XL Group plc	726,181
		31,706,712
	Materials - 3.2%
12,302	Air Products & Chemicals, Inc.	1,683,283
4,284	Airgas, Inc.	453,161
77,457	Alcoa, Inc.	863,645
6,884	Allegheny Technologies, Inc.	207,897

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Materials - 3.2% - (continued)
5,735	Avery Dennison Corp.	$349,491
8,704	Ball Corp.	610,586
14,970	CF Industries Holdings, Inc.	962,272
68,964	Dow Chemical Co. (The)	3,528,888
9,420	Eastman Chemical Co.	770,744
17,068	Ecolab, Inc.	1,929,879
57,563	EI du Pont de Nemours & Co.	3,681,154
8,449	FMC Corp.	443,995
65,899	Freeport-McMoRan, Inc.	1,227,039
5,117	International Flavors & Fragrances, Inc.	559,237
26,797	International Paper Co.	1,275,269
24,982	LyondellBasell Industries N.V., Class A	2,586,137
3,918	Martin Marietta Materials, Inc.	554,436
21,195	MeadWestvaco Corp.	1,000,192
30,280	Monsanto Co.	3,227,545
19,707	Mosaic Co. (The)	923,273
33,448	Newmont Mining Corp.	781,345
20,219	Nucor Corp.	891,051
10,407	Owens-Illinois, Inc.(2)	238,737
17,244	PPG Industries, Inc.	1,978,232
18,301	Praxair, Inc.	2,187,884
13,318	Sealed Air Corp.	684,279
5,038	Sherwin-Williams Co. (The)	1,385,551
7,568	Sigma-Aldrich Corp.	1,054,601
8,507	Vulcan Materials Co.	713,992
		36,753,795
	Media - 3.7%
13,902	Cablevision Systems Corp., Class A	332,814
28,784	CBS Corp., Class B	1,597,512
159,785	Comcast Corp., Class A	9,609,470
31,992	DIRECTV(2)	2,968,538
9,420	Discovery Communications, Inc., Class A(2)	313,309
16,678	Discovery Communications, Inc., Class C(2)	518,352
26,131	Interpublic Group of Cos., Inc. (The)	503,544
31,650	News Corp., Class A(2)	461,774
15,635	Omnicom Group, Inc.	1,086,476
5,999	Scripps Networks Interactive, Inc., Class A	392,155
14,376	TEGNA, Inc.	461,038
17,970	Time Warner Cable, Inc.	3,201,715
52,418	Time Warner, Inc.	4,581,857
112,487	Twenty-First Century Fox, Inc., Class A	3,660,889
22,726	Viacom, Inc., Class B	1,469,009
99,226	Walt Disney Co. (The)	11,325,656
		42,484,108
	Pharmaceuticals, Biotechnology & Life Sciences - 10.1%
109,306	AbbVie, Inc.	7,344,270
21,281	Agilent Technologies, Inc.	821,021
14,233	Alexion Pharmaceuticals, Inc.(2)	2,572,899
24,944	Allergan plc(2)	7,569,506
48,333	Amgen, Inc.	7,420,082
14,953	Biogen, Inc.(2)	6,040,115
105,954	Bristol-Myers Squibb Co.	7,050,179
50,419	Celgene Corp.(2)	5,835,243
62,105	Eli Lilly & Co.	5,185,146
12,892	Endo International plc(2)	1,026,848
93,422	Gilead Sciences, Inc.	10,937,848

The accompanying notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.1% - (continued)
10,996	Hospira, Inc.(2)	$975,455
176,326	Johnson & Johnson	17,184,732
7,482	Mallinckrodt plc(2)	880,781
179,577	Merck & Co., Inc.	10,223,319
26,163	Mylan N.V.(2)	1,775,421
7,163	PerkinElmer, Inc.	377,060
9,296	Perrigo Co. plc	1,718,180
391,398	Pfizer, Inc.	13,123,575
4,792	Regeneron Pharmaceuticals, Inc.(2)	2,444,543
25,296	Thermo Fisher Scientific, Inc.	3,282,409
15,495	Vertex Pharmaceuticals, Inc.(2)	1,913,323
5,262	Waters Corp.(2)	675,536
31,736	Zoetis, Inc.	1,530,310
		117,907,801
	Real Estate - 2.4%
26,904	American Tower Corp., REIT	2,509,874
9,904	Apartment Investment & Management Co., Class A, REIT	365,755
8,439	AvalonBay Communities, Inc., REIT	1,349,143
9,801	Boston Properties, Inc., REIT	1,186,313
17,728	CBRE Group, Inc., Class A(2)	655,936
21,421	Crown Castle International Corp., REIT	1,720,106
23,215	Equity Residential, REIT	1,628,997
4,181	Essex Property Trust, Inc., REIT	888,462
40,251	General Growth Properties, Inc., REIT	1,032,841
29,509	HCP, Inc., REIT	1,076,193
22,319	Health Care REIT, Inc.	1,464,796
48,006	Host Hotels & Resorts, Inc., REIT	951,959
11,848	Iron Mountain, Inc., REIT	367,288
26,146	Kimco Realty Corp., REIT	589,331
8,920	Macerich Co. (The), REIT	665,432
11,157	Plum Creek Timber Co., Inc., REIT	452,639
33,253	Prologis, Inc., REIT	1,233,686
9,261	Public Storage, REIT	1,707,451
14,735	Realty Income Corp., REIT	654,087
19,765	Simon Property Group, Inc., REIT	3,419,740
6,352	SL Green Realty Corp., REIT	698,021
20,964	Ventas, Inc., REIT	1,301,655
11,192	Vornado Realty Trust, REIT	1,062,457
32,826	Weyerhaeuser Co., REIT	1,034,019
		28,016,181
	Retailing - 4.8%
24,274	Amazon.com, Inc.(2)	10,537,101
4,751	AutoNation, Inc.(2)	299,218
2,021	AutoZone, Inc.(2)	1,347,805
10,975	Bed Bath & Beyond, Inc.(2)	757,055
18,797	Best Buy Co., Inc.	612,970
13,309	CarMax, Inc.(2)	881,189
18,877	Dollar General Corp.	1,467,498
13,181	Dollar Tree, Inc.(2)	1,041,167
6,373	Expedia, Inc.	696,888
6,092	Family Dollar Stores, Inc.	480,110
6,877	GameStop Corp., Class A	295,436
16,808	Gap, Inc. (The)	641,561
9,677	Genuine Parts Co.	866,382
82,563	Home Depot, Inc. (The)	9,175,226
12,573	Kohl’s Corp.	787,196
15,580	L Brands, Inc.	1,335,673

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Retailing - 4.8% - (continued)
59,274	Lowe’s Cos., Inc.	$3,969,580
21,376	Macy’s, Inc.	1,442,239
3,854	Netflix, Inc.(2)	2,531,847
8,915	Nordstrom, Inc.	664,167
6,442	O’Reilly Automotive, Inc.(2)	1,455,763
3,292	Priceline Group, Inc. (The)(2)	3,790,310
26,234	Ross Stores, Inc.	1,275,235
40,589	Staples, Inc.	621,418
40,576	Target Corp.	3,312,219
7,132	Tiffany & Co.	654,718
43,265	TJX Cos., Inc. (The)	2,862,845
8,631	Tractor Supply Co.	776,272
7,065	TripAdvisor, Inc.(2)	615,644
6,340	Urban Outfitters, Inc.(2)	221,900
		55,416,632
	Semiconductors & Semiconductor Equipment - 2.4%
19,068	Altera Corp.	976,282
19,948	Analog Devices, Inc.	1,280,362
78,470	Applied Materials, Inc.	1,508,193
16,300	Avago Technologies Ltd.	2,166,759
34,544	Broadcom Corp., Class A	1,778,671
4,767	First Solar, Inc.(2)	223,954
301,616	Intel Corp.	9,173,651
10,103	KLA-Tencor Corp.	567,890
10,096	Lam Research Corp.	821,310
15,158	Linear Technology Corp.	670,438
12,766	Microchip Technology, Inc.	605,428
68,272	Micron Technology, Inc.(2)	1,286,244
32,723	NVIDIA Corp.	658,059
9,461	Qorvo, Inc.(2)	759,434
12,204	Skyworks Solutions, Inc.	1,270,436
66,139	Texas Instruments, Inc.	3,406,820
16,568	Xilinx, Inc.	731,643
		27,885,574
	Software & Services - 10.5%
39,850	Accenture plc, Class A	3,856,683
30,158	Adobe Systems, Inc.(2)	2,443,100
11,333	Akamai Technologies, Inc.(2)	791,270
3,940	Alliance Data Systems Corp.(2)	1,150,244
14,587	Autodesk, Inc.(2)	730,444
29,832	Automatic Data Processing, Inc.	2,393,421
20,204	CA, Inc.	591,775
10,129	Citrix Systems, Inc.(2)	710,651
38,823	Cognizant Technology Solutions Corp., Class A(2)	2,371,697
8,748	Computer Sciences Corp.	574,219
70,263	eBay, Inc.(2)	4,232,643
19,705	Electronic Arts, Inc.(2)	1,310,383
3,625	Equinix, Inc.	920,750
133,882	Facebook, Inc., Class A(2)	11,482,390
18,065	Fidelity National Information Services, Inc.	1,116,417
15,127	Fiserv, Inc.(2)	1,252,969
18,190	Google, Inc., Class A(2)	9,823,328
18,249	Google, Inc., Class C(2)	9,498,787
58,183	International Business Machines Corp.	9,464,047
17,537	Intuit, Inc.	1,767,203
61,606	MasterCard, Inc., Class A	5,758,929
514,250	Microsoft Corp.	22,704,137

The accompanying notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Software & Services - 10.5% - (continued)
202,650	Oracle Corp.	$8,166,795
20,712	Paychex, Inc.	970,979
11,624	Red Hat, Inc.(2)	882,610
38,754	salesforce.com, Inc.(2)	2,698,441
43,244	Symantec Corp.	1,005,423
9,199	Teradata Corp.(2)	340,363
10,437	Total System Services, Inc.	435,953
6,667	VeriSign, Inc.(2)	411,487
122,938	Visa, Inc., Class A	8,255,287
33,045	Western Union Co. (The)	671,805
66,249	Xerox Corp.	704,889
55,479	Yahoo!, Inc.(2)	2,179,770
		121,669,289
	Technology Hardware & Equipment - 6.7%
19,658	Amphenol Corp., Class A	1,139,574
366,233	Apple, Inc.	45,934,774
323,093	Cisco Systems, Inc.	8,872,134
80,004	Corning, Inc.	1,578,479
123,497	EMC Corp.	3,259,086
4,572	F5 Networks, Inc.(2)	550,240
8,859	FLIR Systems, Inc.	273,034
7,810	Harris Corp.	600,667
114,818	Hewlett-Packard Co.	3,445,688
22,364	Juniper Networks, Inc.	580,793
11,822	Motorola Solutions, Inc.	677,874
19,757	NetApp, Inc.	623,531
103,618	QUALCOMM, Inc.	6,489,595
13,229	SanDisk Corp.	770,192
20,192	Seagate Technology plc	959,120
25,937	TE Connectivity Ltd.	1,667,749
13,763	Western Digital Corp.	1,079,295
		78,501,825
	Telecommunication Services - 2.3%
330,078	AT&T, Inc.	11,724,371
35,900	CenturyLink, Inc.	1,054,742
73,035	Frontier Communications Corp.	361,523
18,692	Level 3 Communications, Inc.(2)	984,508
259,232	Verizon Communications, Inc.	12,082,803
		26,207,947
	Transportation - 2.1%
44,041	American Airlines Group, Inc.	1,758,777
9,273	CH Robinson Worldwide, Inc.	578,543
62,775	CSX Corp.	2,049,604
52,236	Delta Air Lines, Inc.	2,145,855
12,152	Expeditors International of Washington, Inc.	560,268
16,765	FedEx Corp.	2,856,756
5,855	JB Hunt Transport Services, Inc.	480,637
6,997	Kansas City Southern	638,126
19,353	Norfolk Southern Corp.	1,690,678
3,358	Ryder System, Inc.	293,388
42,470	Southwest Airlines Co.	1,405,332
55,665	Union Pacific Corp.	5,308,771
44,158	United Parcel Service, Inc., Class B	4,279,352
		24,046,087
	Utilities - 2.8%
43,260	AES Corp.	573,628
7,583	AGL Resources, Inc.	353,064

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.7% - (continued)
	Utilities - 2.8% - (continued)
15,376	Ameren Corp.	$579,368
31,247	American Electric Power Co., Inc.	1,655,154
27,238	CenterPoint Energy, Inc.	518,339
17,457	CMS Energy Corp.	555,831
18,561	Consolidated Edison, Inc.	1,074,311
37,676	Dominion Resources, Inc.	2,519,394
11,388	DTE Energy Co.	850,000
43,915	Duke Energy Corp.	3,101,277
20,648	Edison International	1,147,616
11,438	Entergy Corp.	806,379
20,327	Eversource Energy	923,049
54,835	Exelon Corp.	1,722,916
27,044	FirstEnergy Corp.	880,282
28,220	NextEra Energy, Inc.	2,766,407
20,283	NiSource, Inc.	924,702
21,401	NRG Energy, Inc.	489,655
16,022	Pepco Holdings, Inc.	431,633
30,475	PG&E Corp.	1,496,322
7,007	Pinnacle West Capital Corp.	398,628
42,656	PPL Corp.	1,257,072
32,078	Public Service Enterprise Group, Inc.	1,260,024
9,057	SCANA Corp.	458,737
14,786	Sempra Energy	1,462,927
57,661	Southern Co. (The)	2,415,996
14,926	TECO Energy, Inc.	263,593
19,976	WEC Energy Group, Inc.	898,326
32,428	Xcel Energy, Inc.	1,043,533
		32,828,163

	Total Common Stocks
	(cost $659,249,574)	1,158,901,636

EXCHANGE-TRADED FUND - 0.2%
	Diversified Financial Services - 0.2%
8,275	Vanguard S&P 500 ETF
	(cost $1,596,029)	1,562,651

	Total Exchange-Traded Funds
	(cost $1,596,029)	1,562,651

	Total Long-Term Investments
	(cost $660,845,603)	1,160,464,287

SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.1%
	RBC Capital Markets LLC TriParty
	Repurchase Agreement (maturing on 07/01/2015 in the amount of $2,066,002, collateralized by U.S. Treasury Note 1.75%, 2022, value of $2,098,071)
$2,066,000	0.04%, 06/30/2015	2,066,000

The accompanying notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value(1)
SHORT-TERM INVESTMENTS - 0.2% - (continued)
	U.S. Government Agencies - 0.1%
$650,000	U.S. Treasury Bill
	0.01%, 08/06/2015(4)(5)		$650,000

	Total Short-Term Investments
	(cost $2,715,992)		2,716,000

	Total Investments
	(cost $663,561,595)(6)	100.1%	$1,163,180,287
	Other Assets and Liabilities	(0.1)%	(1,078,894)
	Net Assets	100.0%	$1,162,101,393

Note:                       Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)           See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           Non-income producing.

(3)           Affiliated company.

(4)           The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(5)           This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at June 30, 2015.

(6)           At June 30, 2015, the cost of securities for federal income tax purposes was $699,055,083, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$487,258,468
Unrealized Depreciation	(23,133,264)
Net Unrealized Appreciation	$464,125,204

Futures Contracts Outstanding at June 30, 2015

					Unrealized
	Number of	Expiration			Appreciation/
Description	Contracts	Date	Notional Amount	Market Value	(Depreciation)
Long position contracts:
S&P 500 (E-Mini)	31	09/18/2015	3,253,685	$3,184,320	$(69,365)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Schedule of Investments - (concluded)

June 30, 2015 (Unaudited)

Investment Valuation Hierarchy Level Summary at June 30, 2015

Description	Total	Level 1	Level 2	Level 3
Assets:[1]
Common Stocks[2]	$1,158,901,636	$1,158,901,636	$—	$—
Exchange-Traded Funds[2]	1,562,651	1,562,651	—	—
Short-Term Investments	2,716,000	—	2,716,000	—
Total	$1,163,180,287	$1,160,464,287	$2,716,000	$—
Futures[3]	(69,365)	(69,365)	—	—
Total	$(69,365)	$(69,365)	$—	$—

1                         For the period ended June 30, 2015, there were no transfers between any levels.

2                         Refer to the Schedule of Investments for further industry breakout.

3                         Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:                       For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

	Assets:
	Investments in unaffiliated securities, at market value (cost $662,473,840)	$1,162,071,324
	Investments in affiliated securities, at market value (cost $1,087,755)	1,108,963
	Cash	94,235
	Receivables:
	Investment securities sold	296,510
	Fund shares sold	278,099
	Dividends and interest	1,338,155
	Variation margin on financial derivative instruments	9,612
	Other assets	422,354
	Total assets	1,165,619,252
	Liabilities:
	Payables:
	Investment securities purchased	1,230,275
	Fund shares redeemed	1,552,070
	Investment management fees	294,434
	Distribution fees	93,059
	Trustees fees	42,076
	Accrued expenses	305,945
	Total liabilities	3,517,859
	Net assets	$1,162,101,393
	Summary of Net Assets:
	Capital stock and paid-in-capital	$626,844,026
	Undistributed net investment income	15,630,295
	Accumulated net realized gain	20,077,745
	Unrealized appreciation of investments	499,549,327
	Net assets	$1,162,101,393
Class IA:	Net asset value per share	$41.54
	Shares Outstanding	17,388,611
	Net Assets	$722,396,314
Class IB:	Net asset value per share	$41.25
	Shares Outstanding	10,659,894
	Net Assets	$439,705,079

The accompanying notes are an integral part of these financial statements.

12

HIMCO VIT Index Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends from unaffiliates	$13,560,656
Dividends from affiliates	4,866
Interest	1,039
Less: Foreign tax withheld	(1,795)
Other Income	24,274
Total investment income, net	13,589,040
Expenses:
Investment management fees	1,805,185
Transfer agent fees	7,486
Distribution fees - Class IB	571,791
Custodian fees	15,675
Accounting service fees	228,119
Trustee fees	95,599
Audit fees	52,398
Printing fees	59,717
Legal fees	161,186
Insurance fees	15,470
Other expenses	12,017
Total expenses (before waivers)	3,024,643
Total waivers	(467,147)
Total expenses	2,557,496
Net Investment Income	11,031,544
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments from unaffiliates	43,154,799
Net realized gain on investments from affiliates	384
Net realized gain on futures	568,470
Net Realized Gain on Investments and Other Financial Instruments	43,723,653
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(41,095,558)
Net unrealized depreciation of futures contracts	(118,037)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(41,213,595)
Net Realized and Unrealized Gain on Investments and Other Financial Instruments	2,510,058
Net Increase in Net Assets Resulting from Operations	$13,541,602

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT Index Fund

Statement of Changes in Net Assets

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2015	December 31,
	(Unaudited)	2014
Operations:
Net investment income	$11,031,544	$19,641,665
Net realized gain on investments and other financial instruments	43,723,653	45,843,984
Net unrealized appreciation (depreciation) of investments and other financial instruments	(41,213,595)	83,563,385
Net Increase in Net Assets Resulting from Operations	13,541,602	149,049,034
Distributions to Shareholders:
From net investment income
Class IA	—	(10,493,733)
Class IB	—	(5,612,447)
Total distributions from net investment income	—	(16,106,180)
From net realized gain on investments
Class IA	—	(32,453,081)
Class IB	—	(19,873,215)
Total distributions from net realized gain on investments	—	(52,326,296)
Total distributions	—	(68,432,476)
Capital Share Transactions:
Class IA
Sold	17,061,926	28,800,028
Issued on reinvestment of distributions	—	42,946,814
Redeemed	(64,084,576)	(126,111,461)
Total capital share transactions	(47,022,650)	(54,364,619)
Class IB
Sold	13,752,601	59,747,881
Issued on reinvestment of distributions	—	25,485,662
Redeemed	(46,405,381)	(60,237,522)
Total capital share transactions	(32,652,780)	24,996,021
Net decrease from capital share transactions	(79,675,430)	(29,368,598)
Net Increase (Decrease) in Net Assets	(66,133,828)	51,247,960
Net Assets:
Beginning of period	1,228,235,221	1,176,987,261
End of period	$1,162,101,393	$1,228,235,221
Undistributed Net Investment Income	$15,630,295	$4,598,751
Shares:
Class IA
Sold	415,402	718,762
Issued on reinvestment of distributions	—	1,121,090
Redeemed	(1,534,495)	(3,150,411)
Total share activity	(1,119,093)	(1,310,559)
Class IB
Sold	337,008	1,512,641
Issued on reinvestment of distributions	—	668,764
Redeemed	(1,116,843)	(1,514,157)
Total share activity	(779,835)	667,248

The accompanying notes are an integral part of these financial statements.

14

HIMCO VIT Index Fund

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.                   Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Index HLS Fund”). The reorganization of the Hartford Index HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Index HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under

Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.                   Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)                  Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)                  Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), held by the Fund are valued in accordance with procedures established by the Trust’s Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

15

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Prior to January 23, 2015, short-term investments maturing in 60 days or less were generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Trust’s Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•                  Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•                  Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•                  Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including, the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

16

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Legal officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

c)                   Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)                  Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

17

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

3.                   Securities and Other Investments:

a)                  Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2015.

b)                  Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund did not hold when-issued or delayed-delivery investments as of June 30, 2015.

4.                   Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)                  Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2015.

18

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Variation margin receivable(1)	$ —	$ —	$ —	$9,612	$ —	$ —	$9,612
Total	$ —	$ —	$ —	$9,612	$ —	$ —	$9,612

(1)                Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $69,365 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments in the Statement of Operations for the six-month period ended June 30, 2015:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$ —	$ —	$ —	$568,470	$ —	$ —	$568,470
Total	$ —	$ —	$ —	$568,470	$ —	$ —	$568,470

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$ —	$ —	$ —	$ (118,037)	$ —	$ —	$ (118,037)
Total	$ —	$ —	$ —	$ (118,037)	$ —	$ —	$ (118,037)

The derivatives held by the Fund as of June 30, 2015 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

5.              Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

6.              Federal Income Taxes:

a)             Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end.

19

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)             Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)              Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended	For the Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$ 16,474,848	$ 18,051,175
Long-Term Capital Gains(1)	51,957,628	—

(1)           The Fund designates these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,942,017
Undistributed Long-Term Capital Gain	13,027,448
Unrealized Appreciation (Depreciation)(1)	503,746,300
Total Accumulated Earnings (Deficit)	$521,715,765

(1)     Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, certain derivatives and corporate actions.

d)             Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITS and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(2)
Undistributed Net Investment Income	(260,376)
Accumulated Net Realized Loss	260,378

e)              Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

20

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

f)               Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.              Expenses:

a)             Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management’) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford. The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2015; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

b)             Accounting Services Agreement – State Street Bank and Trust Company provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)              Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual expenses of the Fund as follows: 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval by the Board of Trustees of the Fund.

d)             Distribution Plan for Class IB Shares – HIMCO Distribution Services Company a wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB

21

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)              Other Related Party Transactions – State Street Bank and Trust Company provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)               Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the Fund’s Chief Compliance Officer’s compensation was allocated to each operational investment company in the Trust and is included in the Trustees fees. The Trustee fees paid during the period can be found in the Statement of Operations.

8.              Holdings of Affiliates:

The company listed below is affiliated as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. A summary of transactions for the six-month period ended June 30, 2015 is as follows:

	Beginning					Ending
	Value at	Purchase	Sales	Realized	Dividend	Value at
Company	January 1, 2015	Cost	Proceeds	Gain (Loss)	Income	June 30, 2015
Hartford Financial Services Group, Inc. (The).	$—	$1,108,591	$21,220	$ 384	$4,866	$1,108,963

Hartford Investment Management, the Fund’s adviser, is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc.

9.              Investment Transactions:

For the six-month period ended June 30, 2015, the aggregate cost of purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$22,338,473
Sales Proceeds Excluding U.S. Government Obligations	82,866,197

10.       Fund Merger:

Reorganization of Hartford Index HLS Fund (the “Index Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the Index Fund approved on behalf of the Index Fund, the reorganization of the Index Fund, with and into the HIMCO VIT Index Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Index Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the Index Fund in exchange for shares in the Fund, which were distributed pro rata by the Index Fund to shareholders, in complete liquidation of the Index Fund.

22

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

This merger was accomplished by tax free exchange as detailed below:

		Net assets of	Net assets of		Fund shares
	Net assets of Index	Fund	Fund		issued to the
	Fund on	immediately	immediately	Index Fund	Index Fund’s
	October 17, 2014*	before merger	after merger	shares exchanged	shareholders
Class IA	$712,657,995	$—	$712,657,995	$18,988,078	$18,988,078
Class IB	436,595,132	—	436,595,132	11,695,541	11,695,541
Total	$1,149,253,127	$—	$1,149,253,127	$30,683,619	$30,683,619

*                 Final day of operations prior to merger.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

		Net Realized and	Net Realized and
	Net Investment	Unrealized gain	Unrealized gain
	Income	on investments	on investments
The Fund	$19,641,665	$129,407,369	$149,049,034

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Index Fund that have been included in the Statement of Operations since October 20, 2014.

11.       Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action. Plaintiffs appealed and the appeals court has not yet rendered a decision. Defendants filed a motion to dismiss The Official Committee of Unsecured Creditors of Tribune Company action, but the court has not yet issued a decision. The Hartford intends to vigorously defend these actions.

12.       Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers

23

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

June 30, 2015 (Unaudited)

accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

13.       Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.       Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of June 30, 2015.

24

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
											Ratio of	Ratio of
			Net								Expenses	Expenses	Ratio of
			Realized			Distributions					to	to	Net
			and			from		Net		Net	Average	Average	Investment
	Net Asset	Net	Unrealized		Distributions	Realized		Asset		Assets at	Net	Net	Income
	Value at,	Investment	Gain (Loss)	Total from	from Net	Gain		Value		End of	Assets	Assets	(Loss) to
	Beginning	Income	on	Investment	Investment	on	Total	End of	Total	Period	Before	After	Average
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)	(000s)	Waivers(3)	Waivers(3)	Net Assets
HIMCO VIT Index Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$41.11	$0.40	$0.03	$0.43	$—	$—	$—	$41.54	1.05%(4)	$722,396	0.41%(5)	0.33%(5)	1.93%(5)
IB	40.86	0.35	0.04	0.39	—	—	—	41.25	0.95(4)	439,705	0.66(5)	0.58(5)	1.68(5)

For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%	$760,768	0.33%	0.33%	1.74%
IB	38.35	0.59	4.19	4.78	(0.50)	(1.77)	(2.27)	40.86	13.01	467,467	0.58	0.58	1.49

For the Year Ended December 31, 2013(6)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54

For the Year Ended December 31, 2012(6)(7)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	26.09	0.49	3.51	4.00	(0.53)	—	(0.53)	29.56	15.34	307,129	0.58	0.58	1.75

For the Year Ended December 31, 2011(6)(7)
IA	$26.20	$0.52	$(0.05)	$0.47	$(0.47)	$—	$(0.47)	$26.20	1.81%	$673,275	0.33%	0.33%	1.74%
IB	26.08	0.39	0.03	0.42	(0.41)	—	(0.41)	26.09	1.60	232,459	0.58	0.58	1.51

For the Year Ended December 31, 2010(6)(7)
IA	$23.22	$0.44	$2.97	$3.41	$(0.43)	$—	$(0.43)	$26.20	14.73%	$809,629	0.34%	0.34%	1.73%
IB	23.12	0.34	2.99	3.33	(0.37)	—	(0.37)	26.08	14.45	209,260	0.59	0.59	1.48

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)

Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the Hartford Index HLS Fund.

(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover
Rate for
All Share Classes
For the Six-Month Period Ended June 30, 2015 (Unaudited)	2%
For the Year Ended December 31, 2014	3
For the Year Ended December 31, 2013(1)	3
For the Year Ended December 31, 2012(1)	7
For the Year Ended December 31, 2011(1)	3
For the Year Ended December 31, 2010(1)	4

(1)

Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the Hartford Index HLS Fund.

25

HIMCO VIT Index Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2015 through June 30, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	1/1/15	6/30/15	1/1/15 - 6/30/15(1)	Expense Ratio
Actual
Class IA	$1,000	$1,010.50	$1.65	0.33%
Class IB	$1,000	$1,009.50	$2.89	0.58%
Hypothetical
Class IA	$1,000	$1,023.16	$1.66	0.33%
Class IB	$1,000	$1,021.92	$2.91	0.58%

(1)             Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

27

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

a) management;
b) use; and
c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect
Personal Information.

We collect Personal Information to:
a) service your Transactions with us; and
b) support our business functions.

We may obtain Personal Information from:
a) You;
b) your Transactions with us; and
c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a) your name;
b) your address;
c) your income;
d) your payment; or
e) your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a) our insurance companies;
b) our employee agents;
c) our brokerage firms; and
d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:
a) market our products; or
b) market our services;
to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:
a) the confidentiality; and
b) the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

We, and third parties we partner with, may track some of the pages You visit through the use of:

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

a) cookies;
b) pixel tagging; or
c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

As used in this Privacy Notice:
Application means your request for our product or service. Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Index Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY

2015 Semi-annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

An eventful first half of the year at home and abroad ended with U.S. equity and bond markets at a relative standstill. U.S. equities (as represented by the S&P 500 Index1) returned 1.23% through June 30, 2015 while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) fell 0.10%. International equity markets generally had a strong first-half, with most markets outperforming the U.S. With the exception of emerging markets, international bond markets performed poorly, with most generating negative returns and underperforming the U.S.

The S&P 500 Index began the year on a strong note and reached an all-time high in late May. However, U.S. economic growth remained tepid, in part due to harsh late-winter weather and a major strike at West Coast ports. U.S. corporate earnings disappointed as the year progressed. The U.S. consumer remained a source of strength in the economy as the unemployment rate fell to 5.3%. However, job growth in June of 223,000 was below the prior 12 month average of nearly 250,000. There has also been an increasing focus on the timing, pace and impact of U.S. Federal Reserve (the “Fed”) actions to increase interest rates — with many market participants anticipating some action later in 2015.

Global events have also exerted an impact on U.S. markets as Greece defaulted on its debt, and further concerns emerged regarding China’s fundamental growth prospects (with China’s stock market falling significantly as the second quarter ended). Fears emerged that Greece would exit the Eurozone (“Grexit”) with very negative consequences for European and global growth. A slowing of China’s economic growth rate is concerning, in our view, principally due to its potential negative impact on global energy and other commodity prices, and commodity-producing economies and businesses throughout the world.

International equity markets began the year strong as accommodative monetary policies were implemented in Europe and Asia and corporate earnings and economic indicators showed renewed signs of growth. However, as in the U.S., international equity markets retreated somewhat in the second quarter, we believe principally on concerns over Greece and China.

The U.S. bond market is similarly impacted by these forces; however, bond prices continued to benefit from current, historically low interest rates. This could change if rates were to rise (bond prices typically move in the opposite direction of interest rates). However, outside the U.S., governments continue to cut rates and add stimulus in an attempt to jump-start underperforming economies. The combination of lower interest rates abroad, along with lower growth rates could cause more foreign investors to turn to the perceived quality, safety and potential for higher returns in U.S. markets. This could present a challenge to the Fed’s plan to increase rates, resulting in U.S. interest rates remaining lower for longer.

Looking ahead to the second half of 2015, our focus will continue to be on Europe and China as well as the Fed, and other central bank, interest rate actions.

Preparation for whatever markets may deliver is no easy task, and that is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

/s/ Matthew J. Poznar

Matthew J. Poznar,

President, HVIT

1 The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held companies.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Portfolio Diversifier Fund

Fund Performance (Unaudited)	2

Manager Discussion (Unaudited)	5

Financial Statements

Schedule of Investments at June 30, 2015 (Unaudited)	6

Statement of Assets and Liabilities at June 30, 2015 (Unaudited)	27

Statement of Operations for the Six-Month Period Ended June 30, 2015 (Unaudited)	28

Statement of Changes in Net Assets for the Six-Month Period Ended June 30, 2015
(Unaudited), and the Year Ended December 31, 2014	29

Notes to Financial Statements (Unaudited)	30

Financial Highlights (Unaudited)	42

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	43

Quarterly Portfolio Holdings Information (Unaudited)	43

Expense Example (Unaudited)	44

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Portfolio Diversifier Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment objective – The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance information for periods prior to October 20, 2014 is that of the Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

Performance Overview 6/06/11 - 6/30/15

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

			Since
	6 Month*	1 Year	Inception†
HIMCO VIT Portfolio Diversifier IB	-0.76%	-1.93%	-5.32%
Barclays U.S. Aggregate Bond Index	-0.10%	1.86%	3.05%
S&P 500 Index	1.23%	7.42%	14.76%

*    Not Annualized

†     Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.*

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The indices are unmanaged, and their results include reinvested dividends and/ or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.85% and the gross total annual operating expense ratio for Class IB shares is 1.01%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus

2

HIMCO VIT Portfolio Diversifier Fund

and reflect contractual expense reimbursements. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2016, and shall renew automatically for one-year terms unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Fund Strategy Risk – The Fund is available solely to holders of variable annuity contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates and by Forethought Life Insurance Company (“Forethought”), an unaffiliated insurance company, who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”). The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders. Hartford Life and its affiliates and Forethought have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates and Forethought will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s and Forethought’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of their obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s and Forethought’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Investment Management and HIMCO Variable Insurance Trust, on behalf of the Fund, have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the

Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Hedging. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage Risk – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index and Information Risk – The data used by Hartford Investment Management to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”) may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have

3

HIMCO VIT Portfolio Diversifier Fund

a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk – The risk that, if the investment manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

4

HIMCO VIT Portfolio Diversifier Fund

Manager Discussion
June 30, 2015 (Unaudited)

Portfolio Manager

Paul Bukowski,

CFA Executive Vice President and Head of Quantitative Equities

How did the Fund perform?

The Class IB Shares of the HIMCO VIT Portfolio Diversifier Fund (the “Fund”) returned -0.76% for the six-month period ending June 30, 2015, compared to the returns of the Barclays U.S. Aggregate Bond Index,1 which returned -0.10%,2 and the S&P 500 Index,3 which returned 1.23%,4 during the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations, which is performance generally “contra” to that of the equity markets as measured by the S&P 500 Index. The Fund generally invests in both securities which are expected to increase in value as the S&P 500 Index declines (protection securities), as well as securities which are expected to approximate the performance of the Barclays U.S. Aggregate Bond and S&P 500 Indices.

The Fund decreased in value as the S&P 500 Index posted modest performance, appreciating slightly more than 1% during the first half of 2015. The Fund’s protection securities, short S&P 500 Index futures and a modest short and long-term S&P 500 Index put position, declined in value providing a headwind (i.e. negative impact) to performance. The fixed income sleeve also provided a headwind to Fund performance as it fell by 10 basis points during the first six months of the year.

What is your outlook?

For the remainder of 2015, our analysis indicates that fundamentals are neutral. We believe corporate balance sheets hold ample cash positions but earnings growth expectations have plummeted recently on the back of the strong dollar, weak energy and wage inflation. Valuations also appear to be neutral with levels above long-term averages but consistent with the current rate and business/ growth cycle environment, aided by support from increased merger and acquisition activity. We expect volatility to trend higher as pending interest rate hikes, the conclusion of U.S. quantitative easing policies last fall, weak economic growth in Europe, and the Greek debt crisis increase market uncertainty. Our 2015 year-end price target for the S&P 500 Index is 2140, which represents a low single-digit price return for the year, largely driven by earnings and revenue growth.

Possible risks to our outlook include commodity volatility, heightened geopolitical tensions, potential for surprises in interest rate guidance, global monetary policy, strong wage growth and unexpected weakness in economic indicators.

1.                  The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

2.                  Source: Barclays Live

3.                  The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held companies.

4.                  Source: Bloomberg L.P.

Diversification by Security Type

as of June 30, 2015

Percentage of
Category	Net Assets
Equity Securities
Common Stocks	24.1%
Exchange-Traded Funds	0.1
Total	24.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.8%
Corporate Bonds	12.4
Foreign Government Obligations	1.3
Municipal Bonds	0.3
U.S. Government Agencies	14.3
U.S. Government Securities	16.4
Total	45.5%
Put Options Purchased	0.1%
Short-Term Investments	25.5
Other assets and liabilities	4.7
Total	100.0%

Credit Exposure

as of June 30, 2015

Percentage of
Credit Rating*	Net Assets
AAA/Aaa	19.2%
AA/Aa	16.1
A	5.9
BBB/Baa	4.3
Not Rated	—
Non-Debt Securities and Other Short-Term Instruments	49.8
Other assets and liabilities	4.7
Total	100.0%

*                 Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1%
	Automobiles & Components - 0.3%
1,117	BorgWarner, Inc.	$63,490
1,432	Delphi Automotive plc	121,849
19,680	Ford Motor Co.	295,397
6,673	General Motors Co.	222,411
1,330	Goodyear Tire & Rubber Co. (The)	40,099
1,043	Harley-Davidson, Inc.	58,773
3,243	Johnson Controls, Inc.	160,626
		962,645
	Banks - 1.5%
51,982	Bank of America Corp.	884,734
3,619	BB&T Corp.	145,882
15,019	Citigroup, Inc.	829,649
880	Comerica, Inc.	45,162
4,019	Fifth Third Bancorp	83,675
2,374	Hudson City Bancorp, Inc.	23,455
3,996	Huntington Bancshares, Inc.	45,195
18,368	JPMorgan Chase & Co.	1,244,616
4,219	KeyCorp	63,369
656	M&T Bank Corp.	81,954
1,520	People’s United Financial, Inc.	24,639
2,560	PNC Financial Services Group, Inc. (The)	244,864
6,625	Regions Financial Corp.	68,635
2,556	SunTrust Banks, Inc.	109,959
8,766	US Bancorp	380,444
23,190	Wells Fargo & Co.	1,304,206
1,001	Zions Bancorp	31,767
		5,612,205
	Capital Goods - 1.8%
3,139	3M Co.	484,348
474	Allegion plc	28,506
1,189	AMETEK, Inc.	65,133
3,183	Boeing Co. (The)	441,546
2,990	Caterpillar, Inc.	253,612
831	Cummins, Inc.	109,019
3,047	Danaher Corp.	260,793
1,653	Deere & Co.	160,424
791	Dover Corp.	55,512
2,313	Eaton Corp. plc	156,104
3,309	Emerson Electric Co.	183,418
1,341	Fastenal Co.	56,563
665	Flowserve Corp.	35,019
729	Fluor Corp.	38,644
1,545	General Dynamics Corp.	218,911
49,867	General Electric Co.	1,324,966
3,870	Honeywell International, Inc.	394,624
1,674	Illinois Tool Works, Inc.	153,656
1,312	Ingersoll-Rand plc	88,455
633	Jacobs Engineering Group, Inc.(2)	25,712
480	Joy Global, Inc.	17,376
407	L-3 Communications Holdings, Inc.	46,146
1,323	Lockheed Martin Corp.	245,946
1,724	Masco Corp.	45,979
959	Northrop Grumman Corp.	152,126
1,763	PACCAR, Inc.	112,497
526	Pall Corp.	65,461
687	Parker-Hannifin Corp.	79,919
885	Pentair plc	60,844
684	Precision Castparts Corp.	136,711
1,043	Quanta Services, Inc.(2)	30,059

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Capital Goods - 1.8% - (continued)
1,507	Raytheon Co.	$144,190
668	Rockwell Automation, Inc.	83,260
656	Rockwell Collins, Inc.	60,582
500	Roper Technologies, Inc.	86,230
287	Snap-on, Inc.	45,705
760	Stanley Black & Decker, Inc.	79,982
1,366	Textron, Inc.	60,965
476	United Rentals, Inc.(2)	41,707
4,098	United Technologies Corp.	454,591
296	WW Grainger, Inc.	70,048
899	Xylem, Inc.	33,326
		6,688,615
	Commercial & Professional Services - 0.1%
844	ADT Corp. (The)	28,333
468	Cintas Corp.	39,588
177	Dun & Bradstreet Corp. (The)	21,594
589	Equifax, Inc.	57,186
1,832	Nielsen N.V.	82,019
995	Pitney Bowes, Inc.	20,706
1,237	Republic Services, Inc.	48,453
667	Robert Half International, Inc.	37,019
419	Stericycle, Inc.(2)	56,108
2,095	Tyco International plc	80,616
2,106	Waste Management, Inc.	97,613
		569,235
	Consumer Durables & Apparel - 0.3%
1,361	Coach, Inc.	47,104
1,640	DR Horton, Inc.	44,870
219	Fossil Group, Inc.(2)	15,190
596	Garmin Ltd.	26,182
1,977	Hanesbrands, Inc.	65,874
352	Harman International Industries, Inc.	41,867
552	Hasbro, Inc.	41,284
682	Leggett & Platt, Inc.	33,200
881	Lennar Corp., Class A	44,966
1,669	Mattel, Inc.	42,877
990	Michael Kors Holdings Ltd.(2)	41,669
306	Mohawk Industries, Inc.(2)	58,415
1,337	Newell Rubbermaid, Inc.	54,964
3,443	NIKE, Inc., Class B	371,913
1,635	PulteGroup, Inc.	32,945
407	PVH Corp.	46,886
297	Ralph Lauren Corp.	39,311
834	Under Armour, Inc., Class A(2)	69,589
1,689	VF Corp.	117,791
390	Whirlpool Corp.	67,490
		1,304,387
	Consumer Services - 0.4%
2,241	Carnival Corp.	110,683
153	Chipotle Mexican Grill, Inc.(2)	92,564
625	Darden Restaurants, Inc.	44,425
1,358	H&R Block, Inc.	40,265
1,023	Marriott International, Inc., Class A	76,101
4,741	McDonald’s Corp.	450,727
813	Royal Caribbean Cruises Ltd.	63,975
7,423	Starbucks Corp.	397,984
847	Starwood Hotels & Resorts Worldwide, Inc.	68,683
595	Wyndham Worldwide Corp.	48,736

The accompanying notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Consumer Services - 0.4% - (continued)
400	Wynn Resorts Ltd.	$39,468
2,137	Yum! Brands, Inc.	192,501
		1,626,112
	Diversified Financials - 1.2%
273	Affiliated Managers Group, Inc.(2)	59,678
4,324	American Express Co.	336,061
900	Ameriprise Financial, Inc.	112,437
5,549	Bank of New York Mellon Corp. (The)	232,892
9,025	Berkshire Hathaway, Inc., Class B(2)	1,228,393
629	BlackRock, Inc.	217,621
2,705	Capital One Financial Corp.	237,959
5,720	Charles Schwab Corp. (The)	186,758
1,574	CME Group, Inc.	146,476
2,190	Discover Financial Services	126,188
1,425	E*TRADE Financial Corp.(2)	42,679
1,933	Franklin Resources, Inc.	94,775
1,989	Goldman Sachs Group, Inc. (The)	415,283
553	Intercontinental Exchange, Inc.	123,656
2,140	Invesco Ltd.	80,229
489	Legg Mason, Inc.	25,198
1,556	Leucadia National Corp.	37,780
1,358	McGraw Hill Financial, Inc.	136,411
877	Moody’s Corp.	94,681
7,606	Morgan Stanley	295,037
583	NASDAQ OMX Group, Inc. (The)	28,456
1,929	Navient Corp.	35,127
1,083	Northern Trust Corp.	82,806
2,034	State Street Corp.	156,618
1,300	T Rowe Price Group, Inc.	101,049
		4,634,248
	Energy - 1.9%
2,510	Anadarko Petroleum Corp.	195,931
1,875	Apache Corp.	108,056
2,158	Baker Hughes, Inc.	133,149
2,038	Cabot Oil & Gas Corp.	64,278
956	Cameron International Corp.(2)	50,066
2,552	Chesapeake Energy Corp.	28,506
9,304	Chevron Corp.	897,557
462	Cimarex Energy Co.	50,963
6,094	ConocoPhillips	374,232
1,136	CONSOL Energy, Inc.	24,697
1,921	Devon Energy Corp.	114,280
332	Diamond Offshore Drilling, Inc.	8,569
1,156	Ensco plc, Class A	25,744
2,716	EOG Resources, Inc.	237,786
760	EQT Corp.	61,818
20,693	Exxon Mobil Corp.	1,721,658
1,142	FMC Technologies, Inc.(2)	47,382
4,212	Halliburton Co.	181,411
531	Helmerich & Payne, Inc.	37,393
1,212	Hess Corp.	81,059
8,578	Kinder Morgan, Inc.	329,309
3,330	Marathon Oil Corp.	88,378
2,694	Marathon Petroleum Corp.	140,923
823	Murphy Oil Corp.	34,212
1,913	National Oilwell Varco, Inc.	92,360
818	Newfield Exploration Co.(2)	29,546
1,194	Noble Corp. plc	18,376
1,908	Noble Energy, Inc.	81,433

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Energy - 1.9% - (continued)
3,801	Occidental Petroleum Corp.	$295,604
1,028	ONEOK, Inc.	40,585
2,681	Phillips 66	215,981
741	Pioneer Natural Resources Co.	102,769
818	Range Resources Corp.	40,393
6,280	Schlumberger Ltd.	541,273
1,936	Southwestern Energy Co.(2)	44,005
3,339	Spectra Energy Corp.	108,851
627	Tesoro Corp.	52,925
1,680	Transocean Ltd.	27,082
2,515	Valero Energy Corp.	157,439
3,340	Williams Cos., Inc. (The)	191,683
		7,077,662
	Food & Staples Retailing - 0.6%
2,177	Costco Wholesale Corp.	294,026
5,581	CVS Health Corp.	585,335
2,424	Kroger Co. (The)	175,764
2,947	Sysco Corp.	106,387
7,809	Wal-Mart Stores, Inc.	553,892
4,317	Walgreens Boots Allliance, Inc.	364,528
1,780	Whole Foods Market, Inc.	70,203
		2,150,135
	Food, Beverage & Tobacco - 1.2%
9,734	Altria Group, Inc.	476,090
3,068	Archer-Daniels-Midland Co.	147,939
769	Brown-Forman Corp., Class B	77,038
877	Campbell Soup Co.	41,789
19,411	Coca-Cola Co. (The)	761,494
1,070	Coca-Cola Enterprises, Inc.	46,481
2,125	ConAgra Foods, Inc.	92,905
838	Constellation Brands, Inc., Class A	97,225
952	Dr Pepper Snapple Group, Inc.	69,401
2,946	General Mills, Inc.	164,151
730	Hershey Co. (The)	64,846
664	Hormel Foods Corp.	37,430
481	JM Smucker Co. (The)	52,145
1,234	Kellogg Co.	77,372
571	Keurig Green Mountain, Inc.	43,756
2,931	Kraft Foods Group, Inc.	249,545
633	McCormick & Co., Inc.	51,241
1,008	Mead Johnson Nutrition Co.	90,942
789	Molson Coors Brewing Co., Class B	55,080
8,047	Mondelez International, Inc., Class A	331,054
721	Monster Beverage Corp.(2)	96,628
7,303	PepsiCo, Inc.	681,662
7,666	Philip Morris International, Inc.	614,583
2,055	Reynolds American, Inc.	153,426
1,441	Tyson Foods, Inc., Class A	61,430
		4,635,653
	Health Care Equipment & Services - 1.3%
7,367	Abbott Laboratories	361,572
1,727	Aetna, Inc.	220,123
1,029	AmerisourceBergen Corp.	109,424
1,308	Anthem, Inc.	214,695
2,694	Baxter International, Inc.	188,391
1,037	Becton Dickinson and Co.	146,891
6,631	Boston Scientific Corp.(2)	117,369
1,639	Cardinal Health, Inc.	137,102
1,518	Cerner Corp.(2)	104,833

The accompanying notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Health Care Equipment & Services - 1.3% - (continued)
1,275	Cigna Corp.	$206,550
366	CR Bard, Inc.	62,476
852	DaVita HealthCare Partners, Inc.(2)	67,708
692	DENTSPLY International, Inc.	35,673
532	Edwards Lifesciences Corp.(2)	75,773
3,608	Express Scripts Holding Co.(2)	320,896
1,435	HCA Holdings, Inc.(2)	130,183
413	Henry Schein, Inc.(2)	58,696
743	Humana, Inc.	142,121
183	Intuitive Surgical, Inc.(2)	88,664
495	Laboratory Corp. of America Holdings(2)	60,004
1,145	McKesson Corp.	257,407
7,052	Medtronic plc	522,553
423	Patterson Cos., Inc.	20,579
712	Quest Diagnostics, Inc.	51,634
1,388	St Jude Medical, Inc.	101,421
1,476	Stryker Corp.	141,061
486	Tenet Healthcare Corp.(2)	28,130
4,713	UnitedHealth Group, Inc.	574,986
449	Universal Health Services, Inc., Class B	63,803
494	Varian Medical Systems, Inc.(2)	41,659
846	Zimmer Biomet Holdings, Inc.	92,409
		4,744,786
	Household & Personal Products - 0.4%
647	Clorox Co. (The)	67,301
4,206	Colgate-Palmolive Co.	275,114
1,110	Estee Lauder Cos., Inc. (The), Class A	96,193
1,803	Kimberly-Clark Corp.	191,064
13,425	Procter & Gamble Co. (The)	1,050,372
		1,680,044
	Insurance - 0.7%
1,615	ACE Ltd.	164,213
2,148	Aflac, Inc.	133,606
2,023	Allstate Corp. (The)	131,232
6,600	American International Group, Inc.	408,012
1,394	Aon plc	138,954
340	Assurant, Inc.	22,780
1,139	Chubb Corp. (The)	108,364
729	Cincinnati Financial Corp.	36,581
2,450	Genworth Financial, Inc., Class A(2)	18,546
2,077	Hartford Financial Services Group, Inc. (The)(3)	86,341
1,250	Lincoln National Corp.	74,025
1,473	Loews Corp.	56,725
2,658	Marsh & McLennan Cos., Inc.	150,709
5,529	MetLife, Inc.	309,569
1,349	Principal Financial Group, Inc.	69,190
2,644	Progressive Corp. (The)	73,583
2,240	Prudential Financial, Inc.	196,045
627	Torchmark Corp.	36,504
1,576	Travelers Cos., Inc. (The)	152,336
1,240	Unum Group	44,330
1,516	XL Group plc	56,395
		2,468,040
	Materials - 0.8%
957	Air Products & Chemicals, Inc.	130,946
334	Airgas, Inc.	35,331
6,030	Alcoa, Inc.	67,234
536	Allegheny Technologies, Inc.	16,187

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Materials - 0.8% - (continued)
446	Avery Dennison Corp.	$27,179
678	Ball Corp.	47,562
1,165	CF Industries Holdings, Inc.	74,886
5,369	Dow Chemical Co. (The)	274,732
733	Eastman Chemical Co.	59,974
1,329	Ecolab, Inc.	150,270
4,480	EI du Pont de Nemours & Co.	286,496
658	FMC Corp.	34,578
5,130	Freeport-McMoRan, Inc.	95,521
398	International Flavors & Fragrances, Inc.	43,497
2,086	International Paper Co.	99,273
1,944	LyondellBasell Industries N.V., Class A	201,243
305	Martin Marietta Materials, Inc.	43,161
1,650	MeadWestvaco Corp.	77,863
2,356	Monsanto Co.	251,126
1,534	Mosaic Co. (The)	71,868
2,638	Newmont Mining Corp.	61,624
1,574	Nucor Corp.	69,366
810	Owens-Illinois, Inc.(2)	18,581
1,350	PPG Industries, Inc.	154,872
1,425	Praxair, Inc.	170,359
1,037	Sealed Air Corp.	53,281
391	Sherwin-Williams Co. (The)	107,533
589	Sigma-Aldrich Corp.	82,077
662	Vulcan Materials Co.	55,562
		2,862,182
	Media - 0.9%
1,082	Cablevision Systems Corp., Class A	25,903
2,241	CBS Corp., Class B	124,376
12,439	Comcast Corp., Class A	748,081
2,490	DIRECTV(2)	231,047
733	Discovery Communications, Inc., Class A(2)	24,380
1,299	Discovery Communications, Inc., Class C(2)	40,373
1	Gannett Co., Inc.(2)	7
2,034	Interpublic Group of Cos., Inc. (The)	39,195
2,464	News Corp., Class A(2)	35,950
1,217	Omnicom Group, Inc.	84,569
467	Scripps Networks Interactive, Inc., Class A	30,528
1,119	TEGNA, Inc.	35,886
1,399	Time Warner Cable, Inc.	249,260
4,081	Time Warner, Inc.	356,720
8,757	Twenty-First Century Fox, Inc., Class A	284,997
1,770	Viacom, Inc., Class B	114,413
7,724	Walt Disney Co. (The)	881,617
		3,307,302
	Pharmaceuticals, Biotechnology & Life Sciences - 2.5%
8,509	AbbVie, Inc.	571,720
1,657	Agilent Technologies, Inc.	63,927
1,108	Alexion Pharmaceuticals, Inc.(2)	200,293
1,942	Allergan plc(2)	589,319
3,763	Amgen, Inc.	577,696
1,164	Biogen, Inc.(2)	470,186
8,248	Bristol-Myers Squibb Co.	548,822
3,925	Celgene Corp.(2)	454,260
4,835	Eli Lilly & Co.	403,674
1,007	Endo International plc(2)	80,208
7,273	Gilead Sciences, Inc.	851,523
856	Hospira, Inc.(2)	75,936
13,726	Johnson & Johnson	1,337,736

The accompanying notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.5% - (continued)
583	Mallinckrodt plc(2)	$68,631
13,979	Merck & Co., Inc.	795,824
2,036	Mylan N.V.(2)	138,163
558	PerkinElmer, Inc.	29,373
723	Perrigo Co. plc	133,632
30,468	Pfizer, Inc.	1,021,592
373	Regeneron Pharmaceuticals, Inc.(2)	190,279
1,969	Thermo Fisher Scientific, Inc.	255,497
1,206	Vertex Pharmaceuticals, Inc.(2)	148,917
410	Waters Corp.(2)	52,636
2,470	Zoetis, Inc.	119,103
		9,178,947
	Real Estate - 0.6%
2,095	American Tower Corp., REIT	195,443
771	Apartment Investment & Management Co., Class A, REIT	28,473
657	AvalonBay Communities, Inc., REIT	105,035
763	Boston Properties, Inc., REIT	92,354
1,380	CBRE Group, Inc., REIT, Class A(2)	51,060
1,668	Crown Castle International Corp., REIT	133,940
1,807	Equity Residential, REIT	126,797
325	Essex Property Trust, Inc., REIT	69,062
3,100	General Growth Properties, Inc., REIT	79,546
2,297	HCP, Inc., REIT	83,772
1,737	Health Care REIT, Inc.	113,999
3,737	Host Hotels & Resorts, Inc., REIT	74,105
922	Iron Mountain, Inc., REIT	28,582
2,035	Kimco Realty Corp., REIT	45,869
694	Macerich Co. (The), REIT	51,772
869	Plum Creek Timber Co., Inc., REIT	35,255
2,589	Prologis, Inc., REIT	96,052
721	Public Storage, REIT	132,931
1,147	Realty Income Corp., REIT	50,915
1,539	Simon Property Group, Inc., REIT	266,278
495	SL Green Realty Corp., REIT	54,396
1,632	Ventas, Inc., REIT	101,331
871	Vornado Realty Trust, REIT	82,684
2,557	Weyerhaeuser Co., REIT	80,545
		2,180,196
	Retailing - 1.2%
1,890	Amazon.com, Inc.(2)	820,430
370	AutoNation, Inc.(2)	23,303
157	AutoZone, Inc.(2)	104,703
854	Bed Bath & Beyond, Inc.(2)	58,909
1,463	Best Buy Co., Inc.	47,708
1,036	CarMax, Inc.(2)	68,594
1,469	Dollar General Corp.	114,200
1,027	Dollar Tree, Inc.(2)	81,123
497	Expedia, Inc.	54,347
474	Family Dollar Stores, Inc.	37,356
535	GameStop Corp., Class A	22,984
1,308	Gap, Inc. (The)	49,926
753	Genuine Parts Co.	67,416
6,427	Home Depot, Inc. (The)	714,232
978	Kohl’s Corp.	61,233
1,213	L Brands, Inc.	103,990
4,614	Lowe’s Cos., Inc.	309,000
1,664	Macy’s, Inc.	112,270

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 24.1% - (continued)
	Retailing - 1.2% - (continued)
300	Netflix, Inc.(2)	$197,082
694	Nordstrom, Inc.	51,703
501	O’Reilly Automotive, Inc.(2)	113,216
257	Priceline Group, Inc. (The)(2)	295,902
2,042	Ross Stores, Inc.	99,262
3,160	Staples, Inc.	48,380
3,158	Target Corp.	257,787
555	Tiffany & Co.	50,949
3,368	TJX Cos., Inc. (The)	222,860
672	Tractor Supply Co.	60,440
550	TripAdvisor, Inc.(2)	47,927
494	Urban Outfitters, Inc.(2)	17,290
		4,314,522
	Semiconductors & Semiconductor Equipment - 0.6%
1,484	Altera Corp.	75,981
1,551	Analog Devices, Inc.	99,551
6,108	Applied Materials, Inc.	117,396
1,273	Avago Technologies Ltd.	169,220
2,689	Broadcom Corp., Class A	138,457
371	First Solar, Inc.(2)	17,430
23,472	Intel Corp.	713,901
802	KLA-Tencor Corp.	45,080
786	Lam Research Corp.	63,941
1,180	Linear Technology Corp.	52,191
994	Microchip Technology, Inc.	47,140
5,315	Micron Technology, Inc.(2)	100,135
2,547	NVIDIA Corp.	51,220
740	Qorvo, Inc.(2)	59,400
950	Skyworks Solutions, Inc.	98,895
5,144	Texas Instruments, Inc.	264,967
1,290	Xilinx, Inc.	56,966
		2,171,871
	Software & Services - 2.5%
3,099	Accenture plc, Class A	299,921
2,348	Adobe Systems, Inc.(2)	190,211
882	Akamai Technologies, Inc.(2)	61,581
307	Alliance Data Systems Corp.(2)	89,626
1,135	Autodesk, Inc.(2)	56,835
2,321	Automatic Data Processing, Inc.	186,214
1,573	CA, Inc.	46,073
788	Citrix Systems, Inc.(2)	55,286
3,022	Cognizant Technology Solutions Corp., Class A(2)	184,614
680	Computer Sciences Corp.	44,635
5,469	eBay, Inc.(2)	329,453
1,534	Electronic Arts, Inc.(2)	102,011
283	Equinix, Inc.	71,882
10,422	Facebook, Inc., Class A(2)	893,843
1,406	Fidelity National Information Services, Inc.	86,891
1,178	Fiserv, Inc.(2)	97,574
1,416	Google, Inc., Class A(2)	764,697
1,421	Google, Inc., Class C(2)	739,645
4,530	International Business Machines Corp.	736,850
1,365	Intuit, Inc.	137,551
4,795	MasterCard, Inc., Class A	448,237
40,032	Microsoft Corp.	1,767,413
15,775	Oracle Corp.	635,732
1,612	Paychex, Inc.	75,571
905	Red Hat, Inc.(2)	68,717

The accompanying notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

COMMON STOCKS - 24.1% - (continued)
	Software & Services - 2.5% - (continued)
3,016	salesforce.com, Inc.(2)	$210,004
3,366	Symantec Corp.	78,259
716	Teradata Corp.(2)	26,492
812	Total System Services, Inc.	33,917
519	VeriSign, Inc.(2)	32,033
9,570	Visa, Inc., Class A	642,625
2,572	Western Union Co. (The)	52,289
5,157	Xerox Corp.	54,870
4,318	Yahoo!, Inc.(2)	169,654
		9,471,206
	Technology Hardware & Equipment - 1.6%
1,530	Amphenol Corp., Class A	88,694
28,509	Apple, Inc.	3,575,741
25,183	Cisco Systems, Inc.	691,525
6,228	Corning, Inc.	122,878
9,611	EMC Corp.	253,634
356	F5 Networks, Inc.(2)	42,845
690	FLIR Systems, Inc.	21,266
604	Harris Corp.	46,454
8,937	Hewlett-Packard Co.	268,199
1,737	Juniper Networks, Inc.	45,110
919	Motorola Solutions, Inc.	52,696
1,538	NetApp, Inc.	48,539
8,065	QUALCOMM, Inc.	505,111
1,029	SanDisk Corp.	59,908
1,571	Seagate Technology plc	74,623
2,017	TE Connectivity Ltd.	129,693
1,071	Western Digital Corp.	83,988
		6,110,904
	Telecommunication Services - 0.5%
25,697	AT&T, Inc.	912,757
2,795	CenturyLink, Inc.	82,117
5,695	Frontier Communications Corp.	28,190
1,455	Level 3 Communications, Inc.(2)	76,635
20,183	Verizon Communications, Inc.	940,730
		2,040,429
	Transportation - 0.5%
3,429	American Airlines Group, Inc.	136,937
722	CH Robinson Worldwide, Inc.	45,046
4,887	CSX Corp.	159,560
4,066	Delta Air Lines, Inc.	167,031
946	Expeditors International of Washington,
	Inc.	43,615
1,305	FedEx Corp.	222,372
456	JB Hunt Transport Services, Inc.	37,433
545	Kansas City Southern	49,704
1,507	Norfolk Southern Corp.	131,651
261	Ryder System, Inc.	22,804
3,307	Southwest Airlines Co.	109,429
4,334	Union Pacific Corp.	413,334
3,437	United Parcel Service, Inc., Class B	333,080
		1,871,996
	Utilities - 0.7%
3,368	AES Corp.	44,660
590	AGL Resources, Inc.	27,470
1,197	Ameren Corp.	45,103
2,432	American Electric Power Co., Inc.	128,823
2,120	CenterPoint Energy, Inc.	40,344

Shares or Principal Amount		Market Value(1)

COMMON STOCKS - 24.1% - (continued)
	Utilities - 0.7% - (continued)
1,359	CMS Energy Corp.	$43,271
1,445	Consolidated Edison, Inc.	83,637
2,935	Dominion Resources, Inc.	196,264
886	DTE Energy Co.	66,131
3,420	Duke Energy Corp.	241,520
1,607	Edison International	89,317
890	Entergy Corp.	62,745
1,583	Eversource Energy	71,884
4,269	Exelon Corp.	134,132
2,078	FirstEnergy Corp.	67,639
2,197	NextEra Energy, Inc.	215,372
1,579	NiSource, Inc.	71,987
1,666	NRG Energy, Inc.	38,118
1,247	Pepco Holdings, Inc.	33,594
2,373	PG&E Corp.	116,514
545	Pinnacle West Capital Corp.	31,005
3,320	PPL Corp.	97,840
2,497	Public Service Enterprise Group, Inc.	98,082
705	SCANA Corp.	35,708
1,151	Sempra Energy	113,880
4,489	Southern Co. (The)	188,089
1,162	TECO Energy, Inc.	20,521
1,554	WEC Energy Group, Inc.	69,891
2,524	Xcel Energy, Inc.	81,222
		2,554,763

	Total Common Stocks
	(cost $69,607,696)	90,218,085

EXCHANGE-TRADED FUND - 0.1%
	Diversified Financial Services - 0.1%
2,530	Vanguard S&P 500 ETF (cost $488,225)	477,765

	Total Exchange-Traded Funds
	(cost $488,225)	477,765

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES - 0.8%
	Banc of America Commercial
	Mortgage Trust
	Series 2006-2, Class A4
$15,000	5.92%, 05/10/2045(4)	15,249
	Series 2006-3, Class A4
23,115	5.89%, 07/10/2044(4)	23,808
	Series 2006-4, Class AM
60,000	5.68%, 07/10/2046	62,507
	Series 2006-5, Class A4
25,000	5.41%, 09/10/2047	25,703
	Series 2007-1, Class A4
22,688	5.45%, 01/15/2049	23,900
	Series 2007-3, Class A4
30,000	5.75%, 06/10/2049(4)	31,699
	Series 2007-4, Class A4
6,997	5.94%, 02/10/2051(4)	7,506
	Series 2007-5, Class A4
17,066	5.49%, 02/10/2051	18,018
	Bear Stearns Commercial Mortgage
	Securities Trust
	Series 2005-PW10, Class A4
35,674	5.41%, 12/11/2040(4)	35,879

The accompanying notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES - 0.8% - (continued)
	Bear Stearns Commercial Mortgage
	Securities Trust - (continued)
	Series 2006-PW14, Class A4
$ 60,000	5.20%, 12/11/2038	$62,585
	Series 2007-PW15, Class A4
21,158	5.33%, 02/11/2044	22,257
	Series 2007-PW16, Class A4
60,000	5.90%, 06/11/2040(4)	63,659
	Series 2007-PW18, Class A4
25,000	5.70%, 06/11/2050	26,738
	Chase Issuance Trust,
	Series 2013-A1, Class A1
100,000	1.30%, 02/18/2020	99,881
	Citibank Credit Card Issuance Trust,
	Series 2007-A8, Class A8,
100,000	5.65%, 09/20/2019	109,424
	Citigroup Commercial Mortgage Trust
	Series 2007-C6, Class A4
35,000	5.90%, 12/10/2049(4)	37,438
	Series 2008-C7, Class A4
18,349	6.35%, 12/10/2049(4)	19,783
	Series 2014-GC23, Class A4
50,000	3.62%, 07/10/2047	51,306
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
	Series 2005-CD1, Class A4
16,486	5.38%, 07/15/2044(4)	16,499
	Series 2006-CD3, Class A5
18,082	5.62%, 10/15/2048	18,748
	Series 2007-CD4, Class A4
25,000	5.32%, 12/11/2049	26,049
	Series 2007-CD5, Class A4
26,276	5.89%, 11/15/2044(4)	28,287
	Cobalt CMBS Commercial Mortgage Trust
	Series 2006-C1, Class A4
32,732	5.22%, 08/15/2048	34,043
	Series 2007-C2, Class A3
23,177	5.48%, 04/15/2047(4)	24,485
	Series 2007-C3, Class A4
21,759	5.96%, 05/15/2046(4)	23,222
	COMM Mortgage Trust
	Series 2013-CR9, Class A4,
35,000	4.38%, 07/10/2045(4)	38,047
	Series 2014-UBS5, Class A4
45,000	3.84%, 09/10/2047	46,774
	Series 2014-UBS6, Class A5
50,000	3.64%, 12/10/2047	51,167
	Commercial Mortgage Pass-Through
	Certificates
	Series 2006-C7, Class A4
22,348	5.94%, 06/10/2046(4)	22,874
	Series 2006-C8, Class A4
19,201	5.31%, 12/10/2046	19,956
	Series 2007-C9, Class A4
15,000	5.99%, 12/10/2049(4)	16,073
	Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,562
	Commercial Mortgage Trust
	Series 2005-GG5, Class A5
17,972	5.22%, 04/10/2037(4)	17,994

Shares or Principal Amount		Market Value(1)

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES - 0.8% - (continued)
	Commercial Mortgage Trust - (continued)
	Series 2006-GG7, Class A4
$ 47,585	6.01%, 07/10/2038(4)	$48,640
	Series 2007-GG11, Class A4
25,000	5.74%, 12/10/2049	26,532
	Series 2007-GG9, Class A4
31,729	5.44%, 03/10/2039	33,358
	Series 2013-LC6, Class A4
15,000	2.94%, 01/10/2046	14,988
	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1, Class A4
45,265	5.61%, 02/15/2039(4)	45,608
	Series 2006-C4, Class A3
24,399	5.47%, 09/15/2039	25,203
	Series 2007-C3, Class A4
22,033	5.89%, 06/15/2039(4)	23,224
	Credit Suisse First Boston Mortgage
	Securities Corp.,
	Series 2005-C5, Class A4
1,993	5.10%, 08/15/2038(4)	1,990
	Ford Credit Automotive Owner Trust,
	Series 2013-A, Class A4, ABS
100,000	0.78%, 05/15/2018	99,891
	GE Commercial Mortgage Corp.,
	Series 2007-C1, Class A4
30,000	5.54%, 12/10/2049	31,315
	GS Mortgage Securities Corp. II,
	Series 2013-GC10, Class A5
10,000	2.94%, 02/10/2046	9,941
	GS Mortgage Securities Trust
	Series 2006-GG8, Class A4
22,566	5.56%, 11/10/2039	23,394
	Series 2007-GG10, Class A4
40,404	5.99%, 08/10/2045(4)	43,117
	Series 2012-GC6, Class A3
20,000	3.48%, 01/10/2045	20,850
	Series 2012-GCJ7, Class A4
50,000	3.38%, 05/10/2045	51,836
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	40,154
	Series 2013-GC14, Class A5
35,000	4.24%, 08/10/2046	37,864
	Series 2013-GC16, Class A4
40,000	4.27%, 11/10/2046	43,157
	Series 2014-GC18, Class A4
40,000	4.07%, 01/10/2047	42,490
	JP Morgan Chase Commercial Mortgage
	Securities Trust
	Series 2005-LDP5, Class A4
13,105	5.41%, 12/15/2044(4)	13,134
	Series 2006-CB14, Class A4
11,164	5.48%, 12/12/2044(4)	11,269
	Series 2006-LDP7, Class A4
92,227	6.10%, 04/15/2045(4)	94,327
	Series 2006-LDP9, Class A3
23,964	5.34%, 05/15/2047	25,020
	Series 2007-CB18, Class A4
33,034	5.44%, 06/12/2047	34,635
	Series 2007-CB20, Class A4
34,093	5.79%, 02/12/2051(4)	36,533

The accompanying notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES - 0.8% - (continued)
	JP Morgan Chase Commercial Mortgage
	Securities Trust - (continued)
	Series 2007-LD11, Class A4
$ 25,000	5.96%, 06/15/2049(4)	$26,470
	Series 2007-LDPX, Class A3
18,659	5.42%, 01/15/2049	19,522
	Series 2011-C5, Class A3
10,000	4.17%, 08/15/2046	10,850
	JPMBB Commercial Mortgage Securities
	Trust,
	Series 2014-C22, Class A4
40,000	3.80%, 09/15/2047	41,454
	LB-UBS Commercial Mortgage Trust
	Series 2006-C4, Class A4
9,501	6.03%, 06/15/2038(4)	9,765
	Series 2006-C6, Class A4
25,000	5.37%, 09/15/2039	25,936
	Series 2007-C1, Class A4
57,351	5.42%, 02/15/2040	60,169
	Series 2007-C7, Class A3
14,957	5.87%, 09/15/2045(4)	16,183
	ML-CFC Commercial Mortgage Trust
	Series 2006-2, Class A4
32,337	6.06%, 06/12/2046(4)	33,118
	Series 2006-4, Class A3
21,873	5.17%, 12/12/2049	22,731
	Series 2007-5, Class A4
22,950	5.38%, 08/12/2048	23,921
	Series 2007-9, Class A4
40,000	5.70%, 09/12/2049	42,613
	Morgan Stanley Bank of America Merrill
	Lynch Trust
	Series 2014-C15, Class A4
40,000	4.05%, 04/15/2047	42,361
	Series 2014-C16, Class A5
50,000	3.89%, 06/15/2047	52,294
	Series 2015-C22, Class A4
30,000	3.31%, 05/15/2046	29,770
	Morgan Stanley Capital I Trust
	Series 2006-IQ11, Class A4
24,947	5.85%, 10/15/2042(4)	25,126
	Series 2006-IQ12, Class A4
45,176	5.33%, 12/15/2043	46,991
	Series 2007-IQ14, Class A4
25,000	5.69%, 04/15/2049(4)	26,439
	Series 2007-IQ16, Class A4
23,880	5.81%, 12/12/2049	25,628
	Wachovia Bank Commercial Mortgage
	Trust
	Series 2005-C22, Class A4
15,456	5.45%, 12/15/2044(4)	15,476
	Series 2006-C23, Class A4
18,890	5.42%, 01/15/2045(4)	18,991
	Series 2006-C28, Class A4
34,774	5.57%, 10/15/2048	36,087
	Series 2006-C29, Class A4
23,858	5.31%, 11/15/2048	24,802
	Series 2007-C30, Class A5
25,000	5.34%, 12/15/2043	26,260
	Series 2007-C31, Class A4
25,000	5.51%, 04/15/2047	26,156

Shares or Principal Amount		Market Value(1)

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES - 0.8% - (continued)
	Wachovia Bank Commercial Mortgage
	Trust - (continued)
	Series 2007-C32, Class A3
$ 25,000	5.90%, 06/15/2049(4)	$26,434
	Series 2007-C34, Class A3
25,000	5.68%, 05/15/2046	26,606
	WF-RBS Commercial Mortgage Trust,
	Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	40,092

	Total Asset & Commercial Mortgage
	Backed Securities
	(cost $2,916,711)	2,852,835

CORPORATE BONDS - 12.4%
	Advertising - 0.0%
	Omnicom Group, Inc.
110,000	3.63%, 05/01/2022	110,638
	Aerospace/Defense - 0.2%
	Boeing Co. (The)
200,000	4.88%, 02/15/2020	225,658
	General Dynamics Corp.
15,000	3.88%, 07/15/2021	16,023
	Lockheed Martin Corp.
140,000	4.25%, 11/15/2019	152,285
15,000	4.85%, 09/15/2041	15,853
	Northrop Grumman Corp.
40,000	4.75%, 06/01/2043	40,411
20,000	5.05%, 08/01/2019	22,139
	Raytheon Co.
95,000	3.13%, 10/15/2020	98,433
	United Technologies Corp.
65,000	4.50%, 04/15/2020	71,548
105,000	4.50%, 06/01/2042	106,669
115,000	6.13%, 02/01/2019	131,395
		880,414
	Agriculture - 0.2%
	Altria Group, Inc.
270,000	4.75%, 05/05/2021	292,586
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	31,062
	Philip Morris International, Inc.
165,000	4.50%, 03/26/2020	180,991
75,000	4.50%, 03/20/2042	73,079
		577,718
	Auto Manufacturers - 0.1%
	Daimler Finance North America LLC
18,000	8.50%, 01/18/2031	26,453
	Ford Motor Co.
130,000	7.45%, 07/16/2031	166,115
	Toyota Motor Credit Corp. MTN
70,000	2.00%, 10/24/2018	70,646
140,000	3.40%, 09/15/2021	146,397
		409,611
	Auto Parts& Equipment - 0.0%
	Johnson Controls, Inc.
100,000	5.00%, 03/30/2020	109,776

The accompanying notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Beverages - 0.3%
	Anheuser-Busch InBev Worldwide, Inc.
$ 95,000	3.75%, 07/15/2042	$83,876
225,000	5.38%, 01/15/2020	253,779
	Coca-Cola Co. (The)
240,000	1.65%, 03/14/2018	242,332
100,000	3.15%, 11/15/2020	104,278
	Diageo Capital plc
50,000	3.88%, 04/29/2043	44,389
75,000	5.50%, 09/30/2016	79,265
	PepsiCo, Inc.
180,000	3.13%, 11/01/2020	187,747
65,000	5.50%, 01/15/2040	73,928
		1,069,594
	Biotechnology - 0.1%
	Amgen, Inc.
105,000	3.88%, 11/15/2021	110,114
25,000	4.40%, 05/01/2045	23,037
87,000	5.75%, 03/15/2040	95,880
	Celgene Corp.
85,000	3.25%, 08/15/2022	84,059
	Gilead Sciences, Inc.
110,000	3.70%, 04/01/2024	112,402
20,000	4.40%, 12/01/2021	21,843
45,000	4.80%, 04/01/2044	46,315
		493,650
	Chemicals - 0.2%
	CF Industries, Inc.
50,000	4.95%, 06/01/2043	46,784
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	209,780
25,000	4.38%, 11/15/2042	22,775
	Eastman Chemical Co.
90,000	3.80%, 03/15/2025	89,841
	Ecolab, Inc.
95,000	4.35%, 12/08/2021	102,490
	EI du Pont de Nemours & Co.
160,000	3.63%, 01/15/2021	167,621
20,000	5.60%, 12/15/2036	22,757
	LYB International Finance BV
50,000	4.00%, 07/15/2023	51,167
30,000	4.88%, 03/15/2044	29,147
	Monsanto Co.
80,000	4.40%, 07/15/2044	71,638
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	40,454
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,880
	Praxair, Inc.
55,000	2.45%, 02/15/2022	53,645
		928,979
	Commercial Banks - 2.4%
	Bank of America Corp.
270,000	3.30%, 01/11/2023	265,906
445,000	5.00%, 05/13/2021	488,506
360,000	5.65%, 05/01/2018	395,463
50,000	5.88%, 02/07/2042	57,663
	Bank of Montreal
150,000	1.45%, 04/09/2018	149,209

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Commercial Banks - 2.4% - (continued)
	Bank of New York Mellon Corp. (The)
$ 135,000	2.30%, 07/28/2016	$137,406
50,000	3.55%, 09/23/2021	52,238
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	103,839
	Barclays Bank plc
250,000	5.00%, 09/22/2016	261,648
	BB&T Corp.
130,000	5.25%, 11/01/2019	143,200
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	152,919
110,000	6.15%, 09/01/2016	116,103
	Citigroup, Inc.
100,000	4.45%, 01/10/2017	104,476
428,000	5.38%, 08/09/2020	478,513
165,000	6.63%, 06/15/2032	195,319
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
245,000	4.50%, 01/11/2021	267,102
25,000	5.25%, 05/24/2041	27,389
	Credit Suisse
160,000	5.30%, 08/13/2019	178,189
	Deutsche Bank AG
70,000	3.70%, 05/30/2024	69,128
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	101,709
	Goldman Sachs Group, Inc. (The)
350,000	3.85%, 07/08/2024	349,697
184,000	6.25%, 02/01/2041	217,772
	HSBC Holdings plc
600,000	5.10%, 04/05/2021	668,830
	JPMorgan Chase & Co.
785,000	4.95%, 03/25/2020	865,286
60,000	5.50%, 10/15/2040	67,306
80,000	6.00%, 01/15/2018	88,120
275,000	6.30%, 04/23/2019	315,046
	Morgan Stanley
65,000	4.30%, 01/27/2045	60,736
590,000	5.50%, 07/28/2021	665,573
	PNC Funding Corp.
70,000	2.70%, 09/19/2016	71,215
70,000	3.30%, 03/08/2022	71,193
150,000	5.13%, 02/08/2020	168,166
	Royal Bank of Canada
185,000	2.30%, 07/20/2016	188,072
	Royal Bank of Scotland plc (The)
35,000	6.13%, 01/11/2021	40,163
	State Street Corp.
80,000	4.38%, 03/07/2021	88,118
	UBS AG
150,000	5.75%, 04/25/2018	166,180
100,000	5.88%, 07/15/2016	104,406
	US Bancorp
180,000	4.13%, 05/24/2021	194,973
	Wells Fargo & Co.
330,000	2.10%, 05/08/2017	335,597
70,000	3.50%, 03/08/2022	71,905
270,000	4.60%, 04/01/2021	295,779
130,000	5.61%, 01/15/2044	142,778
		8,982,836

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Commercial Services - 0.0%
	Princeton University
$ 75,000	4.95%, 03/01/2019	$83,400
	Diversified Financial Services - 0.5%
	American Express Co.
208,000	2.65%, 12/02/2022	200,087
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	117,243
	Ford Motor Credit Co. LLC
270,000	6.63%, 08/15/2017	296,212
	General Electric Capital Corp.
395,000	4.38%, 09/16/2020	430,119
525,000	5.30%, 02/11/2021	590,327
35,000	5.88%, 01/14/2038	41,861
	HSBC Finance Corp.
130,000	6.68%, 01/15/2021	150,398
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	111,284
30,000	5.45%, 04/10/2017	32,209
		1,969,740
	Electric - 0.8%
	Alabama Power Co.
40,000	6.00%, 03/01/2039	48,588
	Berkshire Hathaway Energy Co.
140,000	6.13%, 04/01/2036	164,929
	CenterPoint Energy Houston Electric LLC
15,000	3.55%, 08/01/2042	13,159
	CMS Energy Corp.
60,000	5.05%, 03/15/2022	66,028
	Consolidated Edison Co. of New York, Inc.
80,000	3.95%, 03/01/2043	73,035
25,000	5.50%, 12/01/2039	28,584
40,000	6.65%, 04/01/2019	46,644
	Dominion Resources, Inc.
395,000	4.45%, 03/15/2021	423,537
	Duke Energy Carolinas LLC
25,000	4.00%, 09/30/2042	23,635
105,000	5.30%, 02/15/2040	119,569
	Exelon Generation Co. LLC
145,000	4.00%, 10/01/2020	151,281
85,000	6.25%, 10/01/2039	93,793
	Florida Power & Light Co.
105,000	5.69%, 03/01/2040	125,524
	Georgia Power Co.
100,000	2.85%, 05/15/2022	98,109
50,000	4.75%, 09/01/2040	51,082
	Indiana Michigan Power Co.
25,000	6.05%, 03/15/2037	29,206
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	78,142
	Nevada Power Co., Series R
55,000	6.75%, 07/01/2037	72,309
	NiSource Finance Corp.
40,000	5.25%, 02/15/2043	42,627
	Northern States Power Co.
95,000	3.40%, 08/15/2042	83,138
	Ohio Power Co., Series M
155,000	5.38%, 10/01/2021	176,727
	Oncor Electric Delivery Co. LLC
95,000	7.00%, 09/01/2022	116,877

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Electric - 0.8% - (continued)
	Pacific Gas & Electric Co.
$140,000	6.05%, 03/01/2034	$168,309
	Progress Energy, Inc.
210,000	4.40%, 01/15/2021	224,769
	PSEG Power LLC
25,000	5.13%, 04/15/2020	27,602
	Public Service Electric & Gas Co.
75,000	3.95%, 05/01/2042	71,147
	San Diego Gas & Electric Co.
32,000	4.50%, 08/15/2040	33,109
	South Carolina Electric & Gas Co.
40,000	6.05%, 01/15/2038	48,060
	Southern California Edison Co.
130,000	4.50%, 09/01/2040	132,067
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	70,895
		2,902,481
	Electrical Components & Equipment - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	77,487
	Electronics - 0.1%
	Honeywell International, Inc.
160,000	4.25%, 03/01/2021	176,975
	Koninklijke Philips N.V.
38,000	6.88%, 03/11/2038	45,708
	Thermo Fisher Scientific, Inc.
155,000	2.25%, 08/15/2016	156,572
100,000	4.15%, 02/01/2024	101,895
		481,150
	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	104,532
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	115,763
		220,295
	Food - 0.2%
	ConAgra Foods, Inc.
14,000	4.65%, 01/25/2043	11,877
94,000	7.00%, 04/15/2019	107,359
	General Mills, Inc.
80,000	5.65%, 02/15/2019	89,296
	Kellogg Co.
45,000	4.00%, 12/15/2020	47,845
	Kraft Foods Group, Inc.
75,000	5.00%, 06/04/2042	74,739
73,000	5.38%, 02/10/2020	81,482
	Kroger Co. (The)
70,000	6.80%, 12/15/2018	80,525
40,000	7.50%, 04/01/2031	51,500
	Mondelez International, Inc.
150,000	4.00%, 02/01/2024	155,359
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	50,367
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	63,820
		814,169
	Forest Products&Paper - 0.0%
	Georgia-Pacific LLC
40,000	7.75%, 11/15/2029	54,170

The accompanying notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Gas - 0.0%
	Atmos Energy Corp.
$ 8,000	5.50%, 06/15/2041	$9,420
	Sempra Energy
65,000	6.00%, 10/15/2039	76,905
		86,325
	Healthcare-Products - 0.2%
	Baxter International, Inc.
130,000	2.40%, 08/15/2022	123,182
30,000	4.50%, 08/15/2019	32,708
	Becton Dickinson and Co.
75,000	4.69%, 12/15/2044	72,573
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	79,266
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	44,829
25,000	6.00%, 10/15/2017	27,551
	Medtronic, Inc.
320,000	3.50%, 03/15/2025(5)	318,908
15,000	4.00%, 04/01/2043	13,843
	Zimmer Biomet Holdings, Inc.
130,000	3.55%, 04/01/2025	125,604
		838,464
	Healthcare-Services - 0.2%
	Aetna, Inc.
165,000	3.95%, 09/01/2020	174,927
	Anthem, Inc.
90,000	4.65%, 01/15/2043	82,509
	Cigna Corp.
100,000	4.00%, 02/15/2022	103,051
10,000	5.38%, 02/15/2042	10,736
	Quest Diagnostics, Inc.
40,000	4.70%, 04/01/2021	43,259
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	164,418
		578,900
	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	87,870
	Procter & Gamble Co. (The)
115,000	4.70%, 02/15/2019	126,762
20,000	5.55%, 03/05/2037	24,141
		238,773
	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	13,643
90,000	6.13%, 08/01/2017	99,004
		112,647
	Insurance - 0.5%
	ACE INA Holdings, Inc.
115,000	2.70%, 03/13/2023	111,785
	Allstate Corp. (The)
75,000	5.55%, 05/09/2035	88,581
	American International Group, Inc.
90,000	4.50%, 07/16/2044	85,612
136,000	6.40%, 12/15/2020	161,683
	Aon Corp.
20,000	5.00%, 09/30/2020	22,065

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Insurance - 0.5% - (continued)
	Berkshire Hathaway Finance Corp.
$225,000	5.40%, 05/15/2018	$249,552
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	75,193
	Chubb Corp. (The)
90,000	5.75%, 05/15/2018	100,484
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	61,674
60,000	4.85%, 06/24/2021	65,779
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	38,688
	MetLife, Inc.
90,000	5.70%, 06/15/2035	104,723
120,000	7.72%, 02/15/2019	143,132
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	69,416
	Prudential Financial, Inc.
205,000	5.38%, 06/21/2020	231,285
45,000	5.80%, 11/16/2041	50,427
	Travelers Cos., Inc. (The)
140,000	3.90%, 11/01/2020	150,526
30,000	4.60%, 08/01/2043	31,043
		1,841,648
	Iron/Steel - 0.0%
	Vale Overseas Ltd.
90,000	6.88%, 11/10/2039	86,616
	IT Services - 0.3%
	Apple, Inc.
360,000	2.40%, 05/03/2023	344,383
45,000	3.45%, 02/09/2045	38,139
	EMC Corp.
110,000	2.65%, 06/01/2020	111,128
	Hewlett-Packard Co.
45,000	4.30%, 06/01/2021	46,741
250,000	5.50%, 03/01/2018	273,537
	International Business Machines Corp.
115,000	5.60%, 11/30/2039	130,956
100,000	5.70%, 09/14/2017	109,635
		1,054,519
	Machinery-Construction & Mining - 0.1%
	Caterpillar, Inc.
50,000	3.80%, 08/15/2042	46,018
185,000	3.90%, 05/27/2021	197,256
	Joy Global, Inc.
10,000	5.13%, 10/15/2021	10,960
		254,234
	Machinery-Diversified - 0.1%
	Deere & Co.
30,000	3.90%, 06/09/2042	27,990
	John Deere Capital Corp.
105,000	1.85%, 09/15/2016	106,478
165,000	2.80%, 09/18/2017	170,959
		305,427
	Media - 0.5%
	21st Century Fox America, Inc.
95,000	4.50%, 02/15/2021	103,141
131,000	6.40%, 12/15/2035	154,993

The accompanying notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Media - 0.5% - (continued)
	CBS Corp.
$ 90,000	3.70%, 08/15/2024	$87,943
	Comcast Corp.
90,000	4.65%, 07/15/2042	90,228
305,000	5.15%, 03/01/2020	343,330
55,000	7.05%, 03/15/2033	70,534
	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
145,000	5.00%, 03/01/2021	157,015
50,000	5.15%, 03/15/2042	47,040
	Discovery Communications LLC
50,000	4.88%, 04/01/2043	45,356
20,000	5.05%, 06/01/2020	21,902
	NBCUniversal Media LLC
125,000	4.38%, 04/01/2021	135,384
	Time Warner Cable, Inc.
245,000	4.00%, 09/01/2021	251,526
65,000	6.75%, 07/01/2018	72,472
	Time Warner, Inc.
60,000	4.88%, 03/15/2020	65,473
160,000	6.50%, 11/15/2036	187,923
	Viacom, Inc.
113,000	4.38%, 03/15/2043	91,547
	Walt Disney Co. (The)
35,000	4.13%, 12/01/2041	34,372
50,000	5.63%, 09/15/2016	52,893
		2,013,072
	Mining - 0.3%
	Barrick Gold Corp.
25,000	5.25%, 04/01/2042	22,383
110,000	6.95%, 04/01/2019	127,399
	BHP Billiton Finance USA Ltd.
80,000	3.85%, 09/30/2023	82,149
15,000	4.13%, 02/24/2042	13,796
110,000	6.50%, 04/01/2019	127,271
	Freeport-McMoRan, Inc.
170,000	3.88%, 03/15/2023	154,433
	Newmont Mining Corp.
38,000	6.25%, 10/01/2039	37,237
	Rio Tinto Finance USA Ltd.
145,000	3.75%, 09/20/2021	150,266
25,000	5.20%, 11/02/2040	25,482
70,000	6.50%, 07/15/2018	79,365
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	56,801
	Teck Resources Ltd.
40,000	4.50%, 01/15/2021	38,398
30,000	5.40%, 02/01/2043	22,361
		937,341
	Miscellaneous Manufacturer - 0.1%
	3M Co.
75,000	1.38%, 09/29/2016	75,615
25,000	5.70%, 03/15/2037	30,208
	Eaton Corp.
115,000	2.75%, 11/02/2022	111,852
	General Electric Co.
102,000	4.13%, 10/09/2042	98,140
120,000	5.25%, 12/06/2017	130,715
	Illinois Tool Works, Inc.
15,000	3.90%, 09/01/2042	13,990
		460,520

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Multi-National - 0.7%
	Asian Development Bank
$100,000	1.75%, 09/11/2018	$101,645
90,000	2.00%, 01/22/2025	86,198
	European Investment Bank
695,000	1.25%, 10/14/2016	701,073
600,000	2.88%, 09/15/2020	629,390
	Inter-American Development Bank
480,000	3.88%, 02/14/2020	527,106
	International Bank for Reconstruction & Development
277,000	7.63%, 01/19/2023	379,296
		2,424,708
	Office/Business Equipment - 0.0%
	Xerox Corp.
20,000	6.35%, 05/15/2018	22,289
	Oil&Gas - 1.0%
	Anadarko Petroleum Corp.
40,000	5.95%, 09/15/2016	42,197
30,000	6.20%, 03/15/2040	33,810
	Apache Corp.
100,000	5.10%, 09/01/2040	96,647
	BP Capital Markets plc
160,000	2.25%, 11/01/2016	162,388
190,000	3.25%, 05/06/2022	190,484
	Canadian Natural Resources Ltd.
60,000	5.70%, 05/15/2017	64,561
40,000	6.50%, 02/15/2037	45,439
	Cenovus Energy, Inc.
15,000	4.45%, 09/15/2042	13,089
25,000	5.70%, 10/15/2019	27,926
	Chevron Corp.
35,000	2.36%, 12/05/2022	33,494
150,000	2.43%, 06/24/2020	151,384
	ConocoPhillips
128,000	6.50%, 02/01/2039	158,853
	Continental Resources, Inc.
50,000	5.00%, 09/15/2022	49,032
	Devon Financing Corp. LLC
65,000	7.88%, 09/30/2031	83,785
	Encana Corp.
50,000	6.50%, 02/01/2038	53,302
	Ensco plc
50,000	4.70%, 03/15/2021	50,930
	Hess Corp.
53,000	5.60%, 02/15/2041	54,284
	Kerr-McGee Corp.
100,000	6.95%, 07/01/2024	120,561
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	16,916
	Marathon Petroleum Corp.
35,000	5.00%, 09/15/2054	31,711
15,000	5.13%, 03/01/2021	16,473
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	66,588
	Noble Energy, Inc.
60,000	6.00%, 03/01/2041	63,519
	Noble Holding International Ltd.
45,000	3.95%, 03/15/2022	41,465
	Occidental Petroleum Corp.
40,000	4.10%, 02/01/2021	43,392

The accompanying notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Oil&Gas - 1.0% - (continued)
	Petrobras Global Finance BV
$395,000	5.38%, 01/27/2021	$379,911
	Petroleos Mexicanos
185,000	5.75%, 03/01/2018	201,249
195,000	6.50%, 06/02/2041	202,800
	Phillips 66
85,000	4.30%, 04/01/2022	89,204
45,000	4.88%, 11/15/2044	42,981
	Shell International Finance BV
85,000	3.63%, 08/21/2042	74,337
170,000	4.30%, 09/22/2019	185,278
	Statoil ASA
35,000	5.10%, 08/17/2040	37,734
255,000	5.25%, 04/15/2019	284,916
	Suncor Energy, Inc.
80,000	6.50%, 06/15/2038	97,473
	Talisman Energy, Inc.
25,000	7.75%, 06/01/2019	28,670
	Total Capital International S.A.
145,000	1.50%, 02/17/2017	146,181
	Total Capital S.A.
95,000	4.25%, 12/15/2021	103,645
	Valero Energy Corp.
200,000	6.13%, 02/01/2020	228,425
		3,815,034
	Oil&Gas Services - 0.1%
	Baker Hughes, Inc.
46,000	5.13%, 09/15/2040	49,553
	National Oilwell Varco, Inc.
50,000	2.60%, 12/01/2022	47,712
15,000	3.95%, 12/01/2042	13,060
	Weatherford International Ltd.
110,000	5.13%, 09/15/2020	112,091
30,000	6.75%, 09/15/2040	27,740
		250,156
	Pharmaceuticals - 0.6%
	AbbVie, Inc.
215,000	2.90%, 11/06/2022	208,185
	Actavis Funding SCS
60,000	3.85%, 06/15/2024	59,277
100,000	4.75%, 03/15/2045	95,205
	AstraZeneca plc
60,000	5.90%, 09/15/2017	65,909
35,000	6.45%, 09/15/2037	44,552
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	20,954
	Express Scripts Holding Co.
205,000	4.75%, 11/15/2021	222,447
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	39,206
80,000	5.65%, 05/15/2018	89,287
47,000	6.38%, 05/15/2038	59,159
	Johnson & Johnson
75,000	5.95%, 08/15/2037	94,744
	McKesson Corp.
70,000	3.80%, 03/15/2024	70,805
50,000	4.75%, 03/01/2021	54,896
	Merck & Co., Inc.
100,000	3.60%, 09/15/2042	88,639
135,000	3.88%, 01/15/2021	144,731

Shares or Principal Amount		Market Value(1)

CORPORATE BONDS - 12.4% - (continued)
	Pharmaceuticals - 0.6% - (continued)
	Novartis Capital Corp.
$195,000	2.40%, 09/21/2022	$189,545
	Novartis Securities Investment Ltd.
35,000	5.13%, 02/10/2019	38,933
	Pfizer, Inc.
320,000	6.20%, 03/15/2019	366,032
	Sanofi
20,000	4.00%, 03/29/2021	21,415
	Teva Pharmaceutical Finance IV BV
28,000	3.65%, 11/10/2021	28,537
	Wyeth LLC
55,000	5.95%, 04/01/2037	65,610
		2,068,068
	Pipelines - 0.4%
	Energy Transfer Partners L.P.
90,000	6.50%, 02/01/2042	92,713
64,000	9.00%, 04/15/2019	76,788
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	90,377
20,000	4.85%, 03/15/2044	18,810
140,000	5.20%, 09/01/2020	155,824
	Kinder Morgan Energy Partners L.P.
35,000	4.70%, 11/01/2042	29,236
227,000	6.38%, 03/01/2041	229,030
	ONEOK Partners L.P.
65,000	6.65%, 10/01/2036	67,999
	Plains All American Pipeline L.P. / PAA Finance Corp.
65,000	6.65%, 01/15/2037	74,332
	Southern Natural Gas Co. LLC
60,000	5.90%, 04/01/2017(5)	63,903
	TransCanada PipeLines Ltd.
125,000	3.75%, 10/16/2023	126,632
105,000	3.80%, 10/01/2020	111,227
90,000	7.13%, 01/15/2019	104,533
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	16,756
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	129,653
40,000	6.30%, 04/15/2040	40,634
		1,428,447
	Real Estate Investment Trusts - 0.2%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	113,535
	ERP Operating L.P.
70,000	5.75%, 06/15/2017	75,694
	HCP, Inc.
160,000	6.70%, 01/30/2018	178,439
	Health Care REIT, Inc.
40,000	3.75%, 03/15/2023	39,599
55,000	5.25%, 01/15/2022	60,163
	Simon Property Group L.P.
220,000	5.65%, 02/01/2020	250,728
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	50,019
		768,177
	Retail - 0.4%
	CVS Health Corp.
140,000	4.00%, 12/05/2023	144,618

The accompanying notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 12.4% - (continued)
	Retail - 0.4% - (continued)
	Home Depot, Inc. (The)
$160,000	2.70%, 04/01/2023	$156,634
60,000	5.88%, 12/16/2036	72,217
	Lowe’s Cos., Inc.
70,000	6.65%, 09/15/2037	89,321
	Macy’s Retail Holdings, Inc.
120,000	3.88%, 01/15/2022	124,426
128,000	5.90%, 12/01/2016	136,377
	McDonald’s Corp.
49,000	3.70%, 02/15/2042	41,513
80,000	5.35%, 03/01/2018	87,703
	Target Corp.
270,000	2.30%, 06/26/2019	273,681
	Wal-Mart Stores, Inc.
50,000	3.25%, 10/25/2020	52,468
50,000	4.25%, 04/15/2021	54,872
198,000	5.63%, 04/15/2041	233,676
	Walgreen Co.
30,000	3.10%, 09/15/2022	29,137
	Walgreens Boots Alliance, Inc.
80,000	4.80%, 11/18/2044	75,280
	Yum! Brands, Inc.
7,000	6.88%, 11/15/2037	8,116
		1,580,039
	Semiconductors - 0.1%
	Intel Corp.
90,000	2.70%, 12/15/2022	87,996
100,000	3.30%, 10/01/2021	104,374
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	78,872
		271,242
	Software - 0.2%
	Microsoft Corp.
70,000	4.00%, 02/12/2055	62,803
115,000	5.20%, 06/01/2039	128,819
	Oracle Corp.
150,000	2.80%, 07/08/2021	151,827
55,000	4.13%, 05/15/2045	51,002
110,000	5.38%, 07/15/2040	121,661
120,000	5.75%, 04/15/2018	133,510
		649,622
	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
110,000	5.63%, 11/15/2017	120,439
95,000	6.13%, 11/15/2037	108,251
	AT&T Mobility LLC
25,000	7.13%, 12/15/2031	30,514
	AT&T, Inc.
310,000	2.63%, 12/01/2022	291,249
119,000	4.35%, 06/15/2045	101,592
45,000	4.75%, 05/15/2046	40,949
73,000	5.35%, 09/01/2040	71,870
120,000	5.80%, 02/15/2019	134,166
	British Telecommunications plc
43,000	9.63%, 12/15/2030	63,819
	Cisco Systems, Inc.
320,000	4.45%, 01/15/2020	349,885
	Deutsche Telekom International Finance BV
57,000	8.75%, 06/15/2030	80,195

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 12.4% - (continued)
	Telecommunications - 0.8% - (continued)
	Orange S.A.
$ 80,000	5.38%, 07/08/2019	$88,844
25,000	5.38%, 01/13/2042	25,686
	Qwest Corp.
60,000	6.88%, 09/15/2033	59,327
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	27,496
50,000	6.80%, 08/15/2018	57,089
	Telefonica Emisiones SAU
180,000	5.46%, 02/16/2021	199,035
	Verizon Communications, Inc.
140,000	2.63%, 02/21/2020	139,685
131,000	4.67%, 03/15/2055(5)	113,964
161,000	5.01%, 08/21/2054	147,732
310,000	5.15%, 09/15/2023	339,401
95,000	6.00%, 04/01/2041	104,509
70,000	6.35%, 04/01/2019	79,992
14,000	6.55%, 09/15/2043	16,377
	Vodafone Group plc
195,000	5.45%, 06/10/2019	215,415
20,000	6.15%, 02/27/2037	21,359
		3,028,840
	Transportation - 0.3%
	Burlington Northern Santa Fe LLC
47,000	4.38%, 09/01/2042	45,273
45,000	4.45%, 03/15/2043	43,649
170,000	4.70%, 10/01/2019	187,383
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,542
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	64,432
8,000	7.13%, 10/15/2031	10,228
	CSX Corp.
85,000	3.70%, 10/30/2020	89,694
105,000	4.25%, 06/01/2021	113,578
	FedEx Corp.
70,000	4.10%, 02/01/2045	62,876
	Norfolk Southern Corp.
100,000	4.84%, 10/01/2041	102,452
	Union Pacific Corp.
60,000	4.00%, 02/01/2021	64,778
34,000	4.82%, 02/01/2044	36,160
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	114,557
		975,602

	Total Corporate Bonds
	(cost $46,547,390)	46,256,818

FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
	Brazil - 0.1%
	Brazilian Government International Bond
187,000	7.13%, 01/20/2037	211,310
	Canada - 0.4%
	Canada Government International Bond
135,000	0.88%, 02/14/2017	135,486
	Hydro-Quebec
150,000	1.38%, 06/19/2017	151,271
70,000	8.40%, 01/15/2022	92,457

The accompanying notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.3% - (continued)
	Canada - 0.4% - (continued)
	Province of British Columbia
$105,000	2.65%, 09/22/2021	$108,011
	Province of Manitoba
85,000	2.10%, 09/06/2022	83,159
	Province of Nova Scotia
35,000	5.13%, 01/26/2017	37,303
	Province of Ontario
415,000	4.40%, 04/14/2020	461,480
	Province of Quebec
140,000	3.50%, 07/29/2020	150,058
60,000	5.13%, 11/14/2016	63,570
50,000	7.50%, 09/15/2029	72,347
		1,355,142
	Colombia - 0.1%
	Colombia Government International Bond
161,000	8.13%, 05/21/2024	206,321
	Germany - 0.3%
	KFW
165,000	1.25%, 02/15/2017	166,512
265,000	2.63%, 01/25/2022	272,300
561,000	4.00%, 01/27/2020	617,118
		1,055,930
	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	50,279
	Mexico - 0.1%
	Mexico Government International Bond
200,000	3.60%, 01/30/2025	197,200
34,000	5.13%, 01/15/2020	37,485
232,000	6.05%, 01/11/2040	263,320
		498,005
	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	61,750
	Peru - 0.0%
	Peruvian Government International Bond
75,000	5.63%, 11/18/2050	83,625
	Philippines - 0.1%
	Philippine Government International Bond
220,000	4.00%, 01/15/2021	237,886
100,000	6.38%, 10/23/2034	132,625
		370,511
	Poland - 0.0%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	155,204
	South Africa - 0.1%
	South Africa Government International Bond
200,000	6.88%, 05/27/2019	227,500
	Turkey - 0.1%
	Turkey Government International Bond
110,000	6.75%, 05/30/2040	126,500
310,000	7.38%, 02/05/2025	372,000
		498,500
	Total Foreign Government Obligations
	(cost $4,820,420)	4,774,077

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	Cnty. of Clark Department of Aviation
$ 5,000	6.82%, 07/01/2045	$6,844
	General Obligations - 0.2%
	California State GO,
55,000	7.55%, 04/01/2039	79,506
105,000	7.60%, 11/01/2040	153,424
	Connecticut State, GO
45,000	5.85%, 03/15/2032	54,131
	llinois State, GO
195,000	5.10%, 06/01/2033	181,730
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	18,343
	Mississippi State, GO
25,000	5.25%, 11/01/2034	28,368
	New York, NY, GO
15,000	5.85%, 06/01/2040	18,438
	Texas State, GO
30,000	5.52%, 04/01/2039	37,370
		571,310
	Higher Education (Universities, Dorms, etc.) - 0.0%
	University of California Build America Bonds Rev.,
50,000	5.77%, 05/15/2043	60,903
	University of Texas System
25,000	4.79%, 08/15/2046	28,305
		89,208
	Miscellaneous - 0.0%
	New Jersey State Economic Development Authority Lease Rev.
15,000	7.43%, 02/15/2029	17,148
	Tax Allocation - 0.0%
	New York State Dormitory Authority
20,000	5.60%, 03/15/2040	24,328
	Transportation - 0.1%
	Bay Area Toll Authority
30,000	6.26%, 04/01/2049	38,776
	Metropolitan Transportation Authority
20,000	5.87%, 11/15/2039	23,591
25,000	6.55%, 11/15/2031	31,634
15,000	6.65%, 11/15/2039	19,410
	New Jersey State Turnpike Authority
45,000	7.10%, 01/01/2041	60,904
15,000	7.41%, 01/01/2040	20,981
	Port Authority of New York & New Jersey
50,000	4.93%, 10/01/2051	54,268
		249,564
	Utilities - Electric - 0.0%
	American Municipal Power Inc.
45,000	6.05%, 02/15/2043	53,287
	Municipal Electric Authority of Georgia
40,000	6.64%, 04/01/2057	48,468
		101,755
	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	57,037

	Total Municipal Bonds
	(cost $1,093,520)	1,117,194

The accompanying notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3%
	FHLMC - 4.1%
$270,000	2.38%, 01/13/2022	$273,367
100,260	2.50%, 07/01/2027	102,424
68,748	2.50%, 09/01/2027	70,231
106,521	2.50%, 10/01/2027	108,820
242,975	2.50%, 04/01/2028	248,229
304,305	2.50%, 06/01/2028	310,878
84,910	2.50%, 01/01/2029	86,275
129,835	2.50%, 12/01/2042	124,143
15,000	2.67%, 12/25/2024	14,728
15,000	2.79%, 01/25/2022	15,362
15,000	2.81%, 01/25/2025	14,872
32,496	3.00%, 12/01/2025	33,674
226,131	3.00%, 11/01/2026	234,510
24,791	3.00%, 03/01/2027	25,710
83,423	3.00%, 04/01/2027	86,519
111,221	3.00%, 09/01/2027	115,354
475,019	3.00%, 10/01/2028	493,371
82,071	3.00%, 10/01/2042	81,846
195,024	3.00%, 10/01/2042	194,488
126,142	3.00%, 11/01/2042	125,795
126,691	3.00%, 12/01/2042	126,313
59,100	3.00%, 01/01/2043	58,938
175,894	3.00%, 01/01/2043	175,410
65,261	3.00%, 02/01/2043	65,081
281,747	3.00%, 02/01/2043	280,974
152,392	3.00%, 02/01/2043	151,868
214,314	3.00%, 03/01/2043	213,681
197,165	3.00%, 04/01/2043	196,578
33,113	3.00%, 05/01/2043	33,011
91,055	3.00%, 05/01/2043	90,783
94,964	3.00%, 05/01/2043	94,670
15,000	3.02%, 01/25/2025	15,092
15,000	3.06%, 12/25/2024	15,153
75,737	3.50%, 04/01/2026	79,853
88,483	3.50%, 08/01/2026	93,492
312,222	3.50%, 10/01/2026	329,897
132,245	3.50%, 10/01/2026	139,432
389,902	3.50%, 07/01/2029	411,202
32,890	3.50%, 10/01/2040	33,875
41,852	3.50%, 10/01/2041	43,154
142,185	3.50%, 11/01/2041	146,624
97,932	3.50%, 02/01/2042	100,988
34,562	3.50%, 03/01/2042	35,639
86,061	3.50%, 04/01/2042	88,725
98,995	3.50%, 04/01/2042	102,069
158,068	3.50%, 09/01/2042	162,989
83,372	3.50%, 09/01/2042	85,974
228,720	3.50%, 11/01/2042	235,866
95,235	3.50%, 01/01/2043	98,087
162,311	3.50%, 06/01/2043	167,166
171,297	3.50%, 09/01/2043	176,443
462,498	3.50%, 12/01/2043	476,331
683,930	3.50%, 09/01/2044	704,386
680,000	3.75%, 03/27/2019	738,772
42,509	4.00%, 06/01/2024	44,952
89,043	4.00%, 07/01/2026	94,885
79,641	4.00%, 10/01/2040	84,387
139,540	4.00%, 10/01/2040	148,011
82,783	4.00%, 10/01/2040	87,837
16,610	4.00%, 12/01/2040	17,622
91,752	4.00%, 12/01/2040	97,070

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3% - (continued)
	FHLMC - 4.1% - (continued)
$ 21,916	4.00%, 02/01/2041	$23,254
142,381	4.00%, 02/01/2041	151,054
19,369	4.00%, 04/01/2041	20,551
134,800	4.00%, 01/01/2042	142,815
216,516	4.00%, 02/01/2042	229,543
397,430	4.00%, 11/01/2043	422,261
423,859	4.00%, 05/01/2044	449,796
255,455	4.00%, 07/01/2044	270,307
10,014	4.50%, 05/01/2018	10,429
30,429	4.50%, 11/01/2024	32,507
64,817	4.50%, 09/01/2031	70,702
217,980	4.50%, 10/01/2039	235,958
167,842	4.50%, 12/01/2039	181,534
34,117	4.50%, 05/01/2040	36,931
88,877	4.50%, 10/01/2040	95,967
27,570	4.50%, 04/01/2041	29,848
67,333	4.50%, 05/01/2041	72,879
195,780	4.50%, 05/01/2041	212,085
144,134	4.50%, 06/01/2041	156,242
171,875	4.50%, 08/01/2041	186,245
190,929	4.50%, 09/01/2041	206,602
58,297	5.00%, 05/01/2023	63,178
95,029	5.00%, 03/01/2027	104,551
76,314	5.00%, 11/01/2033	84,236
49,003	5.00%, 02/01/2038	53,881
10,197	5.00%, 04/01/2039	11,228
620,309	5.00%, 08/01/2041	692,478
197,518	5.00%, 08/01/2041	218,780
360,000	5.13%, 10/18/2016	382,007
303,071	5.50%, 05/01/2036	339,428
24,437	5.50%, 05/01/2038	27,345
68,869	5.50%, 05/01/2038	77,116
76,867	5.50%, 08/01/2038	86,006
38,599	6.00%, 06/01/2036	43,898
25,429	6.00%, 04/01/2037	28,910
26,389	6.00%, 10/01/2037	29,831
100,000	6.25%, 07/15/2032	138,963
	FNMA - 6.5%
690,000	0.88%, 08/28/2017	691,636
830,000	1.25%, 01/30/2017	838,605
500,000	1.63%, 11/27/2018	506,050
243,913	2.50%, 03/01/2027	248,699
110,025	2.50%, 07/01/2027	112,185
232,912	2.50%, 12/01/2027	237,490
130,957	2.50%, 02/01/2028	133,373
352,209	2.50%, 04/01/2028	358,716
337,672	2.50%, 07/01/2028	343,893
146,864	2.50%, 01/01/2043	141,059
15,000	2.53%, 09/25/2024	14,581
15,000	2.59%, 12/25/2024	14,635
10,000	2.72%, 10/25/2024	9,873
10,000	2.90%, 01/25/2025	9,988
64,659	3.00%, 12/01/2025	67,034
64,465	3.00%, 12/01/2026	66,833
96,150	3.00%, 03/01/2027	99,837
135,465	3.00%, 04/01/2027	140,681
337,596	3.00%, 07/01/2027	350,573
83,257	3.00%, 08/01/2027	86,403
695,738	3.00%, 09/01/2028	723,062
242,201	3.00%, 02/01/2030	251,307
47,237	3.00%, 04/01/2042	47,315

The accompanying notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3% - (continued)
	FNMA - 6.5% - (continued)
$ 47,663	3.00%, 09/01/2042	$47,671
96,921	3.00%, 11/01/2042	97,081
151,640	3.00%, 11/01/2042	151,891
207,907	3.00%, 12/01/2042	208,250
231,722	3.00%, 01/01/2043	231,998
326,596	3.00%, 02/01/2043	327,032
216,617	3.00%, 02/01/2043	216,872
138,628	3.00%, 02/01/2043	138,857
243,072	3.00%, 03/01/2043	243,473
196,188	3.00%, 04/01/2043	196,420
425,443	3.00%, 04/01/2043	425,750
115,999	3.00%, 04/01/2043	116,173
420,689	3.00%, 04/01/2043	421,188
81,094	3.00%, 07/01/2043	81,128
138,067	3.00%, 10/01/2043	138,124
244,616	3.00%, 11/01/2043	244,464
14,454	3.50%, 09/01/2025	15,277
45,955	3.50%, 05/01/2026	48,575
591,698	3.50%, 08/01/2026	625,464
12,760	3.50%, 10/01/2026	13,461
86,302	3.50%, 10/01/2026	91,243
127,709	3.50%, 10/01/2028	135,232
247,602	3.50%, 07/01/2029	261,199
334,409	3.50%, 01/01/2041	345,527
69,044	3.50%, 02/01/2041	71,333
77,664	3.50%, 04/01/2041	80,244
75,776	3.50%, 11/01/2041	78,440
113,853	3.50%, 01/01/2042	117,688
49,222	3.50%, 03/01/2042	50,923
109,444	3.50%, 05/01/2042	113,140
131,159	3.50%, 06/01/2042	135,612
330,351	3.50%, 07/01/2042	341,568
125,697	3.50%, 07/01/2042	129,683
85,808	3.50%, 08/01/2042	88,707
127,290	3.50%, 08/01/2042	131,583
106,654	3.50%, 08/01/2042	110,256
442,327	3.50%, 09/01/2042	457,319
101,809	3.50%, 09/01/2042	105,255
134,905	3.50%, 09/01/2042	139,460
103,355	3.50%, 01/01/2043	106,827
249,241	3.50%, 05/01/2043	257,548
448,573	3.50%, 05/01/2043	463,633
125,755	3.50%, 08/01/2043	130,052
133,072	3.50%, 08/01/2043	137,484
187,550	3.50%, 08/01/2043	193,917
134,261	3.50%, 08/01/2044	138,518
43,481	3.50%, 10/01/2044	44,860
120,450	3.50%, 01/01/2045	124,269
157,237	3.50%, 02/01/2045	162,222
91,200	3.50%, 03/01/2045	94,091
294,802	4.00%, 05/01/2020	309,090
48,033	4.00%, 04/01/2025	51,336
68,724	4.00%, 09/01/2025	72,769
105,892	4.00%, 08/01/2026	111,108
180,938	4.00%, 08/01/2040	191,717
31,129	4.00%, 08/01/2040	33,131
275,354	4.00%, 09/01/2040	291,951
12,270	4.00%, 10/01/2040	13,074
541,733	4.00%, 12/01/2040	576,973
194,186	4.00%, 02/01/2041	206,811
37,928	4.00%, 04/01/2041	40,191

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3% - (continued)
	FNMA - 6.5% - (continued)
$ 31,571	4.00%, 07/01/2041	$33,613
67,323	4.00%, 09/01/2041	71,335
523,113	4.00%, 12/01/2041	556,931
147,956	4.00%, 01/01/2042	157,355
632,012	4.00%, 11/01/2043	672,716
921,633	4.00%, 11/01/2043	976,538
109,658	4.00%, 12/01/2043	116,418
43,892	4.00%, 01/01/2044	46,513
373,855	4.00%, 01/01/2044	397,947
44,696	4.00%, 05/01/2044	47,447
218,116	4.00%, 12/01/2044	231,466
35,022	4.50%, 05/01/2025	37,601
93,024	4.50%, 04/01/2026	99,895
17,353	4.50%, 04/01/2029	18,760
129,387	4.50%, 06/01/2030	139,907
26,448	4.50%, 08/01/2038	28,639
71,754	4.50%, 01/01/2039	77,574
60,105	4.50%, 02/01/2039	65,051
172,377	4.50%, 04/01/2039	186,539
57,793	4.50%, 11/01/2039	62,481
95,780	4.50%, 02/01/2040	103,823
200,193	4.50%, 09/01/2040	217,072
204,872	4.50%, 10/01/2040	221,489
46,792	4.50%, 02/01/2041	50,741
83,988	4.50%, 04/01/2041	90,827
33,791	4.50%, 04/01/2041	36,596
153,023	4.50%, 04/01/2041	165,434
33,912	4.50%, 05/01/2041	36,782
148,652	4.50%, 07/01/2041	161,329
203,053	4.50%, 08/01/2041	220,104
259,018	4.50%, 08/01/2041	280,735
303,306	4.50%, 01/01/2044	327,907
96,189	5.00%, 02/01/2022	101,320
55,737	5.00%, 05/01/2028	61,481
341,931	5.00%, 05/01/2035	378,247
286,108	5.00%, 08/01/2035	316,021
134,316	5.00%, 03/01/2037	148,158
2,310	5.00%, 05/01/2037	2,548
47,345	5.00%, 02/01/2039	52,225
113,397	5.00%, 04/01/2039	125,084
47,852	5.00%, 01/01/2040	52,880
498,015	5.00%, 01/01/2041	550,060
388,409	5.50%, 10/01/2035	437,010
46,161	5.50%, 05/01/2037	51,808
12,914	5.50%, 01/01/2038	14,492
27,069	5.50%, 02/01/2038	30,362
170,982	5.50%, 02/01/2038	192,218
72,640	5.50%, 06/01/2038	81,440
36,482	5.50%, 07/01/2038	40,901
35,705	5.50%, 08/01/2038	40,031
63,467	5.50%, 09/01/2038	71,527
32,913	5.50%, 05/01/2040	36,900
130,000	5.63%, 07/15/2037	171,874
57,691	6.00%, 04/01/2036	65,670
73,241	6.00%, 07/01/2037	83,265
105,146	6.00%, 07/01/2037	119,608
53,814	6.50%, 06/01/2039	61,800
53,000	6.63%, 11/15/2030	74,900
	GNMA - 3.7%
36,666	2.50%, 10/15/2027	37,587
94,659	2.50%, 01/15/2043	91,373

The accompanying notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3% - (continued)
	GNMA - 3.7% - (continued)
$ 73,758	3.00%, 04/15/2027	$77,259
144,017	3.00%, 03/20/2028	150,603
59,584	3.00%, 06/20/2042	60,532
255,384	3.00%, 08/20/2042	259,449
258,617	3.00%, 09/20/2042	262,733
153,199	3.00%, 11/15/2042	155,175
196,052	3.00%, 12/20/2042	199,173
97,124	3.00%, 03/20/2043	98,670
204,159	3.00%, 04/20/2043	207,408
357,015	3.00%, 05/15/2043	361,597
320,473	3.00%, 06/20/2043	325,574
291,819	3.00%, 07/20/2043	296,465
249,524	3.00%, 12/20/2043	253,496
17,492	3.50%, 09/15/2025	18,501
40,757	3.50%, 09/20/2040	42,374
59,836	3.50%, 12/15/2040	62,159
22,474	3.50%, 02/15/2041	23,363
20,919	3.50%, 12/20/2041	21,775
111,927	3.50%, 01/20/2042	116,446
48,305	3.50%, 02/20/2042	50,257
35,770	3.50%, 03/15/2042	37,158
210,869	3.50%, 04/20/2042	219,415
260,267	3.50%, 05/20/2042	270,842
26,045	3.50%, 06/15/2042	27,056
97,449	3.50%, 06/15/2042	101,231
144,879	3.50%, 06/20/2042	150,810
170,359	3.50%, 08/20/2042	177,299
223,489	3.50%, 04/20/2043	232,640
266,923	3.50%, 07/20/2043	277,852
144,813	3.50%, 08/15/2043	150,888
440,325	3.50%, 09/20/2043	458,356
1,365,975	3.50%, 04/20/2045	1,425,025
23,948	4.00%, 08/15/2026	25,268
331,917	4.00%, 08/15/2039	353,597
52,237	4.00%, 07/20/2040	55,455
32,886	4.00%, 08/15/2040	35,034
31,427	4.00%, 10/20/2040	33,675
154,377	4.00%, 12/15/2040	165,278
61,745	4.00%, 06/15/2041	65,778
36,824	4.00%, 09/15/2041	39,779
22,638	4.00%, 12/20/2041	24,143
45,085	4.00%, 01/20/2042	48,078
28,262	4.00%, 03/20/2042	30,123
107,617	4.00%, 05/20/2042	114,649
67,459	4.00%, 06/15/2042	71,865
438,971	4.00%, 11/20/2043	465,537
451,851	4.00%, 06/20/2044	479,197
387,470	4.00%, 09/20/2044	410,920
463,372	4.00%, 11/20/2044	491,132
110,466	4.50%, 05/15/2039	121,260
274,738	4.50%, 09/15/2039	304,243
38,096	4.50%, 04/15/2040	41,435
12,050	4.50%, 05/20/2040	13,148
20,498	4.50%, 06/15/2040	22,269
90,274	4.50%, 06/20/2040	98,504
247,870	4.50%, 09/20/2040	270,467
183,346	4.50%, 10/15/2040	199,278
50,729	4.50%, 10/20/2040	55,354
113,634	4.50%, 03/20/2041	123,994

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 14.3% - (continued)
	GNMA - 3.7% - (continued)
$ 28,098	4.50%, 04/15/2041	$30,559
74,261	4.50%, 06/20/2041	81,032
199,165	4.50%, 07/20/2041	217,324
228,383	4.50%, 12/20/2042	249,206
152,401	4.50%, 10/20/2043	164,423
152,809	5.00%, 11/20/2035	170,391
77,488	5.00%, 09/15/2039	86,080
143,359	5.00%, 02/15/2040	158,661
184,441	5.00%, 09/20/2040	205,677
116,371	5.00%, 02/20/2041	129,613
101,488	5.00%, 03/20/2041	113,173
102,860	5.00%, 08/20/2041	114,565
25,666	5.00%, 12/20/2041	28,427
27,940	5.50%, 05/20/2038	31,780
73,254	5.50%, 07/15/2038	82,740
18,920	5.50%, 07/15/2039	21,516
53,163	5.50%, 08/20/2041	60,468
81,607	6.00%, 02/15/2036	92,439
32,835	6.00%, 08/20/2041	38,269

	Total U.S. Government Agencies
	(cost $53,116,733)	53,377,922

U.S. GOVERNMENT SECURITIES - 16.4%
	Other Direct Federal Obligations - 0.4%
	FFCB - 0.0%
40,000	4.88%, 01/17/2017	42,588
	FHLB - 0.3%
540,000	4.75%, 12/16/2016	572,110
620,000	5.00%, 11/17/2017	680,192
60,000	5.50%, 07/15/2036	77,624
	Tennessee Valley Authority - 0.1%
213,000	6.75%, 11/01/2025	284,514
		1,657,028
	U.S. Treasury Securities - 16.0%
	U.S. Treasury Bonds - 2.2%
760,000	2.50%, 02/15/2045	668,861
2,946,000	3.13%, 11/15/2041	2,966,024
3,100,000	3.13%, 02/15/2043	3,104,359
305,000	3.75%, 08/15/2041	342,482
850,000	5.38%, 02/15/2031	1,142,652
	U.S. Treasury Notes - 13.8%
1,000,000	0.50%, 02/28/2017	999,375
5,900,000	0.50%, 03/31/2017	5,894,006
2,800,000	0.50%, 07/31/2017	2,790,155
5,670,000	0.63%, 05/31/2017	5,669,115
3,770,000	0.63%, 11/30/2017	3,753,800
3,130,000	0.63%, 04/30/2018	3,101,880
3,335,000	0.88%, 11/30/2016	3,354,540
1,200,000	1.25%, 11/30/2018	1,203,000
3,500,000	1.38%, 03/31/2020	3,465,546
1,670,000	1.63%, 06/30/2019	1,685,786
4,038,000	1.75%, 05/15/2022	3,960,079
3,878,000	1.88%, 09/30/2017	3,976,160
4,400,000	2.00%, 02/15/2025	4,274,873
345,000	2.13%, 08/15/2021	348,881
2,160,000	2.75%, 11/15/2023	2,245,387
3,325,000	2.75%, 02/15/2024	3,452,025

The accompanying notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT SECURITIES - 16.4% - (continued)
	U.S. Treasury Securities - 16.0% - (continued)
	U.S. Treasury Notes - 13.8% - (continued)
$ 1,215,000	3.13%, 05/15/2021	$1,299,575
		59,698,561

	Total U.S. Government Securities
	(cost $61,489,921)	61,355,589

	Total Long-Term investments - Excluding
	Purchased Options
	(cost $240,080,616)	260,430,285

SHORT-TERM INVESTMENTS - 25.5%
	Other Direct Federal Obligations - 6.3%
	FHLB - 6.3%
7,600,000	0.01%, 10/23/2015(6)	7,597,614
10,000,000	0.09%, 07/23/2015(6)	9,999,880
6,000,000	0.14%, 08/12/2015(6)	5,999,718
		23,597,212

	Repurchase Agreements - 0.4%
	RBC Capital Markets LLC TriParty
	Repurchase Agreement (maturing on
	07/01/2015 in the amount of $1,561,002,
	collateralized by U.S. Treasury Note
	1.75%, 2022, value of $1,585,237)
1,561,000	0.04%, 06/30/2015	1,561,000

Shares or Principal Amount			Market Value(1)
SHORT-TERM INVESTMENTS - 25.5% - (continued)
	U.S. Government Agencies - 18.8%
	FHLMC - 9.4%
25,000,000	0.13%, 11/06/2015(6)		$24,990,225
10,000,000	0.14%, 09/11/2015(6)		9,998,780
	FNMA - 6.7%
10,000,000	0.09%, 09/02/2015(6)		9,998,930
15,000,000	0.09%, 09/23/2015(6)		14,997,870
	U.S. Treasury Bill - 2.7%
10,000,000	0.01%, 08/06/2015(6)(7)		10,000,000
			69,985,805

	Total Short-Term investments
	(cost $95,137,218)		95,144,017

	Total Investments Excluding
	Purchased Options
	(cost $335,217,834)	95.2%	$355,574,302

	Total Purchased Options
	(cost $20,461,748)	0.1%	607,133

	Total Investments
	(cost $355,679,582)(8)	95.3%	$356,181,435
	Other Assets and Liabilities	4.7%	17,393,972
	Total Net Assets	100.0%	$373,575,407

Note:                       Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)                     See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                     Non-income producing.

(3)                     Affiliated company.

(4)                     Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(5)                     Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities was $496,775, which represents 0.1% of total net assets.

(6)                     The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(7)                     This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at June 30, 2015.

(8)                     At June 30, 2015, the cost of securities for federal income tax purposes was $356,164,995, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,087,149
Unrealized Depreciation	(23,070,709)
Net Unrealized Appreciation	$16,440

The accompanying notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

Futures Contracts Outstanding at June 30, 2015

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Market Value	(Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(1,499)	09/18/2015	(157,316,841)	$(153,977,280)	$3,339,561

OTC Option Contracts Outstanding at June 30, 2015

		Risk	Exercise				Premiums	Unrealized
		Exposure	Price/ FX	Expiration	Number of	Market	Received/Paid by	Appreciation/
Description	Counterparty	Category	Rate/Rate	Date	Contracts	Value	Fund[1]	(Depreciation)
Purchased option contracts:
Put option contracts
S&P 500 Index Option	BOA	EQ	1,170 USD	06/06/16	20,282	$126,614	$4,391,459	$(4,264,845)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	20,282	126,614	4,267,536	(4,140,922)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	20,282	126,614	4,370,365	(4,243,751)
S&P 500 Index Option	CSI	EQ	1,170 USD	06/06/16	8,811	55,004	208,644	(153,640)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	5,678	35,446	1,564,686	(1,529,240)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	5,577	34,816	1,625,417	(1,590,601)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	4,271	26,663	1,124,554	(1,097,891)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	3,377	21,082	810,683	(789,601)
S&P 500 Index Option	CSI	EQ	1,170 USD	06/06/16	3,348	20,901	857,858	(836,957)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	2,733	17,061	561,167	(544,106)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	2,614	16,318	679,379	(663,061)
Total put option contracts					97,255	$607,133	$20,461,748	$(19,854,615)
Total purchased option contracts					97,255	$607,133	$20,461,748	$(19,854,615)
Written option contracts:
Put option contracts
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(2,614)	$(4,224)	$(403,725)	$399,501
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(2,733)	(4,416)	(310,605)	306,189
S&P 500 Index Option	CSI	EQ	910 USD	06/06/16	(3,348)	(5,410)	(509,030)	503,620
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(3,377)	(5,457)	(464,338)	458,881
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(4,271)	(6,901)	(681,639)	674,738
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(5,577)	(9,011)	(974,302)	965,291
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(5,678)	(9,175)	(948,907)	939,732
S&P 500 Index Option	CSI	EQ	910 USD	06/06/16	(8,811)	(14,237)	(71,369)	57,132
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(20,282)	(32,772)	(2,515,373)	2,482,601
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(20,282)	(32,772)	(2,456,759)	2,423,987
S&P 500 Index Option	BOA	EQ	910 USD	06/06/16	(20,282)	(32,772)	(2,564,253)	2,531,481
Total put option contracts					(97,255)	$(157,147)	$(11,900,300)	$11,743,153
Total written option contracts					(97,255)	$(157,147)	$(11,900,300)	$11,743,153

1             For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The broker deposited securities valued at $890,798 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the broker retains legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

24

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)
June 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:		Municipal Abbreviations:
S&P	Standard & Poors	DA	Development Authority
		GO	General Obligation
Other Abbreviations:
EQ	Equity	Counterparty Abbreviations:
ETF	Exchange Traded Fund	BOA	Banc of America Securities LLC
FFCB	Federal Farm Credit Bank	BCLY	Barclays
FHLB	Federal Home Loan Bank	CSI	Credit Suisse International
FHLMC	Federal Home Loan Mortgage Corp.	JPM	JP Morgan Chase & Co.
FNMA	Federal National Mortage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

25

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)
June 30, 2015 (Unaudited)

Investment Valuation Hierarchy Level Summary at June 30, 2015

Description	Total	Level 1[1]	Level 2[1]	Level 3
Assets:
Common Stocks[2]	$90,218,085	$90,218,085	$—	$—
Exchange-Traded Funds	477,765	477,765	—	—
Asset & Commercial Mortgage Backed Securities	2,852,835	—	2,852,835	—
Corporate Bonds	46,256,818	—	46,256,818	—
Foreign Government Obligations	4,774,077	—	4,774,077	—
Municipal Bonds	1,117,194	—	1,117,194	—
U.S. Government Agencies	53,377,922	—	53,377,922	—
U.S. Government Securities	61,355,589	—	61,355,589	—
Short-Term Investments	95,144,017	—	95,144,017	—
Put Options Purchased	607,133	—	—	607,133
Total	$356,181,435	$90,695,850	$264,878,452	$607,133
Futures[3]	$3,339,561	$3,339,561	$—	$—
Total	$3,339,561	$3,339,561	$—	$—
Liabilities:
Put Options Written	$(157,147)	$—	$—	$(157,147)
Total	$(157,147)	$—	$—	$(157,147)

1                         For the six-month period ended June 30, 2015, there were no transfers between any Levels. Investments are transferred between Levels for a variety of reasons including, but not limited to:

1)                   Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)                   U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)                   Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

4)                   Purchased and written options are non-exchange traded options priced using one or more unobservable inputs (transfer into Level 3). Level 3 investments held by the Fund at the beginning of the period in relation to net assets applicable to common shares were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2015 is not presented. None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

2                         Refer to the Schedule of Investments for further industry breakout.

3                         Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:                                 For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended June 30, 2015 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying notes are an integral part of these financial statements.

26

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investments in unaffiliated securities, at market value (cost $355,594,892)	$356,095,094
Investments in affiliated securities, at market value (cost $84,690)	86,341
Cash	17,920,290
Receivables:
Investment securities sold	2,071,344
Dividends and interest	1,176,508
Total assets	377,349,577
Liabilities:
Payables:
Investment securities purchased	3,004,724
Fund shares redeemed	86,505
Investment management fees	1,259
Variation margin on financial derivative instruments	292,595
Distribution fees	76,419
Trustees fees	17,296
Accrued expenses	138,225
Written options (proceeds $11,900,300)	157,147
Total liabilities	3,774,170
Net assets	$373,575,407
Summary of Net Assets:
Capital stock and paid-in-capital	$454,167,670
Undistributed net investment income	1,713,495
Accumulated net realized loss	(97,890,325)
Unrealized appreciation of investments	15,584,567
Net assets	$373,575,407
Class IB: Net asset value per share	$7.85
Shares Outstanding	47,591,318
Net Assets	$373,575,407

The accompanying notes are an integral part of these financial statements.

27

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations
For the Six-Month Period Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends from unaffiliates	$1,020,290
Dividends from affiliates	374
Interest	2,378,666
Less: Foreign tax withheld	(142)
Total investment income, net	3,399,188
Expenses:
Investment management fees	1,202,567
Transfer agent fees	2,772
Distribution fees - Class IB	501,070
Custodian fees	17,594
Accounting service fees	155,815
Trustee fees	28,792
Audit fees	24,756
Printing fees	26,180
Legal fees	54,332
Insurance fees	11,365
Other expenses	1,622
Total expenses (before waivers)	2,026,865
Total waivers	(323,229)
Total expenses, net	1,703,636
Net Investment Income	1,695,552
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments from unaffiliates	4,796,116
Net realized gain on investments from affiliates	118
Net realized loss on futures	(8,628,628)
Net Realized Loss on Investments and Other Financial Instruments	(3,832,394)
Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(6,596,920)
Net realized depreciation of purchased options	(1,029,262)
Net unrealized appreciation of futures contracts	6,106,712
Net realized appreciation of written options	438,286
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(1,081,184)
Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(4,913,578)
Net Decrease in Net Assets Resulting from Operations	$(3,218,026)

The accompanying notes are an integral part of these financial statements.

28

HIMCO VIT Portfolio Diversifier Fund

Statement of Changes in Net Assets
(Unaudited)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2015	December 31,
	(Unaudited)	2014
Operations:
Net investment income	$1,695,552	$2,561,870
Net realized loss on investments and other financial instruments	(3,832,394)	(26,049,547)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(1,081,184)	14,731,351
Net Decrease in Net Assets Resulting from Operations	(3,218,026)	(8,756,326)
Distributions to Shareholders:
From net investment income
Class IB	—	(3,009,019)
Total distributions	—	(3,009,019)
Capital Share Transactions:
Class IB
Sold	16,841,687	46,047,693
Issued on reinvestment of distributions	—	3,009,019
Redeemed	(57,054,958)	(63,405,813)
Total capital share transactions	(40,213,271)	(14,349,101)
Net decrease from capital share transactions	(40,213,271)	(14,349,101)
Net Decrease in Net Assets	(43,431,297)	(26,114,446)
Net Assets:
Beginning of period	417,006,704	443,121,150
End of period	$373,575,407	$417,006,704
Undistributed net investment income	$1,713,495	$17,943
Shares:
Class IB
Sold	2,134,957	5,717,832
Issued on reinvestment of distributions	—	370,611
Redeemed	(7,235,074)	(7,868,265)
Total share activity	(5,100,117)	(1,779,822)

The accompanying notes are an integral part of these financial statements.

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements
June 30, 2015 (Unaudited)

1.      Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Portfolio Diversifier HLS Fund”). The reorganization of the Hartford Portfolio Diversifier HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Portfolio Diversifier HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.      Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)                  Determination of Net Asset Value – The NAV per share is determined for the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)                  Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), held by the Fund are valued in accordance with procedures established by the Trust’s Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

Prior to January 23, 2015, short-term investments maturing in 60 days or less were generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Trust’s Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust’s Board of Trustees.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•                        Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•                        Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•                        Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including, the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Legal officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

c)                   Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)                  Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)      Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.      Securities and Other Investments:

a)                  Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2015.

b)                  Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Trust’s Board of Trustees. The Fund as shown on the Schedule of Investments had illiquid and/or restricted investments as of June 30, 2015.

c)                   Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of June 30, 2015.

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

d)                  Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of June 30, 2015.

4.      Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)                  Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2015.

b)                  Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing

34

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of June 30, 2015. Transactions involving written options contracts during the six-month period ended June 30, 2015, are summarized below:

Options Contract Activity During the
Six-Month Period Ended June 30, 2015
Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of the period	97,255	$11,900,300
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	97,255	$11,900,300

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ —	$ —	$607,133	$ —	$ —	$607,133
Total	$ —	$ —	$ —	$607,133	$ —	$ —	$607,133

Liabilities:
Variation margin payable(1)	$ —	$ —	$ —	$292,595	$ —	$ —	$292,595
Written options, market value	$ —	$ —	$ —	$157,147	$ —	$ —	$157,147
Total	$ —	$ —	$ —	$449,742	$ —	$ —	$449,742

(1)                Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $3,339,561 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2015.

35

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)
June 30, 2015 (Unaudited)

The Effect of Derivative Instruments in the Statement of Operations for the six-month period ended June 30, 2015:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$ —	$ —	$ —	$(8,628,628)	$ —	$ —	$(8,628,628)
Total	$ —	$ —	$ —	$(8,628,628)	$ —	$ —	$(8,628,628)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$ —	$ —	$ —	$(1,029,262)	$ —	$ —	$(1,029,262)
Net change in unrealized appreciation of futures	—	—	—	6,106,712	—	—	6,106,712
Net change in unrealized appreciation of written options	—	—	—	438,286	—	—	438,286
Total	$ —	$ —	$ —	$5,515,736	$ —	$ —	$5,515,736

c)      Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of June 30, 2015:

	Gross Amounts*
	of Assets
	Presented in
	Statement of	Financial	Non-cash
	Assets and	Instruments with	Collateral	Cash Collateral	Net Amount (not
	Liabilities	Allowable Netting	Received	Received	less than $0)
Description
Barclays	$ 205,784	$ (53,264)	$(152,520)	$ —	$ —
JP Morgan Chase & Co.	198,830	(51,464)	(147,366)	—	—
Banc of America Securities LLC	126,614	(32,772)	(93,842)	—	—
Credit Suisse International	75,905	(19,647)	(56,258)	—	—
Total subject to a master netting or similar arrangement	$ 607,133	$ (157,147)	$(449,986)	$ —	$ —

Offsetting of Financial Liabilities and Derivative Liabilities as of June 30, 2015:

	Gross Amounts*
	of Liabilities
	Presented in
	Statement of	Financial	Non-cash
	Assets and	Instruments with	Collateral	Cash Collateral	Net Amount (not
	Liabilities	Allowable Netting	Pledged	Pledged	less than $0)
Description
Barclays	$ 53,264	$ (53,264)	$ —	$ —	$ —
JP Morgan Chase & Co.	51,464	(51,464)	—	—	—
Banc of America Securities LLC	32,772	(32,772)	—	—	—
Credit Suisse International	19,647	(19,647)	—	—	—
Total subject to a master netting or similar arrangement	$ 157,147	$ (157,147)	$ —	$ —	$ —

(*)     Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

36

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Certain derivatives held by the Fund, as of June 30, 2015, are not subject to a master netting arrangement and are excluded from the table above.

5.                   Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.                   Federal Income Taxes:

a)                  Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)      Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related certain corporate actions, REITS, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)      Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended	For the Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$ 3,009,019	$ 1,833,124

37

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,943
Undistributed Long-Term Capital Gain	—
Accumulated Capital and Other Losses	(78,133,613)
Unrealized Appreciation (Depreciation)(1)	741,433
Total Accumulated Earnings (Deficit)	$(77,374,237)

(1)             Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)                  Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(9,989)
Undistributed Net Investment Income	456,332
Accumulated Net Realized Loss	(446,343)

e)                   Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$36,834,214
Long-Term Capital Loss Carryforward	41,299,399
Total	$78,133,613

f)                    Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

38

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

7.                   Expenses:

a)                  Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management’) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford. The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2015; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)                  Accounting Services Agreement – State Street Bank and Trust Company provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)                   Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of average daily net assets. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval by the Board of Trustees of the Fund.

d)      Distribution Plan for Class IB Shares – HIMCO Distribution Services Company. a wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)                   Other Related Party Transactions – State Street Bank and Trust Company provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

39

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

f)                    Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the Fund’s Chief Compliance Officer’s compensation was allocated to each operational investment company in the Trust and is included in the Trustees fees. The Trustee fees paid during the period can be found in the Statement of Operations.

8.                   Holdings of Affiliates:

The company listed below is affiliated as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. A summary of transactions for the six-month period ended June 30, 2015 is as follows:

	Beginning Value	Purchase	Sales	Realized	Dividend	Ending Value at
Company	at January 1, 2015	Cost	Proceeds	Gain (Loss)	Income	June 30, 2015
Hartford Financial Services Group, Inc. (The).	$ —	$91,377	$6,805	$ 118	$ 374	$ 86,341

Hartford Investment Management, the Fund’s adviser, is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc.

9.                   Investment Transactions:

For the six-month period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding
	Government	U.S. Government
	Obligations	Obligations	Total
Cost of Purchases	$8,262,827	$32,964,381	$41,227,208
Sales Proceeds	20,035,546	46,447,825	66,483,371

10.            Fund Merger:

Reorganization of Hartford Portfolio Diversifier HLS Fund (the “PDF Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the PDF Fund approved on behalf of the PDF Fund, the reorganization of the PDF Fund, with and into the HIMCO VIT Portfolio Diversifier Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the PDF Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the PDF Fund in exchange for shares in the Fund, which were distributed pro rata by the PDF Fund to shareholders, in complete liquidation of the PDF Fund.

This merger was accomplished by tax free exchange as detailed below:

		Net assets of	Net assets of		Fund
	Net assets of PDF	Fund	Fund		shares issued to the
	Fund on	immediately	immediately	PDF Fund shares	PDF Fund’s
	October 17, 2014*	before merger	after merger	exchanged	shareholders
Class IB	$ 435,629,177	$ —	$435,629,177	53,740,506	53,740,506

*    Final day of operations prior to the merger.

40

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)
June 30, 2015 (Unaudited)

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net decrease in
		Net Realized and	net assets
	Net Investment	Unrealized gain	resulting from
	Income	on investments	operations
The Fund	$ 2,561,870	$ 14,731,351	$ (8,756,326)

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the PDF Fund that have been included in the Statement of Operations since October 20, 2014.

11.            Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

12.            Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.            Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of June 30, 2015.

41

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
											Ratio of	Ratio of
			Net								Expenses	Expenses	Ratio of
			Realized								to	to	Net
			and			Distributions		Net		Net	Average	Average	Investment
	Net Asset	Net	Unrealized		Distributions	from		Asset		Assets at	Net	Net	Income
	Value at,	Investment	Gain (Loss)	Total from	from Net	Realized		Value		End of	Assets	Assets	(Loss) to
	Beginning	Income	on	Investment	Investment	Gain on	Total	End of	Total	Period	Before	After	Average
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)	(000s)	Waivers(3)	Waivers(3)	Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$7.91	$0.03	$(0.09)	$(0.06)	$—	$—	$—	$7.85	(0.76)%(4)	$373,575	1.01%(5)	0.85%(5)	0.85%(5)

For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$—	$(0.06)	$7.91	(2.03)%	$417,007	0.90%	0.85%	0.59%

For the Year Ended December 31, 2013(6)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$—	$(0.03)	$8.13	(12.96)%	$443,121	0.89%	0.85%	0.29%

For the Year Ended December 31, 2012(6)(7)
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$—	$(0.03)	$9.38	(7.58)%	$295,762	0.91%	0.85%	0.27%

For the Year Ended December 31, 2011(6)(8)
IB	$10.00	$0.04	$0.19	$0.23	$(0.03)	$(0.02)	$(0.05)	$10.18	2.38%(4)	$106,581	0.93%(5)	0.85%(5)	0.58%(5)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)

Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the Hartford Portfolio Diversifier HLS Fund.

(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(8)	Commenced operations on June 6, 2011.

Portfolio Turnover
Rate for
All Share Classes
For the Six-Month Period Ended June 30, 2015 (Unaudited)	15%
For the Year Ended December 31, 2014	33
For the Year Ended December 31, 2013(1)	31
For the Year Ended December 31, 2012(1)	61
From June 6, 2011 (commencement of operations) through December 31, 2011(1)	43

(1)

Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the Hartford Portfolio Diversifier HLS Fund.

42

HIMCO VIT Portfolio Diversifier Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2015 through June 30, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/15	6/30/15	1/1/15 - 6/30/15	Expense Ratio
Actual
Class IB	$1,000	$ 992.40	$4.20	0.85%
Hypothetical
Class IB	$1,000	$1,020.58	$4.26	0.85%

(*)                  Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

44

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history; may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

As used in this Privacy Notice:

Application means your request for our product or service. Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

[This page is intentionally left blank]

[This page is intentionally left blank]

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Portfolio Diversifier Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VARIABLE INSURANCE TRUST

TOKYO
THU MAY 23

2015 Semi-annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

An eventful first half of the year at home and abroad ended with U.S. equity and bond markets at a relative standstill. U.S. equities (as represented by the S&P 500 Index1) returned 1.23% through June 30, 2015 while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) fell 0.10%. International equity markets generally had a strong first-half, with most markets outperforming the U.S. With the exception of emerging markets, international bond markets performed poorly, with most generating negative returns and underperforming the U.S.

The S&P 500 Index began the year on a strong note and reached an all-time high in late May. However, U.S. economic growth remained tepid, in part due to harsh late-winter weather and a major strike at West Coast ports. U.S. corporate earnings disappointed as the year progressed. The U.S. consumer remained a source of strength in the economy as the unemployment rate fell to 5.3%. However, job growth in June of 223,000 was below the prior 12 month average of nearly 250,000. There has also been an increasing focus on the timing, pace and impact of U.S. Federal Reserve (the “Fed”) actions to increase interest rates — with many market participants anticipating some action later in 2015.

Global events have also exerted an impact on U.S. markets as Greece defaulted on its debt, and further concerns emerged regarding China’s fundamental growth prospects (with China’s stock market falling significantly as the second quarter ended). Fears emerged that Greece would exit the Eurozone (“Grexit”) with very negative consequences for European and global growth. A slowing of China’s economic growth rate is concerning, in our view, principally due to its potential negative impact on global energy and other commodity prices, and commodity-producing economies and businesses throughout the world.

International equity markets began the year strong as accommodative monetary policies were implemented in Europe and Asia and corporate earnings and economic indicators showed renewed signs of growth. However, as in the U.S., international equity markets retreated somewhat in the second quarter, we believe principally on concerns over Greece and China.

The U.S. bond market is similarly impacted by these forces; however, bond prices continued to benefit from current, historically low interest rates. This could change if rates were to rise (bond prices typically move in the opposite direction of interest rates). However, outside the U.S., governments continue to cut rates and add stimulus in an attempt to jump-start underperforming economies. The combination of lower interest rates abroad, along with lower growth rates could cause more foreign investors to turn to the perceived quality, safety and potential for higher returns in U.S. markets. This could present a challenge to the Fed’s plan to increase rates, resulting in U.S. interest rates remaining lower for longer.

Looking ahead to the second half of 2015, our focus will continue to be on Europe and China as well as the Fed, and other central bank, interest rate actions.

Preparation for whatever markets may deliver is no easy task, and that is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

/s/ Matthew J. Poznar

Matthew J. Poznar,

President, HVIT

1 The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held companies.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO Variable Insurance Trust

Fund Performance and Manager Discussions (Unaudited)

HIMCO Variable Insurance Trust Financial Statements:

Schedules of Investments as of June 30, 2015 (Unaudited):

HIMCO VIT American Funds Asset Allocation Fund	2

HIMCO VIT American Funds Blue Chip Income and Growth Fund	3

HIMCO VIT American Funds Bond Fund	4

HIMCO VIT American Funds Global Bond Fund	5

HIMCO VIT American Funds Global Growth and Income Fund	6

HIMCO VIT American Funds Global Growth Fund	7

HIMCO VIT American Funds Global Small Capitalization Fund	8

HIMCO VIT American Funds Growth Fund	9

HIMCO VIT American Funds Growth-Income Fund	10

HIMCO VIT American Funds International Fund	11

HIMCO VIT American Funds New World Fund	12

Statements of Assets and Liabilities as of June 30, 2015 (Unaudited)	20

Statements of Operations for the Six-Month Period Ended June 30, 2015 (Unaudited)	22

Statements of Changes in Net Assets for the Six-Month Period Ended June 30, 2015
(Unaudited) and the Year Ended December 31, 2014	24

Notes to Financial Statements (Unaudited)	28

Financial Highlights (Unaudited)	37

How to Obtain a Copy of the Funds’ Proxy Voting Policies and Voting Records (Unaudited)	42

Quarterly Portfolio Holdings Information (Unaudited)	42

Expense Example (Unaudited)	43

Main Risks (Unaudited)	45

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction which the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT American Funds Asset Allocation Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance information for periods prior to October 20, 2014 is that of the American Funds Asset Allocation HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Asset Allocation Fund IB	0.77%	1.98%	12.59%	6.29%
Barclays U.S. Aggregate Bond
Index	-0.10%	1.86%	3.35%	4.36%
S&P 500 Index	1.23%	7.42%	17.34%	8.05%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.86% and the gross total annual operating expense ratio for Class IB shares is 1.35%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Asset Allocation Fund returned 0.77% for the six-month period ended June 30, 2015, versus the returns of 1.23% for the S&P 500 Index and -0.10% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed the 1.87% average return of the Variable Products-Underlying Funds Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Asset Allocation Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Asset Allocation Fund’s financial statements.

2

HIMCO VIT American Funds Blue Chip Income and Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance information for periods prior to October 20, 2014 is that of the American Funds Blue Chip Income and Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Blue Chip Income and Growth
Fund IB	-0.36%	6.32%	15.55%	7.13%
S&P 500 Index	1.23%	7.42%	17.34%	8.05%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.99% and the gross total annual operating expense ratio for Class IB shares is 1.56%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Blue Chip Income and Growth Fund returned -0.36% for the six-month period ended June 30, 2015, versus the return of 1.23% for the S&P 500 Index. The Fund underperformed the 1.35% average return of the Variable Products-Underlying Funds Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Blue Chip Income and Growth Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Blue Chip Income and Growth Fund’s financial statements.

3

HIMCO VIT American Funds Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks as high a level of current income as is consistent with the preservation of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American
Funds Bond Fund IB	-0.42%	0.72%	2.88%	2.74%
Barclays U.S. Aggregate
Bond Index	-0.10%	1.86%	3.35%	4.36%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.93% and the gross total annual operating expense ratio for Class IB shares is 1.28%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Bond Fund returned -0.42% for the six-month period ended June 30, 2015, versus the return of -0.10% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed the 0.05% average return of the Variable Products-Underlying Funds Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Bond Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Bond Fund’s financial statements.

4

HIMCO VIT American Funds Global Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks to provide you, over the long-term, with a high level of total return consistent with prudent investment management.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Global Bond Fund IB	-2.78%	-6.85%	2.17%	2.45%
Barclays Global Aggregate Index	-3.08%	-7.09%	2.07%	2.38%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Index represents the global investment-grade fixed-income markets.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015 the net total annual operating expense ratio for Class IB shares is 1.15% and the gross total annual operating expense ratio for Class IB shares is 1.83%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Bond Fund returned -2.78% for the six-month period ended June 30, 2015, versus the return of -3.08% for the Barclays Global Aggregate Index. The Fund underperformed the -1.00% average return of the Variable Products-Underlying Funds Lipper Global Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Bond Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Bond Fund’s financial statements.

5

HIMCO VIT American Funds Global Growth and Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term growth of capital while providing current income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth and Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American
Funds Global Growth
and Income Fund IB	3.28%	2.35%	12.59%	4.70%
MSCI All Country World
Index	2.97%	1.23%	12.52%	4.22%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.18% and the gross total annual operating expense ratio for Class IB shares is 1.84%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth and Income Fund returned 3.28% for the six-month period ended June 30, 2015, versus the return of 2.97% for the MSCI All Country World Index. The Fund underperformed the 6.91% average return of the Variable Products- Underlying Funds Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Growth and Income Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth and Income Fund’s financial statements.

6

HIMCO VIT American Funds Global Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Global Growth Fund IB	7.76%	7.40%	14.33%	6.67%
MSCI All Country World Index	2.97%	1.23%	12.52%	4.22%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.14% and the gross total annual operating expense ratio for Class IB shares is 2.01%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth Fund returned 7.76% for the six-month period ended June 30, 2015, versus the return of 2.97% for the MSCI All Country World Index. The Fund outperformed the 3.68% average return of the Variable Products-Underlying Funds Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Growth Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth Fund’s financial statements.

7

HIMCO VIT American Funds Global Small Capitalization Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Small Capitalization HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Global Small Capitalization
Fund IB	15.31%	9.79%	12.76%	5.07%
MSCI All Country World Small
Cap Index	6.41%	1.89%	14.24%	7.58%

* Not Annualized
† Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.32% and the gross total annual operating expense ratio for Class IB shares is 1.97%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Small Capitalization Fund returned 15.31% for the six-month period ended June 30, 2015, versus the return of 6.41% for the MSCI All Country World Small Cap Index. The Fund outperformed the 11.90% average return of the Variable Products-Underlying Funds Lipper Global Small/Mid-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Small Capitalization Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Small Capitalization Fund’s financial statements.

8

HIMCO VIT American Funds Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American
Funds Growth Fund IB	5.67%	8.54%	15.86%	6.88%
S&P 500 Index	1.23%	7.42%	17.34%	8.05%

*                   Not Annualized

†                   Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.89% and the gross total annual operating expense ratio for Class IB shares is 1.48%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth Fund returned 5.67% for the six-month period ended June 30, 2015, versus the return of 1.23% for the S&P 500 Index. The Fund outperformed the 4.83% average return of the Variable Products-Underlying Funds Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Growth Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth Fund’s financial statements.

9

HIMCO VIT American Funds Growth-Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term growth of capital and income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth-Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
Growth-Income Fund IB	2.78%	6.15%	16.19%	7.11%
S&P 500 Index	1.23%	7.42%	17.34%	8.05%

*                  Not Annualized

†                  Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held companies.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.83% and the gross total annual operating expense ratio for Class IB shares is 1.37%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth-Income Fund returned 2.78% for the six-month period ended June 30, 2015, versus the return of 1.23% for the S&P 500 Index. The Fund outperformed the 1.35% average return of the Variable Products-Underlying Funds Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Growth-Income Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth-Income Fund’s financial statements.

10

HIMCO VIT American Funds International Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds International HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
International Fund IB	5.22%	-1.36%	9.06%	2.11%
MSCI All Country World Index
ex USA Index	4.35%	-4.85%	8.23%	0.92%

*          Not Annualized

†          Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indices.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.09% and the gross total annual operating expense ratio for Class IB shares is 1.79%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds International Fund returned 5.22% for the six-month period ended June 30, 2015, versus the return of 4.35% for the MSCI All Country World ex USA Index. The Fund underperformed the 5.88% average return of the Variable Products-Underlying Funds Lipper International Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds International Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds International Fund’s financial statements.

11

HIMCO VIT American Funds New World Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks long-term capital appreciation.

Performance information for periods prior to October 20, 2014 is that of the American Funds New World HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 6/30/15)

				Since
	6 Month*	1 Year	5 Years	Inception†
HIMCO VIT American Funds
New World Fund IB	3.72%	-9.02%	5.78%	1.61%
MSCI All Country World Index	2.97%	1.23%	12.52%	4.22%
MSCI Emerging Market Index	3.12%	-4.77%	4.03%	-0.05%

*                   Not Annualized

†                   Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets. The MSCI Emerging Markets Index consists of more than 20 emerging market country indices.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.36% and the gross total annual operating expense ratio for Class IB shares is 2.35%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds New World Fund returned 3.72% for the six-month period ended June 30, 2015, versus the returns of 2.97% for the MSCI All Country World Index and 3.12% for the MSCI Emerging Markets Index. The Fund outperformed the 2.14% average return of the Variable Products-Underlying Funds Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds New World Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds New World Fund’s financial statements.

12

HIMCO VIT American Funds
Asset Allocation Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,489,086	American Funds Insurance
	Series - Asset Allocation Fund
	Class 1		$51,797,878

	Total Investment Companies
	(cost $48,254,557)		$51,797,878

	Total Investments
	(cost $48,254,557)(2)	100.1%	$51,797,878
	Other Assets and Liabilities	(0.1)%	(75,480)
	Total Net Assets	100.0%	$51,722,398

Note:                       Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)           See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           At June 30, 2015, the cost of securities for federal income tax purposes was $48,327,130, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,470,748
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,470,748

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$51,797,878
Total	$51,797,878

HIMCO VIT American Funds Blue
Chip Income and Growth Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.2%
3,313,844	American Funds Insurance
	Series - Blue Chip Income and
	Growth Fund Class 1		$43,775,881

	Total Investment Companies
	(cost $37,219,781)		$43,775,881

	Total Investments
	(cost $37,219,781)(2)	100.2%	$43,775,881
	Other Assets and Liabilities	(0.2)%	(66,478)
	Total Net Assets	100.0%	$43,709,403

Note:        Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)           See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           At June 30, 2015, the cost of securities for federal income tax purposes was $37,427,066, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,348,815
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,348,815

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$43,775,881
Total	$43,775,881

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT American Funds

Bond Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
16,158,531	American Funds Insurance Series -
	Bond Fund Class 1		$174,673,722

	Total Investment Companies
	(cost $177,279,644)		$174,673,722

	Total Investments
	(cost $177,279,644)(2)	100.1%	$174,673,722
	Other Assets and Liabilities	(0.1)%	(182,964)
	Total Net Assets	100.0%	$174,490,758

Note:        Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)           See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           At June 30, 2015, the cost of securities for federal income tax purposes was $177,846,884, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(3,173,162)
Net Unrealized Depreciation	$(3,173,162)

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$174,673,722
Total	$174,673,722

HIMCO VIT American Funds

Global Bond Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.4%
1,190,540	American Funds Insurance
	Series - Global Bond Fund
	Class 1		$13,286,422

	Total Investment Companies
	(cost $14,530,030)		$13,286,422

	Total Investments
	(cost $14,530,030)(2)	100.4%	$13,286,422
	Other Assets and Liabilities	(0.4)%	(49,322)
	Total Net Assets	100.0%	$13,237,100

Note:        Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)           See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           At June 30, 2015, the cost of securities for federal income tax purposes was $14,596,806, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(1,310,384)
Net Unrealized Depreciation	$(1,310,384)

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$13,286,422
Total	$13,286,422

The accompanying notes are an integral part of these financial statements.

14

HIMCO VIT American Funds

Global Growth and Income Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.2%
3,450,194	American Funds Insurance
	Series - Global Growth and
	Income Fund Class 1		$45,439,057

	Total Investment Companies
	(cost $32,709,458)		$45,439,057

	Total Investments
	(cost $32,709,458)(2)	100.2%	$45,439,057
	Other Assets and Liabilities	(0.2)%	(72,418)
	Total Net Assets	100.0%	$45,366,639

Note:        Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)      See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)           At June 30, 2015, the cost of securities for federal income tax purposes was $34,340,636, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,098,421
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,098,421

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$45,439,057
Total	$45,439,057

HIMCO VIT American Funds

Global Growth Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.3%
802,343	American Funds Insurance
	Series - Global Growth Fund
	Class 1		$21,591,045

	Total Investment Companies
	(cost $18,470,340)		$21,591,045

	Total Investments
	(cost $18,470,340)(2)	100.3%	$21,591,045
	Other Assets and Liabilities	(0.3)%	(54,788)
	Total Net Assets	100.0%	$21,536,257

Note:        Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                     See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                     At June 30, 2015, the cost of securities for federal income tax purposes was $19,260,302, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,330,743
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,330,743

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$21,591,045
Total	$21,591,045

The accompanying notes are an integral part of these financial statements.

15

HIMCO VIT American Funds
Global Small Capitalization Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares		Market Value(1)
INVESTMENT COMPANIES - 100.2%
1,820,404 American Funds Insurance
Series - Global Small
Capitalization Fund Class 1		$51,098,749

Total Investment Companies
(cost $37,575,893)		$51,098,749

Total Investments
(cost $37,575,893)(2)	100.2%	$51,098,749
Other Assets and Liabilities	(0.2)%	(83,093)
Total Net Assets	100.0%	$51,015,656

Note:                  Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                At June 30, 2015, the cost of securities for federal income tax purposes was $38,249,019, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,849,730
Unrealized Depreciation	—
Net Unrealized Appreciation	$12,849,730

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$51,098,749
Total	$51,098,749

HIMCO VIT American Funds
Growth Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares		Market Value(1)
INVESTMENT COMPANIES - 100.1%
4,211,550 American Funds Insurance
Series - Growth Fund Class 1		$285,458,879

Total Investment Companies
(cost $223,625,753)		$285,458,879

Total Investments
(cost $223,625,753)(2)	100.1%	$285,458,879
Other Assets and Liabilities	(0.1)%	(268,591)
Total Net Assets	100.0%	$285,190,288

Note:                  Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                At June 30, 2015, the cost of securities for federal income tax purposes was $232,770,224, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$52,688,655
Unrealized Depreciation	—
Net Unrealized Appreciation	$52,688,655

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$285,458,879
Total	$285,458,879

The accompanying notes are an integral part of these financial statements.

16

HIMCO VIT American Funds
Growth-Income Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares		Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,508,648 American Funds Insurance
Series - Growth-Income Fund
Class 1		$163,538,087

Total Investment Companies
(cost $126,014,371)		$163,538,087

Total Investments
(cost $126,014,371)(2)	100.1%	$163,538,087
Other Assets and Liabilities	(0.1)%	(168,107)
Total Net Assets	100.0%	$163,369,980

Note:                  Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                At June 30, 2015, the cost of securities for federal income tax purposes was $129,884,639, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,653,448
Unrealized Depreciation	—
Net Unrealized Appreciation	$33,653,448

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$163,538,087
Total	$163,538,087

HIMCO VIT American Funds
International Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares		Market Value(1)
INVESTMENT COMPANIES - 100.1%
8,475,772 American Funds Insurance
Series - International Fund -
Class 1		$171,549,628

Total Investment Companies
(cost $146,466,411)		$171,549,628

Total Investments
(cost $146,466,411)(2)	100.1%	$171,549,628
Other Assets and Liabilities	(0.1)%	(180,923)
Total Net Assets	100.0%	$171,368,705

Note:                  Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                At June 30, 2015, the cost of securities for federal income tax purposes was $151,363,513, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,186,115
Unrealized Depreciation	—
Net Unrealized Appreciation	$20,186,115

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$171,549,628
Total	$171,549,628

The accompanying notes are an integral part of these financial statements.

17

HIMCO VIT American Funds
New World Fund

Schedule of Investments
June 30, 2015 (Unaudited)

Shares		Market Value(1)
INVESTMENT COMPANIES - 100.2%
1,267,605 American Funds insurance
Series - New World Fund
Class 1		$25,795,769

Total Investment Companies
(cost $28,135,543)		$25,795,769

Total Investments
(cost $28,135,543)(2)	100.2%	$25,795,769
Other Assets and Liabilities	(0.2)%	(63,119)
Total Net Assets	100.0%	$25,732,650

Note:                  Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)                See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)                At June 30, 2015, the cost of securities for federal income tax purposes was $28,538,149, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,742,380)
Net Unrealized Depreciation	$(2,742,380)

At June 30, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$25,795,769
Total	$25,795,769

The accompanying notes are an integral part of these financial statements.

18

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19

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

		HIMCO VIT
	HIMCO VIT	American
	American	Funds Blue	HIMCO VIT
	Funds Asset	Chip Income	American
	Allocation	and Growth	Funds Bond
	Fund	Fund	Fund
Assets:
Investments in underlying funds, at market value	$51,797,878	$43,775,881	$174,673,722
Receivables:
Investment securities sold	286,611	285,422	55,094
Fund shares sold	—	—	—
Total assets	52,084,489	44,061,303	174,728,816
Liabilities:
Payables:
Investment securities purchased	—	—	—
Fund shares redeemed	286,611	285,422	55,094
Investment management fees	32,437	28,582	71,728
Distribution fees	10,963	9,396	35,988
Trustees fees	2,725	2,173	8,831
Accrued expenses	29,355	26,327	66,417
Total liabilities	362,091	351,900	238,058
Net assets	$51,722,398	$43,709,403	$174,490,758
Summary of Net Assets:
Capital stock and paid-in-capital	$41,691,048	$28,655,564	$169,806,505
Undistributed net investment income	1,195,323	1,584,782	6,004,765
Accumulated net realized gain	5,292,706	6,912,957	1,285,410
Unrealized appreciation (depreciation)	3,543,321	6,556,100	(2,605,922)
Net assets	$51,722,398	$43,709,403	$174,490,758
Class IB: Net asset value per share	$9.19	$11.21	$9.56
Shares Outstanding	5,626,566	3,899,201	18,249,665
Net Assets	$51,722,398	$43,709,403	$174,490,758
Cost of investments in underlying fund	$48,254,557	$37,219,781	$177,279,644

The accompanying notes are an integral part of these financial statements.

20

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities – (concluded)

June 30, 2015 (Unaudited)

			HIMCO VIT
	HIMCO VIT		American			HIMCO VIT
HIMCO VIT	American	HIMCO VIT	Funds Global	HIMCO VIT	HIMCO VIT	American	HIMCO VIT
American	Funds Global	American	Small	American	American	Funds	American
Funds Global	Growth and	Funds Global	Capitalization	Funds Growth	Funds Growth-	International	Funds New
Bond Fund	Income Fund	Growth Fund	Fund	Fund	Income Fund	Fund	World Fund

$13,286,422	$45,439,057	$21,591,045	$51,098,749	$285,458,879	$163,538,087	$171,549,628	$25,795,769
9,672	112,252	7,607	56,095	1,370,103	11,919	—	6,858
806	—	12,728	—	—	2,171	48,923	—
13,296,900	45,551,309	21,611,380	51,154,844	286,828,982	163,552,177	171,598,551	25,802,627

—	—	—	—	—	—	39,246	—
10,479	112,252	20,335	56,095	1,370,103	14,090	9,677	6,858
25,946	31,247	27,801	38,979	95,009	62,316	68,908	31,704
2,769	9,595	4,559	10,885	60,782	34,685	36,279	5,445
749	2,408	1,061	2,513	14,443	8,270	9,096	1,553
19,857	29,168	21,367	30,716	98,357	62,836	66,640	24,417
59,800	184,670	75,123	139,188	1,638,694	182,197	229,846	69,977
$13,237,100	$45,366,639	$21,536,257	$51,015,656	$285,190,288	$163,369,980	$171,368,705	$25,732,650

$14,094,427	$29,718,573	$16,272,078	$31,439,525	$145,690,144	$91,910,726	$131,328,289	$26,591,422
373,127	1,568,107	333,071	291,578	2,159,784	2,320,952	2,133,690	627,251
13,154	1,350,360	1,810,403	5,761,697	75,507,234	31,614,586	12,823,509	853,751
(1,243,608)	12,729,599	3,120,705	13,522,856	61,833,126	37,523,716	25,083,217	(2,339,774)
$13,237,100	$45,366,639	$21,536,257	$51,015,656	$285,190,288	$163,369,980	$171,368,705	$25,732,650
$8.73	$7.24	$7.92	$8.81	$10.07	$10.37	$8.26	$5.86
1,516,160	6,269,331	2,717,928	5,792,293	28,322,989	15,750,313	20,743,958	4,387,986
$13,237,100	$45,366,639	$21,536,257	$51,015,656	$285,190,288	$163,369,980	$171,368,705	$25,732,650
$14,530,030	$32,709,458	$18,470,340	$37,575,893	$223,625,753	$126,014,371	$146,466,411	$28,135,543

The accompanying notes are an integral part of these financial statements.

21

HIMCO Variable Insurance Trust

Statements of Operations

For the Six-Month Period Ended June 30, 2015 (Unaudited)

		HIMCO VIT
	HIMCO VIT	American
	American	Funds Blue	HIMCO VIT
	Funds Asset	Chip Income	American
	Allocation	and Growth	Funds Bond
	Fund	Fund	Fund
Investment Income:
Dividends from underlying fund	$624,163	$453,497	$3,400,130
Total investment income	624,163	453,497	3,400,130
Expenses:
Investment management fees	174,350	174,433	451,625
Transfer agent fees	1,025	1,008	1,495
Distribution fees - Class IB	67,058	58,144	225,812
Accounting service fees	7,589	6,928	19,642
Trustee fees	3,481	3,183	11,923
Audit fees	4,770	4,486	9,394
Printing fees	1,904	2,658	11,629
Legal fees	7,228	6,241	23,883
Insurance fees	1,828	1,392	6,949
Other expenses	486	477	1,101
Total expenses (before waivers)	269,719	258,950	763,453
Total waivers	(119,510)	(126,382)	(275,698)
Total expenses, net	150,209	132,568	487,755
Net Investment Income (Loss)	473,954	320,929	2,912,375
Net Realized Gain (Loss) on Investments:
Capital gain distribution received from underlying fund	3,286,171	4,127,137	648,428
Net realized gain (loss) on investments in underlying funds	1,320,766	2,284,357	746,193
Net Realized Gain on Investments	4,606,937	6,411,494	1,394,621
Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in underlying fund	(4,626,892)	(6,820,688)	(4,898,273)
Net Realized and Unrealized Gain (Loss) on Investments	(19,955)	(409,194)	(3,503,652)
Net Increase (Decrease) in Net Assets Resulting from Operations	$453,999	$(88,265)	$(591,277)

The accompanying notes are an integral part of these financial statements.

22

HIMCO Variable Insurance Trust

Statements of Operations – (concluded)

For the Six-Month Period Ended June 30, 2015 (Unaudited)

			HIMCO VIT
	HIMCO VIT		American			HIMCO VIT
HIMCO VIT	American	HIMCO VIT	Funds Global	HIMCO VIT	HIMCO VIT	American	HIMCO VIT
American	Funds Global	American	Small	American	American	Funds	American
Funds Global	Growth and	Funds Global	Capitalization	Funds Growth	Funds Growth-	International	Funds New
Bond Fund	Income Fund	Growth Fund	Fund	Fund	Income Fund	Fund	World Fund

$245,402	$196,831	$230,951	$436,811	$422,161	$1,106,491	$626,298	$443,137
245,402	196,831	230,951	436,811	422,161	1,106,491	626,298	443,137

53,193	189,410	106,987	200,321	1,101,487	585,764	767,577	146,670
873	1,002	898	1,000	1,930	1,454	1,516	927
17,731	59,191	26,747	62,600	367,162	209,201	225,758	33,334
3,044	6,978	3,798	6,942	30,952	18,641	19,955	4,482
899	3,081	1,444	3,299	19,423	11,021	11,776	1,544
4,111	5,024	4,195	5,149	12,606	8,508	9,390	4,367
1,220	1,765	832	2,163	21,253	7,445	19,009	1,203
1,894	6,391	2,969	6,842	39,398	22,493	24,032	3,603
550	1,631	710	1,844	10,498	5,912	6,641	1,041
507	369	399	503	—	709	749	355
84,022	274,842	148,979	290,663	1,604,709	871,148	1,086,403	197,526
(42,887)	(144,622)	(85,857)	(145,430)	(811,639)	(419,273)	(589,735)	(120,191)
41,135	130,220	63,122	145,233	793,070	451,875	496,668	77,335
204,267	66,611	167,829	291,578	(370,909)	654,616	129,630	365,802

135,048	—	1,852,721	3,202,874	58,690,710	22,864,483	9,458,706	1,055,031
(95,518)	2,312,555	579,024	2,687,157	19,554,871	8,668,293	7,097,330	192,522
39,530	2,312,555	2,431,745	5,890,031	78,245,581	31,532,776	16,556,036	1,247,553

(625,592)	(802,869)	(1,002,947)	924,682	(61,320,583)	(27,429,199)	(6,754,570)	(581,323)
(586,062)	1,509,686	1,428,798	6,814,713	16,924,998	4,103,577	9,801,466	666,230
$(381,795)	$1,576,297	$1,596,627	$7,106,291	$16,554,089	$4,758,193	$9,931,096	$1,032,032

The accompanying notes are an integral part of these financial statements.

23

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets

	HIMCO VIT American Funds		HIMCO VIT American Funds Blue
	Asset Allocation Fund		Chip Income and Growth Fund
	For the		For the
	Six-Month	For the	Six-Month	For the
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2015	December 31,	June 30, 2015	December 31,
	(Unaudited)	2014	(Unaudited)	2014
Operations:
Net investment income (loss)	$473,954	$632,253	$320,929	$1,263,884
Net realized gain (loss) on investments	4,606,937	6,885,885	6,411,494	3,331,376
Net unrealized appreciation (depreciation) of investments	(4,626,892)	(4,696,512)	(6,820,688)	1,717,171
Net Increase (Decrease) in Net Assets Resulting from Operations	453,999	2,821,626	(88,265)	6,312,431
Distributions to Shareholders:
From net investment income
Class IB	—	(816,074)	—	(648,000)
From net realized gain on investments
Class IB	—	(18,006,855)	—	(8,904,361)
Total distributions	—	(18,822,929)	—	(9,552,361)
Capital Share Transactions:
Class IB
Sold	1,702,209	2,884,746	1,953,720	5,879,703
Issued on reinvestment of distributions	—	18,822,929	—	9,552,361
Redeemed	(5,289,085)	(13,811,821)	(5,705,728)	(8,144,947)
Net increase (decrease) from capital share transactions	(3,586,876)	7,895,854	(3,752,008)	7,287,117
Net Increase (Decrease) in Net Assets	(3,132,877)	(8,105,449)	(3,840,273)	4,047,187
Net Assets:
Beginning of period	54,855,275	62,960,724	47,549,676	43,502,489
End of period	$51,722,398	$54,855,275	$43,709,403	$47,549,676
Undistributed net investment income	$1,195,323	$721,369	$1,584,782	$1,263,853
Shares:
Class IB
Sold	182,893	265,555	172,290	501,131
Issued on reinvestment of distributions	—	1,953,028	—	856,493
Redeemed	(570,265)	(1,190,621)	(499,711)	(665,616)
Total share activity	(387,372)	1,027,962	(327,421)	692,008

The accompanying notes are an integral part of these financial statements.

24

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

HIMCO VIT American Funds		HIMCO VIT American Funds		HIMCO VIT American Funds		HIMCO VIT American Funds
Bond Fund		Global Bond Fund		Global Growth and Income Fund		Global Growth Fund
For the		For the		For the		For the
Six-Month	For the	Six-Month	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2015	December 31,	June 30, 2015	December 31,	June 30, 2015	December 31,	June 30, 2015	December 31,
(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014

$2,912,375	$3,092,456	$204,267	$168,922	$66,611	$1,539,144	$167,829	$165,331
1,394,621	4,208,000	39,530	131,672	2,312,555	5,114,693	2,431,745	4,399,483
(4,898,273)	3,844,308	(625,592)	(78,535)	(802,869)	(3,898,028)	(1,002,947)	(4,171,415)
(591,277)	11,144,764	(381,795)	222,059	1,576,297	2,755,809	1,596,627	393,399

—	(3,495,510)	—	(13,100)	—	(1,563,826)	—	(196,001)
—	(9,191,724)	—	(1,386,993)	—	(20,215,503)	—	(9,854,542)
—	(12,687,234)	—	(1,400,093)	—	(21,779,329)	—	(10,050,543)

6,191,567	9,721,114	208,819	1,622,326	596,595	2,443,083	1,018,792	871,697
—	12,687,234	—	1,400,093	—	21,779,329	—	10,050,543
(20,185,857)	(68,635,194)	(1,632,086)	(3,809,123)	(4,953,063)	(9,763,893)	(1,783,055)	(5,070,483)
(13,994,290)	(46,226,846)	(1,423,267)	(786,704)	(4,356,468)	14,458,519	(764,263)	5,851,757
(14,585,567)	(47,769,316)	(1,805,062)	(1,964,738)	(2,780,171)	(4,565,001)	832,364	(3,805,387)

189,076,325	236,845,641	15,042,162	17,006,900	48,146,810	52,711,811	20,703,893	24,509,280
$174,490,758	$189,076,325	$13,237,100	$15,042,162	$45,366,639	$48,146,810	$21,536,257	$20,703,893
$6,004,765	$3,092,390	$373,127	$168,860	$1,568,107	$1,501,496	$333,071	$165,242

636,760	988,024	23,461	165,953	81,255	265,265	127,972	82,724
—	1,309,485	—	148,896	—	2,881,423	—	1,237,857
(2,083,881)	(6,904,392)	(183,289)	(398,631)	(679,002)	(970,334)	(228,775)	(453,223)
(1,447,121)	(4,606,883)	(159,828)	(83,782)	(597,747)	2,176,354	(100,803)	867,358

The accompanying notes are an integral part of these financial statements.

25

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

	HIMCO VIT American Funds		HIMCO VIT American Funds
	Global Small Capitalization Fund		Growth Fund
	For the		For the
	Six-Month	For the	Six-Month	For the
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2015	December 31,	June 30, 2015	December 31,
	(Unaudited)	2014	(Unaudited)	2014
Operations:
Net investment income (loss)	$291,578	$(146,975)	$(370,909)	$2,759,890
Net realized gain (loss) on investments	5,890,031	6,839,345	78,245,581	66,359,332
Net unrealized appreciation (depreciation) of investments	924,682	(5,342,231)	(61,320,583)	(43,287,851)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,106,291	1,350,139	16,554,089	25,831,371
Distributions to Shareholders:
From net investment income
Class IB	—	(171,501)	—	(2,316,304)
From net realized gain on investments
Class IB	—	(11,021,642)	—	(102,664,035)
Total distributions	—	(11,193,143)	—	(104,980,339)
Capital Share Transactions:
Class IB
Sold	877,856	2,742,125	802,225	6,018,642
Issued on reinvestment of distributions	—	11,193,143	—	104,980,340
Redeemed	(7,446,300)	(14,838,445)	(31,420,266)	(83,613,855)
Net increase (decrease) from capital share transactions	(6,568,444)	(903,177)	(30,618,041)	27,385,127
Net Increase (Decrease) in Net Assets	537,847	(10,746,181)	(14,063,952)	(51,763,841)
Net Assets:
Beginning of period	50,477,809	61,223,990	299,254,240	351,018,081
End of period	$51,015,656	$50,477,809	$285,190,288	$299,254,240
Undistributed net investment income	$291,578	$—	$2,159,784	$2,530,693
Shares:
Class IB
Sold	102,082	316,359	81,476	484,196
Issued on reinvestment of distributions	—	1,403,908	—	10,706,784
Redeemed	(915,311)	(1,580,214)	(3,171,565)	(6,602,148)
Total share activity	(813,229)	140,053	(3,090,089)	4,588,832

The accompanying notes are an integral part of these financial statements.

26

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (concluded)

HIMCO VIT American Funds		HIMCO VIT American Funds		HIMCO VIT American Funds
Growth-Income Fund		International Fund		New World Fund
For the		For the		For the
Six-Month	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2015	December 31,	June 30, 2015	December 31,	June 30, 2015	December 31,
(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014

$654,616	$1,666,431	$129,630	$2,004,125	$365,802	$186,107
31,532,776	36,202,665	16,556,036	22,638,076	1,247,553	4,209,756
(27,429,199)	(19,435,530)	(6,754,570)	(29,240,127)	(581,323)	(6,774,057)
4,758,193	18,433,566	9,931,096	(4,597,926)	1,032,032	(2,378,194)

—	(1,909,005)	—	(2,227,209)	—	(330,200)
—	(55,384,012)	—	(39,928,767)	—	(10,565,456)
—	(57,293,017)	—	(42,155,976)	—	(10,895,656)

2,380,999	4,470,366	3,245,619	8,912,899	705,339	1,860,635
—	57,293,014	—	42,155,976	—	10,895,656
(15,601,350)	(48,760,606)	(22,146,574)	(50,375,912)	(3,143,159)	(6,648,171)
(13,220,351)	13,002,774	(18,900,955)	692,963	(2,437,820)	6,108,120
(8,462,158)	(25,856,677)	(8,969,859)	(46,060,939)	(1,405,788)	(7,165,730)

171,832,138	197,688,815	180,338,564	226,399,503	27,138,438	34,304,168
$163,369,980	$171,832,138	$171,368,705	$180,338,564	$25,732,650	$27,138,438
$2,320,952	$1,666,336	$2,133,690	$2,004,060	$627,251	$261,449

230,652	365,836	414,885	1,003,124	121,285	246,820
—	5,493,715	—	5,022,345	—	1,619,438
(1,512,637)	(3,739,816)	(2,655,619)	(5,082,970)	(539,298)	(802,674)
(1,281,985)	2,119,735	(2,240,734)	942,499	(418,013)	1,063,584

The accompanying notes are an integral part of these financial statements.

27

HIMCO Variable Insurance Trust

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.     Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

The financial statements and the accompanying notes relate to the following funds: HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund, (each a “Fund” or together the “Funds”). The Funds are each a series of the Trust. Each Fund is the successor of a series of Hartford Series Fund, Inc. (collectively referred to as the “American Funds HLS Funds”). The reorganization of the American Funds HLS with and into the respective Funds occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the respective American Funds HLS Funds.

Each Fund is organized as a diversified open-end management investment company, except for HIMCO VIT American Funds Global Bond Fund, which is non-diversified. Each Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each. The Funds are investment companies and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates.

Each Fund operates in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Master Funds”). Each Master Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Master Funds are listed below:

Fund	Master Fund

HIMCO VIT American Funds Asset Allocation Fund	Asset Allocation Fund Class 1
HIMCO VIT American Funds Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund Class 1
HIMCO VIT American Funds Bond Fund	Bond Fund Class 1
HIMCO VIT American Funds Global Bond Fund	Global Bond Fund Class 1
HIMCO VIT American Funds Global Growth and Income Fund	Global Growth and Income Fund Class 1
HIMCO VIT American Funds Global Growth Fund	Global Growth Fund Class 1
HIMCO VIT American Funds Global Small Capitalization Fund	Global Small Capitalization Fund Class 1
HIMCO VIT American Funds Growth Fund	Growth Fund Class 1
HIMCO VIT American Funds Growth-Income Fund	Growth-Income Fund Class 1
HIMCO VIT American Funds International Fund	International Fund Class 1
HIMCO VIT American Funds New World Fund	New World Fund Class 1

The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Funds’ financial statements.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.     Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

a)             Determination of Net Asset Value – The NAV of the Funds’ shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (the “Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)             Investment Valuation – Investments in shares of the Master Funds are valued at the respective NAV of each Master Fund as determined as of the NYSE Close on the Valuation Date. The Prospectuses and Statements of Additional Information for the Master Funds explain the valuation methods used for the Master Funds, including the circumstances under which the Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses and Statements of Additional Information are available on the SEC EDGAR database on its internet site at http://www.sec.gov.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•                  Level 1 – Quoted prices in active markets for identical investments.

•                  Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•                  Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including, the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Legal Officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments for each Fund.

29

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the six-month period ended June 30, 2015, there were no transfers between different hierarchy levels.

c)              Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Master Funds are accrued on the ex-dividend date.

d)             Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.     Principal Risks:

The Funds are exposed to the risks of the Master Funds in direct proportion to the amount of assets each Fund allocates to each Master Fund. The market values of the Master Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.     Federal Income Taxes:

a)             Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)             Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain distribution adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

30

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

c)              Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended		For the Year Ended
	December 31, 2014		December 31, 2013
		Long-		Long-
		Term		Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains(1)	Income	Gains(1)
HIMCO VIT American Funds Asset Allocation Fund	$816,074	$18,006,855	$1,041,999	$4,502,907
HIMCO VIT American Funds Blue Chip Income and
Growth Fund	648,000	8,904,361	628,500	2,801,967
HIMCO VIT American Funds Bond Fund	3,495,510	9,191,724	4,313,997	5,996,163
HIMCO VIT American Funds Global Bond Fund	13,100	1,386,993	888,000	1,720,101
HIMCO VIT American Funds Global Growth and
Income Fund	1,563,826	20,215,503	1,597,700	986,231
HIMCO VIT American Funds Global Growth Fund	196,001	9,854,542	147,499	1,739,285
HIMCO VIT American Funds Global Small
Capitalization Fund	171,479	11,021,664	560,199	5,593,486
HIMCO VIT American Funds Growth Fund	2,316,304	102,664,035	1,685,303	10,748,912
HIMCO VIT American Funds Growth-Income Fund	1,909,005	55,384,012	2,338,496	2,360,720
HIMCO VIT American Funds International Fund	2,227,209	39,928,767	2,543,190	4,232,320
HIMCO VIT American Funds New World Fund	330,200	10,565,456	325,002	4,906,810

(1)            The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

				Total
	Undistributed	Undistributed	Unrealized	Accumulated
	Ordinary	Long-Term	Appreciation	Earnings
	Income	Capital Gain	(Depreciation)(1)	(Deficit)
HIMCO VIT American Funds Asset Allocation
Fund	$721,369	$758,342	$8,097,640	$9,577,351
HIMCO VIT American Funds Blue Chip Income
and Growth Fund	1,263,853	708,748	13,169,503	15,142,104
HIMCO VIT American Funds Bond Fund	3,092,390	414,390	1,768,750	5,275,530
HIMCO VIT American Funds Global Bond Fund	168,860	1,369	(645,761)	(475,532)
HIMCO VIT American Funds Global Growth and
Income Fund	1,501,496	668,983	11,901,290	14,071,769
HIMCO VIT American Funds Global Growth Fund	165,242	168,621	3,333,689	3,667,552
HIMCO VIT American Funds Global Small
Capitalization Fund	—	544,792	11,925,048	12,469,840
HIMCO VIT American Funds Growth Fund	2,530,693	6,406,124	114,009,238	122,946,055
HIMCO VIT American Funds Growth-Income
Fund	1,666,336	3,952,078	61,082,647	66,701,061
HIMCO VIT American Funds International Fund	2,004,060	1,164,575	26,940,685	30,109,320
HIMCO VIT American Funds New World Fund	261,449	8,091	(2,160,344)	(1,890,804)

(1)           The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

(d)         Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent

31

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

differences between U.S. GAAP and tax accounting for items such as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statements of Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below

		Undistributed	Accumulated
	Paid in	Net Investment	Net Realized
	Capital	Income (Loss)	Gain (Loss)
HIMCO VIT American Funds Asset Allocation Fund	$—	$233,207	$(233,207)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	1	—	(1)
HIMCO VIT American Funds Bond Fund	(2)	1	1
HIMCO VIT American Funds Global Bond Fund	(1)	1	—
HIMCO VIT American Funds Global Growth and Income Fund	2	(2)	—
HIMCO VIT American Funds Global Growth Fund	(1)	2	(1)
HIMCO VIT American Funds Global Small Capitalization Fund	(146,975)	146,998	(23)
HIMCO VIT American Funds Growth Fund	2	(2)	—
HIMCO VIT American Funds Growth-Income Fund	—	1	(1)
HIMCO VIT American Funds International Fund	1	—	(1)
HIMCO VIT American Funds New World Fund	(2)	75,351	(75,349)

e)              Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Funds had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

f)               Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end December 31, 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.              Fees and Expenses:

a)             Investment Management Agreement – Hartford Investment Management serves as the Funds’ investment manager pursuant to an Investment Management Agreement with the Trust. The investment manager provides day-to-day investment management services to the Funds and has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to the investment manager for investment management services rendered during the six-month period ended June 30, 2015. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
HIMCO VIT American Funds Asset Allocation Fund	0.65%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.75%
HIMCO VIT American Funds Bond Fund	0.50%

32

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund	Annual Rate*
HIMCO VIT American Funds Global Bond Fund	0.75%
HIMCO VIT American Funds Global Growth and Income Fund	0.80%
HIMCO VIT American Funds Global Growth Fund	1.00%
HIMCO VIT American Funds Global Small Capitalization Fund	0.80%
HIMCO VIT American Funds Growth Fund	0.75%
HIMCO VIT American Funds Growth-Income Fund	0.70%
HIMCO VIT American Funds International Fund	0.85%
HIMCO VIT American Funds New World Fund	1.10%

*                  Hartford Investment Management has contractually agreed with the Trust, on behalf of each Fund, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Fund is part of a master-feeder fund structure. The Trust’s Board of Trustees may change or eliminate this waiver if the fund structure changes.

b)             Accounting Services Agreement – State Street Bank and Trust Company provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Funds, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

c)              Operating Expenses – Allocable expenses incurred by the Trust are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund. Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of each Fund as follows:

Fund	Annual Rate
HIMCO VIT American Funds Asset Allocation Fund	0.86%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.99%
HIMCO VIT American Funds Bond Fund	0.93%
HIMCO VIT American Funds Global Bond Fund	1.15%
HIMCO VIT American Funds Global Growth and Income Fund	1.18%
HIMCO VIT American Funds Global Growth Fund	1.14%
HIMCO VIT American Funds Global Small Capitalization Fund	1.32%
HIMCO VIT American Funds Growth Fund	0.89%
HIMCO VIT American Funds Growth-Income Fund	0.83%
HIMCO VIT American Funds International Fund	1.09%
HIMCO VIT American Funds New World Fund	1.36%

This contractual arrangement will remain in effect until April 30, 2016, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds.

d)             Distribution Plan for Class IB Shares – HIMCO Distribution Services Company (“HDSC”), a wholly owned subsidiary of The Hartford, serves as the Funds’ principal underwriter and distributor. The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Trust’s Board of Trustees.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

33

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

e)              Other Related Party Transactions – State Street Bank and Trust Company provides transfer agent services to the Funds. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

f)               Trustee Fees – The Board of Trustees is responsible for oversight of the Funds. The Board of Trustees elects officers who are responsible for the day to day operations of the Funds. The Board of Trustees oversees the investment manager and the other principal service providers of the Funds. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the Funds’ Chief Compliance Officer’s compensation was allocated to each operational investment company in the Trust and is included in the Trustees fees. The Trustee fees paid during the period can be found in the Statements of Operations.

6.              Investment Transactions:

For the six-month period ended June 30, 2015, aggregate cost of purchases and sales of investments in Master Funds (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.
	Government	Government
	Obligations	Obligations
HIMCO VIT American Funds Asset Allocation Fund	$5,482,685	$5,275,684
HIMCO VIT American Funds Blue Chip Income and Growth Fund	6,300,205	5,574,106
HIMCO VIT American Funds Bond Fund	9,601,979	19,967,973
HIMCO VIT American Funds Global Bond Fund	505,903	1,559,489
HIMCO VIT American Funds Global Growth and Income Fund	436,832	4,693,460
HIMCO VIT American Funds Global Growth Fund	2,991,099	1,702,168
HIMCO VIT American Funds Global Small Capitalization Fund	4,318,595	7,350,357
HIMCO VIT American Funds Growth Fund	59,392,995	31,602,515
HIMCO VIT American Funds Growth-Income Fund	25,535,892	15,180,442
HIMCO VIT American Funds International Fund	12,817,550	22,057,719
HIMCO VIT American Funds New World Fund	2,066,334	3,048,035

7.              Fund Merger:

Reorganization of the American Funds HLS Funds (the “American Funds HLS Funds”) into the Funds: At a meeting held on May 6, 2014, the Board of Directors of the American Funds HLS Funds approved on behalf of each American Funds HLS Fund, the reorganization of the American Funds HLS Funds as noted below. The Funds are a newly organized series of the Trust.

Fund Name Prior to October 20, 2014	Fund Name Effective October 20, 2014
(“American Funds HLS”)	(the “Funds”)
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Funds Global Bond HLS Fund	HIMCO VIT American Funds Global Bond Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund

34

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund Name Prior to October 20, 2014	Fund Name Effective October 20, 2014
(“American Funds HLS”)	(the “Funds”)
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American Funds New World HLS Fund	HIMCO VIT American Funds New World Fund

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the American Funds HLS Funds were acquired by the Funds immediately before the opening of business on October 20, 2014. The Funds acquired the assets and liabilities of the American Funds HLS Funds in exchange for shares in the Funds, which were distributed pro rata by the American Funds HLS Funds to shareholders, in complete liquidation of the American Funds HLS Funds.

This merger was accomplished by tax free exchange as detailed below:

					Fund Shares
	Net assets of	Net assets of	Net assets of		Issued to the
	American Funds	Fund	Fund	American Funds	American Funds
	HLS Fund on	Immediately	Immediately	HLS Fund	HLS Fund’s
	October 17, 2014*	Before Merger	After Merger	Shares Exchanged	Shareholders
HIMCO VIT American Funds Asset Allocation Fund	$54,279,829	$—	$54,279,829	6,261,997	6,261,997
HIMCO VIT American Funds Blue Chip Income & Growth Fund	44,436,717	—	44,436,717	4,259,160	4,259,160
HIMCO VIT American Funds Bond Fund	194,032,472	—	194,032,472	20,232,938	20,232,938
HIMCO VIT American Funds Global Bond Fund	15,758,200	—	15,758,200	1,709,482	1,709,482
HIMCO VIT American Funds Global Growth And Income Fund	45,769,615	—	45,769,615	6,960,288	6,960,288
HIMCO VIT American Funds Global Growth Fund	19,640,786	—	19,640,786	2,859,879	2,859,879
HIMCO VIT American Funds Global Small Capitalization Fund	48,502,349	—	48,502,349	6,763,641	6,763,641
HIMCO VIT American Funds Growth Fund	283,707,458	—	283,707,458	32,358,163	32,358,163
HIMCO VIT American Funds Growth-Income Fund	164,648,939	—	164,648,939	17,575,722	17,575,722
HIMCO VIT American Funds International Fund	179,339,367	—	179,339,367	23,534,856	23,534,856
HIMCO VIT American Funds New World Fund	28,133,153	—	28,133,153	4,855,909	4,855,909

*                  Final day of operations immediately prior to the merger.

35

HIMCO Variable Insurance Trust

Notes to Financial Statements – (concluded)

June 30, 2015 (Unaudited)

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended December 31, 2014, are as follows:

		Net Realized and	Net Increase
		Unrealized Gain	(Decrease) in Net
	Net Investment	(loss) on	Assets Resulting
	Income (loss)	Investments	from Operations
HIMCO VIT American Funds Asset Allocation Fund	$632,253	$2,189,373	$2,821,626
HIMCO VIT American Funds Blue Chip Income & Growth Fund	1,263,884	5,048,547	6,312,431
HIMCO VIT American Funds Bond Fund	3,092,456	8,052,308	11,144,764
HIMCO VIT American Funds Global Bond Fund	168,922	53,137	222,059
HIMCO VIT American Funds Global Growth And Income Fund	1,539,144	1,216,665	2,755,809
HIMCO VIT American Funds Global Growth Fund	165,331	228,068	393,399
HIMCO VIT American Funds Global Small Capitalization Fund	(146,975)	1,497,114	1,350,139
HIMCO VIT American Funds Growth Fund	2,759,890	23,071,481	25,831,371
HIMCO VIT American Funds Growth-Income Fund	1,666,431	16,767,135	18,433,566
HIMCO VIT American Funds International Fund	2,004,125	(6,602,051)	(4,597,926)
HIMCO VIT American Funds New World Fund	186,107	(2,564,301)	(2,378,194)

Because the combined investment portfolios for each American Funds HLS Fund/Fund have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings for each American Funds HLS Fund that have been included in the Statements of Operations since October 20, 2014.

8.              Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial position, but may impact the Funds’ disclosures.

9.              Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.       Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of June 30, 2015.

36

HIMCO Variable Insurance Trust

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —

												Ratio of	Ratio of
			Net									Expenses	Expenses	Ratio of
			Realized									to	to	Net
			and			Distributions		Net			Net	Average	Average	Investment
	Net Asset	Net	Unrealized		Distributions	from		Asset			Assets at	Net	Net	Income
	Value at,	Investment	Gain (Loss)	Total from	from Net	Realized		Value			End of	Assets	Assets	(Loss) to
	Beginning	Income	on	Investment	Investment	Gain on	Total	End of	Total		Period	Before	After	Average
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)		(000s)	Waivers(3)	Waivers(3)	Net Assets(3)

HIMCO VIT American Funds Asset Allocation Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$9.12	$0.08	$(0.01)	$0.07	$—	$—	$—	$9.19	0.77%	(4)	$51,722	1.01%(5)	0.56%(5)	1.77%(5)

For the Year Ended December 31, 2014
IB	$12.63	$0.12	$0.44	$0.56	$(0.18)	$(3.89)	$(4.07)	$9.12	5.05%		$54,855	0.99%	0.55%	1.09%

For the Year Ended December 31, 2013(6)
IB	$11.04	$0.12	$2.39	$2.51	$(0.17)	$(0.75)	$(0.92)	$12.63	23.40%		$62,961	0.95%	0.55%	0.97%

For the Year Ended December 31, 2012(6)(7)
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%		$64,616	0.95%	0.55%	1.56%

For the Year Ended December 31, 2011(6)(7)
IB	$9.74	$0.14	$(0.05)	$0.09	$(0.13)	$—	$(0.13)	$9.70	1.02%		$64,356	0.95%	0.55%	1.61%

For the Year Ended December 31, 2010(6)(7)
IB	$8.85	$0.14	$0.91	$1.05	$(0.16)	$—	$(0.16)	$9.74	12.13%		$58,326	0.95%	0.55%	1.73%

HIMCO VIT American Funds Blue Chip Income and Growth Fund

For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$11.25	$0.08	$(0.12)	$(0.04)	$—	$—	$—	$11.21	(0.36)%	(4)	$43,709	1.11%(5)	0.57%(5)	1.38%(5)

For the Year Ended December 31, 2014
IB	$12.31	$0.34	$1.38	$1.72	$(0.20)	$(2.58)	$(2.78)	$11.25	15.02%		$47,550	1.10%	0.57%	2.83%

For the Year Ended December 31, 2013(6)
IB	$10.11	$0.17	$3.02	$3.19	$(0.18)	$(0.81)	$(0.99)	$12.31	32.55%		$43,502	1.07%	0.57%	1.51%

For the Year Ended December 31, 2012(6)(7)
IB	$9.07	$0.15	$1.07	$1.22	$(0.12)	$(0.06)	$(0.18)	$10.11	13.53%		$39,920	1.07%	0.57%	1.67%

For the Year Ended December 31, 2011(6)(7)
IB	$9.18	$0.13	$(0.24)	$(0.11)	$—	$—	$—	$9.07	(1.19)%		$32,425	1.07%	0.57%	1.44%

For the Year Ended December 31, 2010(6)(7)
IB	$8.44	$0.12	$0.86	$0.98	$(0.24)	$—	$(0.24)	$9.18	11.98%		$34,030	1.07%	0.57%	1.48%

HIMCO VIT American Funds Bond Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$9.60	$0.15	$(0.19)	$(0.04)	$—	$—	$—	$9.56	(0.42)%	(4)	$174,491	0.85%(5)	0.54%(5)	3.22%(5)

For the Year Ended December 31, 2014
IB	$9.75	$0.14	$0.34	$0.48	$(0.17)	$(0.46)	$(0.63)	$9.60	4.98%		$189,076	0.81%	0.54%	1.42%

For the Year Ended December 31, 2013(6)
IB	$10.52	$0.17	$(0.42)	$(0.25)	$(0.22)	$(0.30)	$(0.52)	$9.75	(2.37)%		$236,846	0.79%	0.54%	1.67%

For the Year Ended December 31, 2012(6)(7)
IB	$10.52	$0.23	$0.29	$0.52	$(0.29)	$(0.23)	$(0.52)	$10.52	5.01%		$199,008	0.79%	0.54%	2.13%

For the Year Ended December 31, 2011(6)(7)
IB	$10.21	$0.29	$0.30	$0.59	$(0.28)	$—	$(0.28)	$10.52	5.84%		$198,203	0.79%	0.54%	2.57%

For the Year Ended December 31, 2010(6)(7)
IB	$9.84	$0.26	$0.35	$0.61	$(0.24)	$—	$(0.24)	$10.21	6.15%		$206,360	0.80%	0.55%	2.75%

See Portfolio Turnover information at the conclusion of Financial Highlights

37

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —

												Ratio of	Ratio of
			Net									Expenses	Expenses	Ratio of
			Realized									to	to	Net
			and			Distributions		Net			Net	Average	Average	Investment
	Net Asset	Net	Unrealized		Distributions	From		Asset			Assets at	Net	Net	Income
	Value at,	Investment	Gain (Loss)	Total from	from Net	Realized		Value			End of	Assets	Assets	(Loss) to
	Beginning	Income	on	Investment	Investment	Gain on	Total	End of	Total		Period	Before	After	Average
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)		(000s)	Waivers(3)	Waivers(3)	Net Assets(3)

HIMCO VIT American Funds Global Bond Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 8.98	$ 0.13	$ (0.38)	$ (0.25)	$ —	$ —	$ —	$ 8.73	(2.78)%	(4)	$ 13,237	1.18%(5)	0.58%(5)	2.88%(5)

For the Year Ended December 31, 2014
IB	$ 9.66	$ 0.10	$ 0.05	$ 0.15	$ (0.01)	$ (0.82)	$ (0.83)	$ 8.98	1.17%		$ 15,042	1.22%	0.63%	1.01%

For the Year Ended December 31, 2013(6)
IB	$ 11.10	$ (0.06)	$ (0.29)	$ (0.35)	$ (0.37)	$ (0.72)	$ (1.09)	$ 9.66	(3.03)%		$ 17,007	1.09%	0.59%	(0.59)%

For the Year Ended December 31, 2012(6)(7)
IB	$ 11.02	$ 0.24	$ 0.38	$ 0.62	$ (0.31)	$ (0.23)	$ (0.54)	$ 11.10	5.83%		$ 38,193	1.07%	0.57%	1.69%

For the Year Ended December 31, 2011(6)(7)
IB	$ 10.86	$ 0.23	$ 0.24	$ 0.47	$ (0.23)	$ (0.08)	$ (0.31)	$ 11.02	4.28%		$ 44,352	1.06%	0.56%	2.56%

For the Year Ended December 31, 2010(6)(7)
IB	$ 10.47	$ 0.27	$ 0.24	$ 0.51	$ (0.11)	$ (0.01)	$ (0.12)	$ 10.86	4.85%		$ 38,654	1.07%	0.57%	2.49%

HIMCO VIT American Funds Global Growth and Income Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 7.01	$ 0.01	$ 0.22	$ 0.23	$ —	$ —	$ —	$ 7.24	3.28%	(4)	$ 45,367	1.16%(5)	0.55%(5)	0.28%(5)

For the Year Ended December 31, 2014
IB	$ 11.24	$ 0.29	$ 0.32	$ 0.61	$ (0.37)	$ (4.47)	$ (4.84)	$ 7.01	5.36%		$ 48,147	1.15%	0.57%	3.04%

For the Year Ended December 31, 2013(6)
IB	$ 9.58	$ 0.24	$ 1.84	$ 2.08	$ (0.26)	$ (0.16)	$ (0.42)	$ 11.24	22.16%		$ 52,712	1.11%	0.56%	2.28%

For the Year Ended December 31, 2012(6)(7)
IB	$ 8.38	$ 0.23	$ 1.20	$ 1.43	$ (0.23)	$ —	$ (0.23)	$ 9.58	17.30%		$ 74,927	1.10%	0.55%	2.05%

For the Year Ended December 31, 2011(6)(7)
IB	$ 9.06	$ 0.22	$ (0.70)	$ (0.48)	$ (0.20)	$ —	$ (0.20)	$ 8.38	(5.19)%		$ 78,639	1.09%	0.54%	2.30%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.30	$ 0.20	$ 0.72	$ 0.92	$ (0.16)	$ —	$ (0.16)	$ 9.06	11.41%		$ 91,254	1.10%	0.55%	2.25%

HIMCO VIT American Funds Global Growth Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 7.35	$ 0.06	$ 0.51	$ 0.57	$ —	$ —	$ —	$ 7.92	7.76%	(4)	$ 21,536	1.39%(5)	0.59%(5)	1.57%(5)

For the Year Ended December 31, 2014
IB	$ 12.56	$ 0.08	$ 0.07	$ 0.15	$ (0.12)	$ (5.24)	$ (5.36)	$ 7.35	1.97%		$ 20,704	1.42%	0.60%	0.75%

For the Year Ended December 31, 2013(6)
IB	$ 10.45	$ 0.08	$ 2.83	$ 2.91	$ (0.06)	$ (0.74)	$ (0.80)	$ 12.56	28.77%		$ 24,509	1.34%	0.59%	0.71%

For the Year Ended December 31, 2012(6)(7)
IB	$ 8.74	$ 0.06	$ 1.86	$ 1.92	$ (0.10)	$ (0.11)	$ (0.21)	$ 10.45	22.19%		$ 29,055	1.33%	0.58%	0.48%

For the Year Ended December 31, 2011(6)(7)
IB	$ 9.74	$ 0.10	$ (0.99)	$ (0.89)	$ (0.11)	$ —	$ (0.11)	$ 8.74	(9.18)%		$ 29,319	1.32%	0.57%	0.95%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.83	$ 0.10	$ 0.89	$ 0.99	$ (0.08)	$ —	$ (0.08)	$ 9.74	11.41%		$ 34,245	1.32%	0.57%	1.17%

See Portfolio Turnover information at the conclusion of Financial Highlights

38

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
												Ratio of	Ratio of
			Net									Expenses	Expenses	Ratio of
			Realized									to	to	Net
			and			Distributions		Net			Net	Average	Average	Investment
	Net Asset	Net	Unrealized		Distributions	from		Asset			Assets at	Net	Net	Income
	Value at,	Investment	Gain (Loss)	Total from	from Net	Realized		Value			End of	Assets	Assets	(Loss) to
	Beginning	Income	on	Investment	Investment	Gain on	Total	End of	Total		Period	Before	After	Average
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)		(000s)	Waivers(3)	Waivers(3)	Net Assets(3)
HIMCO VIT American Funds Global Small Capitalization Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 7.64	$ 0.05	$ 1.12	$ 1.17	$ —	$ —	$ —	$ 8.81	15.31%	(4)	$ 51,016	1.16%(5)	0.58%(5)	1.16%(5)

For the Year Ended December 31, 2014
IB	$ 9.47	$ (0.02)	$ 0.16	$ 0.14	$ (0.03)	$ (1.94)	$ (1.97)	$ 7.64	1.75%		$ 50,478	1.15%	0.57%	(0.26)%

For the Year Ended December 31, 2013(6)
IB	$ 8.29	$ 0.03	$ 2.18	$ 2.21	$ (0.09)	$ (0.94)	$ (1.03)	$ 9.47	27.89%		$ 61,224	1.13%	0.58%	0.30%

For the Year Ended December 31, 2012(6)(7)
IB	$ 7.83	$ 0.10	$ 1.23	$ 1.33	$ (0.10)	$ (0.77)	$ (0.87)	$ 8.29	17.85%		$ 53,881	1.11%	0.56%	0.99%

For the Year Ended December 31, 2011(6)(7)
IB	$ 9.92	$ 0.10	$ (2.01)	$ (1.91)	$ (0.13)	$ (0.05)	$ (0.18)	$ 7.83	(19.40)%		$ 55,658	1.11%	0.56%	0.98%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.13	$ 0.11	$ 1.68	$ 1.79	$ —	$ —	$ —	$ 9.92	22.06%		$ 74,999	1.12%	0.57%	1.35%

HIMCO VIT American Funds Growth Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 9.53	$ (0.01)	$ 0.55	$ 0.54	$ —	$ —	$ —	$ 10.07	5.67%	(4)	$ 285,190	1.09%(5)	0.54%(5)	(0.25)%(5)

For the Year Ended December 31, 2014
IB	$ 13.09	$ 0.10	$ 0.70	$ 0.80	$ (0.10)	$ (4.26)	$ (4.36)	$ 9.53	8.21%		$ 299,254	1.06%	0.54%	0.85%

For the Year Ended December 31, 2013(6)
IB	$ 10.45	$ 0.07	$ 3.00	$ 3.07	$ (0.06)	$ (0.37)	$ (0.43)	$ 13.09	29.78%		$ 351,018	1.04%	0.54%	0.60%

For the Year Ended December 31, 2012(6)(7)
IB	$ 8.95	$ 0.05	$ 1.51	$ 1.56	$ (0.03)	$ (0.03)	$ (0.06)	$ 10.45	17.56%		$ 333,889	1.04%	0.54%	0.50%

For the Year Ended December 31, 2011(6)(7)
IB	$ 9.38	$ 0.03	$ (0.46)	$ (0.43)	$ —	$ —	$ —	$ 8.95	(4.57)%		$ 317,968	1.04%	0.54%	0.33%

For the Year Ended December 31, 2010(6)(7)
IB	$ 7.96	$ 0.04	$ 1.42	$ 1.46	$ (0.04)	$ —	$ (0.04)	$ 9.38	18.36%		$ 356,162	1.05%	0.55%	0.43%

HIMCO VIT American Funds Growth-Income Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 10.09	$ 0.04	$ 0.24	$ 0.28	$ —	$ —	$ —	$ 10.37	2.78%	(4)	$ 163,370	1.04%(5)	0.54%(5)	0.78%(5)

For the Year Ended December 31, 2014
IB	$ 13.26	$ 0.11	$ 1.03	$ 1.14	$ (0.15)	$ (4.16)	$ (4.31)	$ 10.09	10.30%		$ 171,832	1.01%	0.54%	0.90%

For the Year Ended December 31, 2013(6)
IB	$ 10.20	$ 0.11	$ 3.23	$ 3.34	$ (0.14)	$ (0.14)	$ (0.28)	$ 13.26	33.14%		$ 197,689	0.99%	0.54%	0.97%

For the Year Ended December 31, 2012(6)(7)
IB	$ 8.81	$ 0.13	$ 1.38	$ 1.51	$ (0.12)	$ —	$ (0.12)	$ 10.20	17.16%		$ 183,220	0.99%	0.54%	1.29%

For the Year Ended December 31, 2011(6)(7)
IB	$ 9.00	$ 0.12	$ (0.31)	$ (0.19)	$ —	$ —	$ —	$ 8.81	(2.12)%		$ 170,059	0.98%	0.53%	1.26%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.20	$ 0.10	$ 0.81	$ 0.91	$ (0.11)	$ —	$ (0.11)	$ 9.00	11.11%		$ 185,836	0.99%	0.54%	1.19%

See Portfolio Turnover information at the conclusion of Financial Highlights

39

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
												Ratio of	Ratio of	Ratio of
			Net									Expenses	Expenses	Net
			Realized									to	to	Investment
			and			Distributions		Net			Net	Average	Average	Income
	Net Asset	Net	Unrealized		Distributions	from		Asset			Assets at	Net	Net	(Loss) to
	Value at,	Investment	Gain (Loss)	Total from	from Net	Realized		Value			End of	Assets	Assets	Average
	Beginning	Income	on	Investment	Investment	Gain on	Total	End of	Total		Period	Before	After	Net
Class	of Period	(Loss)	Investments	Operations	Income	Investments	Distributions	Period	Return(2)		(000s)	Waivers(3)	Waivers(3)	Assets(3)
HIMCO VIT American Funds International Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 7.85	$ 0.01	$ 0.40	$ 0.41	$ —	$ —	$ —	$ 8.26	5.22%	(4)	$ 171,369	1.20%(5)	0.55%(5)	0.14%(5)

For the Year Ended December 31, 2014
IB	$ 10.27	$ 0.09	$ (0.36)	$ (0.27)	$ (0.12)	$ (2.03)	$ (2.15)	$ 7.85	(2.88)%		$ 180,339	1.17%	0.55%	0.98%

For the Year Ended December 31, 2013(6)
IB	$ 8.73	$ 0.09	$ 1.74	$ 1.83	$ (0.11)	$ (0.18)	$ (0.29)	$ 10.27	21.23%		$ 226,400	1.15%	0.55%	0.99%

For the Year Ended December 31, 2012(6)(7)
IB	$ 7.54	$ 0.10	$ 1.22	$ 1.32	$ (0.13)	$ —	$ (0.13)	$ 8.73	17.58%		$ 225,298	1.14%	0.54%	1.15%

For the Year Ended December 31, 2011(6)(7)
IB	$ 8.96	$ 0.13	$ (1.40)	$ (1.27)	$ (0.15)	$ —	$ (0.15)	$ 7.54	(14.23)%		$ 208,399	1.14%	0.54%	1.52%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.50	$ 0.13	$ 0.44	$ 0.57	$ (0.08)	$ (0.03)	$ (0.11)	$ 8.96	6.92%		$ 235,702	1.16%	0.56%	1.78%

HIMCO VIT American Funds New World Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IB	$ 5.65	$ 0.08	$ 0.13	$ 0.21	$ —	$ —	$ —	$ 5.86	3.72%	(4)	$ 25,733	1.48%(5)	0.58%(5)	2.74%(5)

For the Year Ended December 31, 2014
IB	$ 9.17	$ 0.05	$ (0.54)	$ (0.49)	$ (0.10)	$ (2.93)	$ (3.03)	$ 5.65	(8.17)%		$ 27,138	1.49%	0.59%	0.59%

For the Year Ended December 31, 2013(6)
IB	$ 9.46	$ 0.07	$ 0.89	$ 0.96	$ (0.08)	$ (1.17)	$ (1.25)	$ 9.17	11.06%		$ 34,304	1.43%	0.58%	0.77%

For the Year Ended December 31, 2012(6)(7)
IB	$ 8.66	$ 0.07	$ 1.38	$ 1.45	$ (0.15)	$ (0.50)	$ (0.65)	$ 9.46	17.47%		$ 51,697	1.41%	0.56%	0.61%

For the Year Ended December 31, 2011(6)(7)
IB	$ 10.24	$ 0.15	$ (1.60)	$ (1.45)	$ (0.13)	$ —	$ (0.13)	$ 8.66	(14.23)%		$ 52,569	1.41%	0.56%	1.33%

For the Year Ended December 31, 2010(6)(7)
IB	$ 8.80	$ 0.11	$ 1.42	$ 1.53	$ (0.09)	$ —	$ (0.09)	$ 10.24	17.54%		$ 72,257	1.42%	0.57%	1.30%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Ratios do not include expenses of the Master Funds.
(4)	Not annualized.
(5)	Annualized.
(6)

Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the American HLS Funds.

(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information at the conclusion of Financial Highlights

40

HIMCO Variable Insurance Trust

Financial Highlights — (concluded)

	Portfolio Turnover Rate
	For the
	Six-Month	For the Year	For the Year	For the Year	For the Year	For the Year
	Period Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2014	2013(1)	2012(1)	2011(1)	2010(1)
HIMCO VIT American Funds Asset Allocation Fund	10%	11%	29%	14%	9%	11%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	12	15	16	23	14	11
HIMCO VIT American Funds Bond Fund	5	6	15	15	15	13
HIMCO VIT American Funds Global Bond Fund	4	12	10	8	16	17
HIMCO VIT American Funds Global Growth and Income Fund	1	7	4	5	5	8
HIMCO VIT American Funds Global Growth Fund	8	15	7	4	11	11
HIMCO VIT American Funds Global Small Capitalization Fund	9	5	11	4	11	16
HIMCO VIT American Funds Growth Fund	11	8	3	4	5	7
HIMCO VIT American Funds Growth-Income Fund	9	8	6	9	5	8
HIMCO VIT American Funds International Fund	7	6	4	7	9	7
HIMCO VIT American Funds New World Fund	8	16	6	8	9	12

(1)        Prior to December 31, 2014, Ernst & Young LLP served as independent registered public accounting firm. Ernst & Young LLP was the independent registered public accounting firm for the American HLS Funds.

41

HIMCO Variable Insurance Trust

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

HIMCO Variable Insurance Trust

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2015 through June 30, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Fund Name	1/1/15	6/30/15	1/1/15 - 6/30/15(1)	Expense Ratio
HIMCO VIT American Funds Asset Allocation Fund
Actual
Class IB	$1,000.00	$1,007.70	$2.79	0.56%
Hypothetical
Class IB	$1,000.00	$1,022.02	$2.81	0.56%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Actual
Class IB	$1,000.00	$ 996.40	$2.82	0.57%
Hypothetical
Class IB	$1,000.00	$1,021.97	$2.86	0.57%
HIMCO VIT American Funds Bond Fund
Actual
Class IB	$1,000.00	$ 995.80	$2.67	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.12	$2.71	0.54%
HIMCO VIT American Funds Global Bond Fund
Actual
Class IB	$1,000.00	$ 972.20	$2.84	0.58%
Hypothetical
Class IB	$1,000.00	$1,021.92	$2.91	0.58%

43

HIMCO Variable Insurance Trust

Expense Example (Unaudited) – (concluded)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Fund Name	1/1/15	6/30/15	1/1/15 - 6/30/15(1)	Expense Ratio
HIMCO VIT American Funds Global Growth and Income Fund
Actual
Class IB	$1,000.00	$1,032.80	$2.77	0.55%
Hypothetical
Class IB	$1,000.00	$1,022.07	$2.76	0.55%
HIMCO VIT American Funds Global Growth Fund
Actual
Class IB	$1,000.00	$1,077.60	$3.04	0.59%
Hypothetical
Class IB	$1,000.00	$1,021.87	$2.96	0.59%
HIMCO VIT American Funds Global Small Capitalization Fund
Actual
Class IB	$1,000.00	$1,153.10	$3.10	0.58%
Hypothetical
Class IB	$1,000.00	$1,021.92	$2.91	0.58%
HIMCO VIT American Funds Growth Fund
Actual
Class IB	$1,000.00	$1,056.70	$2.75	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.12	$2.71	0.54%
HIMCO VIT American Funds Growth-Income Fund
Actual
Class IB	$1,000.00	$1,027.80	$2.72	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.12	$2.71	0.54%
HIMCO VIT American Funds International Fund
Actual
Class IB	$1,000.00	$1,052.20	$2.80	0.55%
Hypothetical
Class IB	$1,000.00	$1,022.07	$2.76	0.55%
HIMCO VIT American Funds New World Fund
Actual
Class IB	$1,000.00	$1,037.20	$2.93	0.58%
Hypothetical
Class IB	$1,000.00	$1,021.92	$2.91	0.58%

(1)        Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

44

HIMCO Variable Insurance Trust

Main Risks (Unaudited)

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Funds are described below. Each Fund is exposed to these risks through its investment in the corresponding Master Fund. For more detailed information on the risks associated with an investment in the Funds, please see each Fund’s prospectus.

Asset Allocation Risk	x
Call Risk	x		x	x							x
Credit Risk	x		x	x							x
Derivatives Risk			x
Dividend Paying Security Investment Risk	x	x			x				x
Dollar Rolls Risk			x
Emerging Markets Risk				x	x	x	x			x	x
Extension Risk			x
Foreign Investments Risk	x	x	x	x	x	x	x	x	x	x	x
Growth Orientation Risk	x	x			x	x	x	x	x	x	x
Hedging			x
Interest Rate Risk	x		x	x							x
Investment Strategy Risk	x	x	x	x	x	x	x	x	x	x	x
Junk Bond Risk	x		x	x							x
Market Risk	x	x	x	x	x	x	x	x	x	x	x
Master-Feeder Structure Risk	x	x	x	x	x	x	x	x	x	x	x
Mortgage- and Asset-Backed Securities Risk			x	x
Non-Diversification Risk				x
Prepayment Risk			x
Small Cap Stock Risk							x				x
To Be Announced (TBA) Securities Risk			x
U.S. Government Securities Risk	x		x	x

Asset Allocation Risk – The risk that if the strategy of the Master Fund’s investment adviser for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

45

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (continued)

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Dividend Paying Security Investment Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Dollar Rolls Risk – Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Extension Risk – Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of certain investments – such as mortgage- and asset-backed securities – and cause the value of these investments to fall.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Growth Orientation Risk – The price of a growth company’s stock may decrease, or it may not increase to the level that the Master Fund’s investment adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Master Fund is out of favor, the Master Fund may underperform other equity funds that use different investing styles.

Hedging – Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank

46

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (continued)

monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

Investment Strategy Risk – The investment strategy of the Master Fund’s investment adviser will influence performance significantly. If the investment strategy of the Master Fund’s investment adviser does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Master Fund’s investment objective will be achieved.

Junk Bond Risk – Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Master-Feeder Structure Risk – Because it invests in the Master Fund, the Fund is also subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in a Master Fund. As shareholders of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to their respective Master Fund. Feeder funds with a greater pro rata ownership in a Master Fund could have effective voting control of the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including the applicable fund.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Non-Diversification Risk – The Master Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund. Consequently, the Fund is also non-diversified. Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

Prepayment Risk – Falling interest rates may cause faster than expected prepayments of the mortgages and loans underlying the Fund’s mortgage- and asset-backed securities investments. When this happens, the Fund may have to reinvest the proceeds of these prepayments at lower rates, reducing the Fund’s income.

Small Cap Stock Risk – Small capitalization stocks may be more risky than stocks of larger companies. Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                     less certain growth prospects

•                     lower degree of liquidity in the markets for such stocks

•                     thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                     limited product lines, markets or financial resources

•                     dependence on a few key management personnel

•                     increased susceptibility to losses and bankruptcy increased transaction costs

47

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (concluded)

To Be Announced (TBA) Securities Risk – TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

48

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

a) management;
b) use; and
c) protection;
of Personal Information.

This notice describes how we collect, disclose, and protect
Personal Information.

We collect Personal Information to:
a) service your Transactions with us; and
b) support our business functions.

We may obtain Personal Information from:
a) You;
b) your Transactions with us; and
c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a) your name;
b) your address;
c) your income;
d) your payment; or
e) your credit history;
may be gathered from sources such as applications,
Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a) our insurance companies;
b) our employee agents;
c) our brokerage firms; and
d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:
a) market our products; or
b) market our services;
to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:
a) the confidentiality; and
b) the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

We, and third parties we partner with, may track some of the pages You visit through the use of:

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

a) cookies;
b) pixel tagging; or
c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a) “opt-out;” or
b) “opt-in;”
as required by law.

We only disclose Personal Health Information with:
a) your proper written authorization; or
b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a) underwriting policies;
b) paying claims;
c) developing new products; or
d) advising customers of our products and services.

As used in this Privacy Notice:
Application means your request for our product or service. Personal Financial Information means financial information such as:
a) credit history;
b) income;
c) financial benefits; or
d) policy or claim information.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

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This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction which the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of HIMCO Variable Insurance Trust Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)         The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar  functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         The registrant did not experience a change in internal control over financial reporting.

Item 12. Exhibits.

(a)   (1) Not applicable.

(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

(3) Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
August 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
August 12, 2015

By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer
August 12, 2015